       PROSPECTUS

[GLOBE GRAPHIC]
       May 3, 2004

       Classes A, B and C
                                                 GLOBAL AND INTERNATIONAL EQUITY
                                                 FUND
                                                 ING Global Science and
                                                 Technology Fund
                                                 (formerly, ING Technology Fund)
                                                 DOMESTIC EQUITY AND INCOME FUND
                                                 ING Equity Income Fund
                                                 (formerly, ING Growth and
                                                 Income Fund)

       This Prospectus contains important information about investing in the ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

                                                           [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT STRATEGY



[SCALE GRAPHIC]
         RISKS



[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST




This Prospectus describes each Fund's objective, investment strategy and risks.

You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    INTRODUCTION TO THE ING FUNDS                            1
    FUNDS AT A GLANCE                                        2

    GLOBAL AND INTERNATIONAL EQUITY FUND
    ING Global Science and Technology Fund                   4

    DOMESTIC EQUITY AND INCOME FUND
    ING Equity Income Fund                                   6


    WHAT YOU PAY TO INVEST                                   8
    SHAREHOLDER GUIDE                                       10
    MANAGEMENT OF THE FUNDS                                 17
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      20
    MORE INFORMATION ABOUT RISKS                            21
    FINANCIAL HIGHLIGHTS                                    26
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   INTRODUCTION TO THE ING FUNDS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

GLOBAL AND INTERNATIONAL EQUITY FUND

  ING Global Science and Technology Fund seeks long-term growth of capital.

  It may suit you if you:

  - are investing for the long-term -- at least several years;
  - are looking for exposure to international markets; and
  - are willing to accept higher risk in exchange for the potential for long-term growth.

DOMESTIC EQUITY AND INCOME FUND

  ING Equity Income Fund seeks long-term growth of capital and income.

  It may suit you if you:

  - want both regular income and the potential for capital appreciation; and
  - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Domestic Equity Growth, Domestic Equity Index or Domestic Equity Value Funds.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.

                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
GLOBAL AND        ING Global Science and Technology Fund                 Long-term capital appreciation
INTERNATIONAL     Adviser: ING Investments, LLC
EQUITY FUND       Sub-Adviser: BlackRock Advisors, Inc.


DOMESTIC          ING Equity Income Fund                                 Long-term growth of capital
EQUITY AND        Adviser: ING Investments, LLC                          and income
INCOME FUND       Sub-Adviser: Wellington Management Company, LLP

 2      Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Equity securities of U.S. and foreign companies in        Price volatility and other risks that accompany an
the science and technology sectors.                       investment in equity securities and maintaining a
                                                          diversified portfolio focusing on companies engaged in
                                                          science and technology sectors.


Equity securities of large dividend-paying U.S.           Price volatility and other risks that accompany an
companies.                                                investment in equity securities and dividend-paying
                                                          companies.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Funds at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GLOBAL SCIENCE AND TECHNOLOGY FUND                  BlackRock Advisors, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund will invest primarily in equity securities of U.S. and non-U.S. companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Sub-Adviser considers science and technology companies to be companies that derive at least 50% of their assets, gross income or net profits from the development or production of products/services involved in the processing or storage of information. The Fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries.

The Fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The Sub-Adviser will invest in U.S. and non-U.S. companies (including companies located in emerging market countries) that are expected to offer the best opportunities for growth and high investment returns. The Sub-Adviser uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor will change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The Sub-Adviser, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the Fund's portfolio holdings include:

- Application Software

- IT Consulting & Services

- Internet Software and Services

- Networking Equipment

- Telecom Equipment

- Computer Hardware

- Computer Storage & Peripherals

- Electronic Equipment and Instruments

- Semiconductor Equipment

- Semiconductors

- Aerospace & Defense

- Electrical Components & Equipment

- Biotechnology

- Pharmaceuticals

- Healthcare Equipment & Supplies

- Healthcare Distribution & Services

- Healthcare Facilities

- Industrial Gases

- Specialty Chemicals

- Advanced Materials

- Integrated Telecom Services

- Alternative Carriers

- Wireless Telecommunication Services

The Fund generally will sell a stock when, in the Sub-Adviser's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The Sub-Adviser uses a broad set of technical tools to enhance the timing of purchase or sell decisions.

The Fund may invest excess cash in short-term U.S. Government securities and other high quality debt securities for temporary and defensive purposes. It also may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

SMALL-/MID SIZED COMPANIES -- the Fund's investments in small and mid-sized companies may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

SCIENCE AND TECHNOLOGY -- the Fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to the changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries and economic and political climates tend to be less stable. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected. The Fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the Fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

SECURITIES LENDING -- when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Securities lending may intensify the market risk, credit risk and other risks and the Fund could incur losses in connection with the investment of cash collateralizing loaned securities.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 4      ING Global Science and Technology Fund

                                          ING GLOBAL SCIENCE AND TECHNOLOGY FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                  The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 2001       2002       2003
 ----       ----       ----
-24.92     -42.64      46.74

(1) These figures are for the year ended December 31 of each year. The figure does not reflect sales charges and would be lower if it did.
(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, Aeltus Investment Management, Inc. served as the investment adviser. Effective January 2, 2004, BlackRock Advisors, Inc. serves as Sub-Adviser to the Fund. Prior to January 2, 2004, AIC Asset Management, LLC served as the Sub-Adviser to the Fund.
(3) Effective February 17, 2004, the Fund changed its name to ING Global Science and Technology Fund. Prior to February 17, 2004, the name of the Fund was ING Technology Fund.

            Best and worst quarterly performance during this period:
                           4th quarter 2001:  39.14%
                           3rd quarter 2001: -34.86%
   The Fund's Class A shares' year-to-date total return as of March 31, 2004:
                                     -1.83%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), the Pacific Stock Exchange Technology Index (PSE Technology Index), and the Goldman Sachs Technology Industry Composite Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   38.31            -23.33                  N/A
Class A Return After Taxes on Distributions(2)                  %   38.27            -23.31                  N/A
Class A Return After Taxes on Distributions and Sale of Fund
 Shares(2)                                                      %   24.87            -18.46                  N/A
Class B Return Before Taxes(3)                                  %   40.88            -23.34                  N/A
Class C Return Before Taxes(4)                                  %   44.67            -22.83                  N/A
S&P 500 Index (reflects no deduction for fees or
 expenses)(5)                                                   %   28.71             -3.83(8)               N/A
PSE Technology Index (reflects no deduction for fees or
 expenses)(6)                                                   %   52.62            -12.38(8)               N/A
Goldman Sachs Technology Industry Composite Index (reflects
no deduction for fees, expenses or taxes)(7)                    %   54.18            -22.87(8)               N/A

(1) Class A, Class B and Class C shares commenced operations on March 1, 2000.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large capitalization companies whose securities are traded on major U.S. stock markets, which more closely tracks the types of securities in which the Fund invests than the Goldman Sachs Technology Industry Composite Index.

(6) The PSE Technology Index is an unmanaged index published by the Pacific Exchange, is comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology. This Index is included as an additional comparison for Fund performance.

(7) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.

(8) The S&P 500 Index, PSE Technology Index and Goldman Sachs Technology Industry Composite Index returns are for the period beginning March 1, 2000.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                  ING Global Science and Technology Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING EQUITY INCOME FUND                        Wellington Management Company, LLP
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term growth of capital and income.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of companies that the Sub-Adviser believes to be financially sound but currently out of favor, provide the potential for above-average total returns, and sell at below-average P/E multiples. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund will invest primarily in large dividend paying companies with market capitalizations over $2 billion. Within this context, the Fund's key securities selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. The Fund will be invested primarily in common stock but may also invest in convertible securities, rights, warrants and exchange traded funds. The Fund may invest up to 20% of its total assets in securities of foreign issuers including non-dollar denominated securities.

The Sub-Adviser will use a contrarian approach and will seek stocks that offer above average dividend yields, below average valuations and the potential of dividend increases in the future. The Sub-Adviser uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. At the time of investment, every equity security in which the Fund invests will generally pay a dividend or be expected to pay a dividend within twelve months. Portfolio construction is driven primarily by security selection.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition. Stocks of medium-sized and smaller companies tend to be more volatile and less liquid than stocks of larger companies.

MARKET TRENDS -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

VALUE MANAGEMENT -- following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

FOREIGN INVESTING RISK -- some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce currency risk may not perform as expected.

EXCHANGE TRADED FUNDS -- ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the ETF's underlying NAVs. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund will receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

 6      ING Equity Income Fund

                                                          ING EQUITY INCOME FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----
30.75     26.79    30.57    14.58    17.62   -11.65   -18.81   -25.50    25.47

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Effective March 1, 2004, Wellington Management Company, LLP serves as Sub-Adviser to the Fund. Prior to March 1, 2004, Aeltus Investment Management, Inc. served as Sub-Adviser.
(3) Effective March 1, 2004, the Fund changed its name to ING Equity Income Fund. Prior to March 1, 2004, the name of the Fund was ING Growth and Income Fund.

            Best and worst quarterly performance during this period:
                            4th quarter 1998:  19.30%
                            3rd quarter 2002: -16.37%
   The Fund's Class A shares' year-to-date total return as of March 31, 2004:
                                     2.14%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 1000 Value Index, the Russell 1000 Index and the Standard & Poor's Composite Stock Price Index (S&P 500 Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %  18.26          -5.77                   6.69
Class A Return After Taxes on Distributions(2)                  %  18.15          -7.21                   4.11
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  11.86          -5.33                   4.67
Class B Return Before Taxes(3)                                  %  19.59          -5.69(1)                 N/A
Class C Return Before Taxes(4)                                  %  23.39          -5.36                  -4.56
Russell 1000 Value Index(5)                                     %  30.03           3.56                  12.61(8)
Russell 1000 Index(6)                                           %  29.89          -0.13                  11.75(9)
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(7)                                                     %  28.71          -0.57                  11.85(10)

 (1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

 (2) Reflects deduction of sales charge of 5.75%.

 (3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

 (4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

 (5) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Fund invests than the S&P 500 Index.

 (6) The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. This Index is included as an additional comparison for Fund performance.

 (7) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

 (8) Index return for Class A is for the period beginning April 1, 1994. Index return for Class B is 3.82% for the period beginning March 1, 1999. Index return for Class C is 3.99% for the period beginning June 1, 1998.

 (9) Index return for Class A is for the period beginning April 1, 1994. Index return for Class B is -0.20% for the period beginning March 1, 1999. Index return for Class C is 2.15% for the period beginning June 1, 1998.

(10) Index return for Class A is for the period beginning April 1, 1994. Index return for Class B is -0.77% for the period beginning March 1, 1999. Index return for Class C is 1.82% for the period beginning June 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING Equity Income Fund       7

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the ING Funds.


FEES YOU PAY DIRECTLY

                                                         CLASS A(1)    CLASS B(1)    CLASS C(1)
-----------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF
  OFFERING PRICE)                                           5.75          none          none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR
  SALES PRICE, WHICHEVER IS LESS)                           none(2)       5.00(3)       1.00(4)

(1) The Funds do not impose any front-end sales charge (load) on reinvested dividends or exchanges.

(2) A contingent deferred sales charge (CDSC) of no more than 1.00% may be assessed on certain redemptions of Class A shares that were part of an investment purchased without an initial sales charge. Please see page 11.

(3) Imposed upon redemption 6 years from purchase.
    The fee has scheduled reductions after the first year. Please see page 11.

(4) Imposed upon redemption within the first year.
    No CDSC is charged thereafter. Please see page
    11.

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(AS A % OF AVERAGE NET ASSETS)

                                                       DISTRIBUTION
                                                           AND                           TOTAL          WAIVERS,
                                                         SERVICE                         FUND        REIMBURSEMENTS
                                         MANAGEMENT      (12b-1)          OTHER        OPERATING           AND             NET
                                            FEE            FEES        EXPENSES(2)     EXPENSES        RECOUPMENT        EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
 ING Global Science and
  Technology Fund                  %        1.05           0.25            1.61(4)        2.91(4)         -1.16(3)(4)      1.75
 ING Equity Income Fund            %        0.70           0.25            0.23           1.18               --            1.18
CLASS B
 ING Global Science and
  Technology Fund                  %        1.05           1.00            1.61(4)        3.66(4)         -1.16(3)(4)      2.50
 ING Equity Income Fund            %        0.70           1.00            0.23           1.93               --            1.93
CLASS C
 ING Global Science and
  Technology Fund                  %        1.05           1.00            1.61(4)        3.66(4)         -1.16(3)(4)      2.50
 ING Equity Income Fund            %        0.70           1.00            0.23           1.93               --            1.93

--------------------------------------------------------------------------------

(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year as adjusted for contractual charges and fee waivers to which ING Investments, LLC (ING) has agreed for each Fund.

(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of average daily net assets.

(3) ING Investments, LLC, the Adviser to ING Global Science and Technology Fund, has entered into a written expense limitation agreement with the Fund, under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of the Fund's expenses waived, reimbursed or recouped during the last fiscal year by the Adviser is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limit will continue through May 31, 2005. The expense limitation agreement is contractual and shall renew automatically for a one-year term unless ING provides written notice of the termination of the investment management agreement.

(4) Excludes one-time merger fees of 0.12% for Classes A, B and C incurred in connection with the merger of ING Global Technology into ING Global Science and Technology Fund.

 8      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS A

FUND                                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------------
 ING Global Science and Technology(1)                           $     743        1,321       1,924       3,544
 ING Equity Income                                              $     688          928       1,187       1,924

--------------------------------------------------------------------------------

CLASS B

                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 ING Global Science and Technology(1)     $   753       1,314      1,994      3,674       253       1,014      1,794      3,674
 ING Equity Income                        $   696         906      1,242      2,059       196         606      1,042      2,059

CLASS C

                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 ING Global Science and Technology(1)     $   353       1,014      1,794      3,840       253       1,014      1,794      3,840
 ING Equity Income                        $   296         606      1,042      2,254       196         606      1,042      2,254

--------------------------------------------------------------------------------

(1) The examples reflect the contractual expense limits for the one-year period and the first year of the three-, five-, and ten-year periods.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  What You Pay to Invest       9

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS(TM)

You may select from up to three separate classes of shares: Class A, Class B and Class C.

CLASS A

- Front-end sales charge, as described on the next page.

- Distribution and service (12b-1) fees of 0.25%.

CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A contingent deferred sales charge (CDSC), as described on the next page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 0.75% for the Domestic Equity Index Funds and 1.00% for all other Funds.

- A 1% CDSC on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the CDSC. The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. You should discuss which class of shares is right for you with your investment professional.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund has adopted a Rule 12b-1 Plan, which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

 10      Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

CLASS A(1)(2)

Class A shares of the Funds offered in this Prospectus are sold subject to the following sales charge:

                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               5.75            6.10
 $50,000 - $99,999               4.50            4.71
 $100,000 - $249,999             3.50            3.63
 $250,000 - $499,999             2.50            2.56
 $500,000 - $999,999             2.00            2.04
 $1,000,000 and over                             See below

(1) Shareholders that purchased funds prior to February 2, 1998, that were a part of the Aetna family of funds at the time of purchase, are not subject to sales charges for the life of their account.

(2) The term "offering price" includes the front-end sales charge.

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, except as described below, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                       PERIOD DURING WHICH
YOUR INVESTMENT                 CDSC      CDSC APPLIES
 $1,000,000 - $2,499,999        1.00%        2 years
 $2,500,000 - $4,999,999        0.50         1 year
 $5,000,000 or greater          0.25         1 year

Class A shares of funds that were purchased in an amount of $1 million or more that were part of the Aetna family of funds (other than any of the Aetna Index Plus Funds) at the time of purchase will be subject to a CDSC if they are redeemed within two years of purchase, depending on the amount of the purchase as follows:

                                         PERIOD DURING WHICH
YOUR INVESTMENT                  CDSC       CDSC APPLIES
 $1,000,000 - $2,999,999         1.00%        1st year
                                 0.50         2nd year
 $3,000,000 - $19,999,999        0.50          2 years
 $20 million or greater          0.25          2 years

Class A shares of funds that were purchased in an amount of $1 million or more that were part of the Aetna Index Plus Funds at the time of purchase will be subject to a CDSC if they are redeemed within two years of purchase, depending on the amount of the purchase as follows:

                                         PERIOD DURING WHICH
YOUR INVESTMENT                  CDSC       CDSC APPLIES
 $1,000,000 - $2,999,999         0.50%         2 years
 $3,000,000 - $19,999,999        0.25          2 years
 $20 million or greater          0.25          2 years

Investors who exchange Class A shares that were purchased from funds that were part of the Aetna family of funds at the time of purchase for shares of other ING Funds will be subject to the ING Funds' CDSC schedule which may mean that a higher rate will apply.

CLASS B AND CLASS C

Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

CLASS B DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                  5.00%
 2nd year                                                  4.00
 3rd year                                                  3.00
 4th year                                                  3.00
 5th year                                                  2.00
 6th year                                                  1.00
 After 6th year                                            none

CLASS C DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                  1.00%
 After 1st year                                            none

Class C shares that were purchased through funds that were part of the Aetna family of funds at the time of purchase are subject to a CDSC on redemptions made within 18 months of purchase. The CDSC imposed on redemptions is 1.00%, except for the Domestic Equity Index Funds which impose a CDSC of 0.75%. Investors who exchange such Class C shares for Class C shares of other ING Funds will remain subject to the 18 month CDSC.

To keep your CDSC as low as possible, each time you place a request to redeem shares the Funds will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding Aeltus Money Market Fund, ING Lexington Money Market Trust, Money Market Fund and Classic Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or a Shareholder Services Representative for more information.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       11

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- For Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

- Mandatory distributions from a tax-deferred retirement plan or an IRA.

- Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your financial representative or a Shareholder Services Representative.

REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of a Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or a Shareholder Services Representative. Consult the SAI for more information.

SALES CHARGE WAIVERS. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact a Shareholder Services Representative, or see the SAI.

 12      Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

PURCHASE OF SHARES

The minimum initial investment amounts for the Funds are as follows:

- Non-retirement accounts: $1,000

- Retirement accounts: $250

- Pre-Authorized Investment Plan: $1,000 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Funds and ING Funds Distributor, LLC (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for individual retirement accounts (IRAs)).

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.
What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:
- Name;
- Date of birth (for individuals);
- Physical residential address (although post office boxes are still permitted for mailing); and
- Social security number, taxpayer identification number, or other identifying number.
You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.
EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

MARKET TIMERS

A Fund may restrict or refuse purchase orders whether directly or by exchange by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.

RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for both corporations and self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co.
(SSB) acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.


                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment            Visit or consult an
 YOUR INVESTMENT    professional with an     investment professional.
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.
 BY MAIL            Visit or consult an      Visit or consult an
                    investment               investment professional.
                    professional. Make       Fill out the Account
                    your check payable to    Additions form included
                    the ING Funds and mail   on the bottom of your
                    it, along with a         account statement along
                    completed Application.   with your check payable
                    Please indicate your     to the ING Funds and
                    investment               mail them to the address
                    professional on the      on the account
                    New Account              statement. Remember to
                    Application.             write your account
                                             number on the check.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 992-0180 and    under Initial
                    select Option 4 to       Investment.
                    obtain an account
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank and
                    Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    -------------
                    (the Fund)
                    A/C #751-8315; for
                    further credit to:
                    Shareholder A/C #
                    -----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       13

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $10,000.

- Minimum withdrawal amount is $100.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission (SEC). When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    INVESTMENT               your investment professional.
                                                                    PROFESSIONAL             Investment professionals may charge
                                                                                             for their services in connection with
                                                                                             your redemption request, but neither
                                                                                             the Fund nor the Distributor imposes
                                                                                             any such charge.
                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-9368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.
                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call a Shareholder Services
                                                                                             Representative at (800) 992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.

 14      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange
(NYSE) (usually at 4:00 p.m. Eastern Time). The Funds are open for business every day the NYSE is open. The NYSE is closed on all national holidays and Good Friday; Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less at the time of purchase are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Funds' Board of Directors. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the transfer agent.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of ING Aeltus Money Market Fund for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Funds may prohibit excessive exchanges (more than four per year). The Funds also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       15

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of the prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

CDSC ON EXCHANGE TO ING SENIOR INCOME FUND

You are not required to pay an applicable CDSC upon an exchange from any ING Fund described in this Prospectus to the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the Fund's CDSC will apply. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund except ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account has a value of less than $1,000, ($250 for IRAs), other than as a result of a decline in the NAV per share.

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 992-0180 or your investment professional. We will begin sending you individual copies thirty days after receiving your request.

 16      Shareholder Guide

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING INVESTMENTS), an Arizona limited liability company serves as the investment adviser to the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments acts as a "manager-of-managers" for the Funds. ING Investments delegates to the Sub-Advisers of the Funds the responsibility for investment management, subject to ING Investment's oversight. ING Investments is responsible for monitoring the investment program and performance of the Sub-Advisers of the Funds. From time to time, ING Investments may also recommend the appointment of additional or replacement Sub-Advisers to the Funds' Board. The Funds and ING Investments have received shareholder approval to permit ING Investments, with the approval of the Funds' Board, to replace a non-affiliated Sub-Adviser as well as change the terms of a contract with a non-affiliated Sub-Adviser, without submitting the contract to a vote of the Funds' shareholders. The Funds will notify shareholders of any change in the identity of a Sub-Adviser of the Funds. In this event, the names of the Funds and their investment strategies may also change.

ING Investments is registered with the SEC as an investment adviser. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of December 31, 2003, ING managed over $36.6 billion in assets.

ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

FUND                                              MANAGEMENT FEE
ING Global Science and Technology                      1.05
ING Equity Income                                      0.70

SUB-ADVISERS

ING has engaged a Sub-Adviser to provide the day-to-day management of each Fund's portfolio. The Sub-Advisers have, at least in part, been selected on the basis of their successful application of consistent, well-defined and long-term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of each Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING or the Board of Directors. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Fund.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND
BLACKROCK ADVISORS, INC.

BlackRock Advisors, Inc. ("BlackRock"), 100 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation, serves as Sub-Adviser to the Fund. Founded in 1994, BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly-traded investment management firms in the U.S. Subject to the supervision of the Board and ING Investments, BlackRock manages the Fund's assets in accordance with the Fund's investment objective, policies and limitations. BlackRock makes investment decisions for the Fund as to those assets and places orders to purchase and sell securities and other investments for the Fund. As of December 31, 2003, BlackRock and its affiliates had more than $309 billion in assets under management.

The Fund is managed by Thomas P. Callan and Daniel M. Rea.

Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, is a co-portfolio manager of the Fund. Mr. Callan is a member of BlackRock's global small cap equity team. He is lead manager for international and U.S. opportunities portfolios managed by BlackRock. Before becoming part of BlackRock, Mr. Callan had been with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.

Daniel M. Rea, Director and Portfolio Manager, is a co-portfolio manager of the Fund. Mr. Rea is a member of BlackRock's global small cap equity team, and is responsible for coverage of stocks in the healthcare sector. Mr. Rea joined BlackRock in 2000 from Driehaus Capital Management, where he was a healthcare analyst and, later, the portfolio manager of the Driehaus Emerging Growth Fund and Driehaus Recent Issues Fund. Prior to joining Driehaus in 1997, he was with GE Capital Corporation in the Financial Management Program.

PERFORMANCE OF A SIMILAR FUND MANAGED BY BLACKROCK

The tables below are designed to show you how a similar fund managed by BlackRock ("BlackRock Fund"), performed over various periods in the past. BlackRock Fund has an investment objective, policies, strategies and risks that are substantially similar to the investment objective, policies,



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       17

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

strategies and risks of ING Global Science and Technology Fund.

The tables show the returns for the BlackRock Fund compared to the S&P 500 Index for the one-year, three-year, and since inception periods ended December 31, 2003 and on an annual basis as of December 31 of each of the last three years. Class A shares of BlackRock Fund would have substantially similar returns as Class A, Class B, and Class C shares of ING Global Science and Technology Fund because the funds have similar investment objectives, policies, strategies and risks. Annual returns would differ to the extent the classes have different expenses. This information is designed to demonstrate the historical track record of BlackRock. IT DOES NOT INDICATE HOW ING GLOBAL SCIENCE AND TECHNOLOGY FUND HAS PERFORMED OR WILL PERFORM IN THE FUTURE. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2003)

                                  BLACKROCK
                                   FUND(1)       S&P 500 INDEX(2)
                                  ---------      ----------------
 One Year                           58.36%            28.68%
 Three Years                       -14.26%            -4.05%
 Five Years                            N/A               N/A
 Ten Years                             N/A               N/A
 Since Inception (05/15/2000)      -13.25%            -5.66%

                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)

                                  BLACKROCK
                                   FUND(1)       S&P 500 INDEX(2)
                                  ---------      ----------------
 2003                               58.36%            28.68%
 2002                              -35.11%           -22.10%
 2001                              -38.65%           -11.89%

(1) The investment returns for the BlackRock Fund are the returns of a class of shares the expenses of which, including sales charges, fees and expenses, are not those of the ING Global Science and Technology Fund.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

ING EQUITY INCOME FUND
WELLINGTON MANAGEMENT COMPANY, LLP

Wellington Management Company, LLP (Wellington Management) serves as Sub-Adviser to ING Equity Income Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides service to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2003, Wellington Management had over $393 billion in assets under management.

The Fund is managed by Karen H. Grimes, CFA and Vice President of Wellington Management. Ms. Grimes is a member of an investment team that specializes in value-oriented investing. She joined Wellington Management in 1995 and has been an investment professional since 1983.

PERFORMANCE OF SIMILAR EQUITY INCOME ACCOUNTS MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

The tables below are designed to show you how a composite of similar equity income investment accounts managed by Wellington Management performed over various periods in the past.

The Wellington Management Equity Income Composite (the "Wellington Management Composite") is a composite of the performance of all actual fee-paying, fully discretionary equity income accounts managed by Wellington Management. An account is included in the composite beginning with the first full month of eligibility. Each account in the Wellington Management Composite has investment objectives, policies, strategies and risks that are substantially similar to the investment objective, policies, strategies and risks of ING Equity Income Fund.

The tables below show the returns for the Wellington Management Composite compared with the Russell 1000 Value Index for the one-year, three-year, and since inception periods ended December 31, 2003 and on an annual basis as of December 31 of each of the last 3 years. This information is designed to demonstrate the historical track record of Wellington Management. IT DOES NOT INDICATE HOW ING EQUITY INCOME FUND HAS PERFORMED OR WILL PERFORM IN THE FUTURE. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2003)

                                    WELLINGTON      RUSSELL 1000(1)
                                   EQUITY INCOME         VALUE
                                   COMPOSITE (%)       INDEX (%)
                                   -------------    ---------------
 One Year                              14.34%            30.03%
 Three Years                            0.96%             1.22%
 Five Years                               N/A               N/A
 Ten Years                                N/A               N/A
 Since Inception (01/31/2000)           7.61%             3.57%

                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)

                                    WELLINGTON      RUSSELL 1000(1)
                                   EQUITY INCOME         VALUE
                                   COMPOSITE (%)       INDEX (%)
                                   -------------    ---------------
 2003                                  21.32%            30.03%
 2002                                 -11.69%           -15.52%
 2001                                   1.92%            -5.59%


 18      Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

(1) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

Except to the extent performance has been adjusted to reflect the operating costs of ING Equity Income Fund, the performance reflected in the Wellington Management Composite has been prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS), which differ from the method used by the SEC.

The composite performance data in the Wellington Management Composite was calculated on a total return basis and includes all losses. The total returns for the Wellington Management Composite in the Average Annual Total Return and Annual Total Return tables reflect the deduction of net operating expenses for the ING Equity Income Fund of 1.18%. Net operating expenses include investment advisory fees, distribution and service (Rule 12b-1) fees, custodial fees, brokerage commissions and execution costs, any applicable sales charges, and other expenses, without the provision for any applicable federal or state income taxes, if any. All accounts in the composite are investment companies registered under the Investment Company Act of 1940. The aggregate returns of the accounts in the Wellington Management Composite may not reflect the returns of any particular account of Wellington Management.



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                                                Management of the Funds       19

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, as follows:

ANNUALLY(1)                        SEMI-ANNUALLY(2)
-----------                        ----------------
ING Global Science and             ING Equity Income Fund
Technology Fund

(1) Distributions are normally expected to consist primarily of capital gains.

(2) Dividends are normally expected to consist of ordinary income.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Classes A, B or C shares of a Fund invested in another ING Fund that offers the same class shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. Except as described below, it does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the Fund before May 6, 2003 will be taxed at the maximum rate of 20%.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


 20      Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Investment Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Investment Adviser or Sub-Adviser of a Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

The principal risks of investing in each Fund are discussed in the sections describing each Fund, above, and are discussed further below. While this section is intended to highlight the principal risks of investing in each Fund, a Fund that is not identified below may nonetheless engage in the investment strategies discussed in this section as part of its non-principal investment strategy. When engaging in such a non-principal strategy, a fund is subject to the risk associated with that investment. Investors should see the SAI for more information about the principal and other investment strategies employed by each Fund.

INVESTMENTS IN FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

The risks of investing in foreign securities may be greater for emerging markets investments.

EMERGING MARKETS INVESTMENTS (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

INABILITY TO SELL SECURITIES (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). The Fund may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The



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                                           More Information About Risks       21

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

DERIVATIVES (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

The derivative instruments in which the Fund may invest include futures contracts and options.

FUTURES CONTRACTS AND OPTIONS: The Fund may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Fund also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS: The Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Sub-Adviser determines it is consistent with the Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Sub-Adviser incorrectly forecasts such change, the Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. The Sub-Adviser will monitor the creditworthiness of counterparties to the Fund's swap transactions on an ongoing basis.

CONCENTRATION (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). The Fund concentrates (for purposes of the Investment Company Act of 1940) its assets in securities related to the science and technology sectors, which means that at least 25% of its assets will be invested in each of these sectors at all times. As a result, the Fund may be subject to greater market fluctuation than a fund that has securities representing a broader range of investment alternatives.

PORTFOLIO TURNOVER (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

CONVERTIBLE SECURITIES (ING EQUITY INCOME FUND). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. The Fund may be required to



 22      More Information About Risks
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                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

redeem or convert a convertible security before the holder would otherwise choose.

OTHER INVESTMENT COMPANIES (ING EQUITY INCOME FUND). The Fund, except as limited in the SAI, may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. Investment in other investment companies may include investments in exchange traded funds, or "ETFs," which are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. Sometimes, the prices of ETFs may vary significantly from the net asset values of the ETF's underlying securities. If the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash.

OTHER RISKS

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a Fund, but there can be no guarantee that these will produce the desired results.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve its investment objective.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

BORROWINGS. A Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

ING Equity Income Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the SAI and this Prospectus.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). The Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       23

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, a Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

CONVERTIBLE SECURITIES (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. The Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

OTHER INVESTMENT COMPANIES (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). The Fund, except as limited in the SAI, may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. Investment in other investment companies may include investments in exchange traded funds, or "ETFs," which are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. Sometimes, the prices of ETFs may vary significantly from the net asset values of the ETF's underlying securities. If the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash.

INITIAL PUBLIC OFFERINGS (IPOS). IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings.

RULE 144A SECURITIES. Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets.

DERIVATIVES (ING EQUITY INCOME FUND). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

The derivative instruments in which the Fund may invest include futures contracts and options.

FUTURES CONTRACTS AND OPTIONS: The Fund may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Fund also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS: The Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Sub-Adviser determines it is consistent with the Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Sub-Adviser incorrectly forecasts such



 24      More Information About Risks
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                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

change, the Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. The Sub-Adviser will monitor the creditworthiness of counterparties to the Fund's swap transactions on an ongoing basis.

CORPORATE DEBT SECURITIES (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

U.S. GOVERNMENT SECURITIES (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       25

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's Class A's, Class B's and Class C's financial performance for the past five years or, if shorter, the period of each class's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent auditors, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

 26      Financial Highlights

FINANCIAL HIGHLIGHTS                      ING GLOBAL SCIENCE AND TECHNOLOGY FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements for the periods ending prior to June 1, 2003 have been audited by KPMG LLP, independent auditors.

                                                                                     CLASS A
                                                ---------------------------------------------------------------------------------
                                                         SIX
                                                        MONTHS                         SEVEN
                                                        ENDED            YEAR         MONTHS           YEAR            MARCH 1,
                                                     NOVEMBER 30,        ENDED         ENDED           ENDED          2000(5) TO
                                                         2003           MAY 31,       MAY 31,       OCTOBER 31,       OCTOBER 31,
                                                     (UNAUDITED)         2003         2002(4)          2001              2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period           $        3.07             3.82          3.88            8.56             10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                            $       -0.03            -0.02         -0.04           -0.05             -0.06
 Net realized and unrealized loss on
 investments                                    $        0.79            -0.73         -0.02           -4.63             -1.38
 Total from investment operations               $        0.76            -0.75         -0.06           -4.68             -1.44
 Net asset value, end of period                 $        3.83             3.07          3.82            3.88              8.56
 TOTAL RETURN(1):                               %       24.76           -19.63         -1.55          -54.67            -14.40
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $      37,269           29,539        10,341           7,425             7,569
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(2)(3)                            %        1.85             1.75          1.75            1.75              1.75
 Gross expenses prior to expense
 reimbursement(2)                               %        2.49             3.03          2.60            2.61              2.73
 Net investment loss after expense
 reimbursement(2)(3)                            %       -1.62            -1.48         -1.68           -1.36             -1.34
 Portfolio turnover rate                        %          18               28            59             175               124

                                                                                     CLASS B
                                                ---------------------------------------------------------------------------------
                                                         SIX
                                                        MONTHS                         SEVEN
                                                        ENDED            YEAR         MONTHS           YEAR            MARCH 1,
                                                     NOVEMBER 30,        ENDED         ENDED           ENDED          2000(5) TO
                                                         2003           MAY 31,       MAY 31,       OCTOBER 31,       OCTOBER 31,
                                                     (UNAUDITED)         2003         2002(4)          2001              2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period           $        3.00             3.75          3.84            8.52             10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                            $       -0.04            -0.01         -0.06           -0.11             -0.08
 Net realized and unrealized loss on
 investments                                    $        0.76            -0.74         -0.03           -4.57             -1.40
 Total from investment operations               $        0.72            -0.75         -0.09           -4.68             -1.48
 Net asset value, end of period                 $        3.72             3.00          3.75            3.84              8.52
 TOTAL RETURN(1):                               %       24.00           -20.00         -2.34          -54.93            -14.80
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $      17,215           14,311         1,194           1,224             2,329
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(2)(3)                            %        2.59             2.50          2.50            2.50              2.50
 Gross expenses prior to expense
 reimbursement(2)                               %        3.23             3.78          3.35            3.36              3.48
 Net investment loss after expense
 reimbursement(2)(3)                            %       -2.37            -2.19         -2.42           -2.11             -2.09
 Portfolio turnover rate                        %          18               28            59             175               124

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.

(3) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by ING Investments within three years.
(4) The Fund changed its fiscal year end to May 31.
(5) Commencement of operations of class.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING Global Science and Technology Fund       27

ING GLOBAL SCIENCE AND TECHNOLOGY FUND                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS C
                                                ---------------------------------------------------------------------------------
                                                         SIX
                                                        MONTHS                         SEVEN
                                                        ENDED            YEAR         MONTHS           YEAR            MARCH 1,
                                                     NOVEMBER 30,        ENDED         ENDED           ENDED          2000(5) TO
                                                         2003           MAY 31,       MAY 31,       OCTOBER 31,       OCTOBER 31,
                                                     (UNAUDITED)         2003         2002(4)          2001              2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period           $        2.97             3.76          3.84            8.52             10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                            $       -0.04            -0.01         -0.07           -0.17             -0.07
 Net realized and unrealized loss on
 investments                                    $        0.77            -0.78         -0.01           -4.51             -1.41
 Total from investment operations               $        0.73            -0.79         -0.08           -4.68             -1.48
 Net asset value, end of period                 $        3.70             2.97          3.76            3.84              8.52
 TOTAL RETURN(1):                               %       24.58           -21.01         -2.08          -54.93            -14.80
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $       5,427            4,641           642             760             3,307
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(2)(3)                            %        2.59             2.50          2.50            2.50              2.50
 Gross expenses prior to expense
 reimbursement(2)                               %        3.23             3.78          3.35            3.36              3.48
 Net investment loss after expense
 reimbursement(2)(3)                            %       -2.37            -2.22         -2.42           -2.11             -2.09
 Portfolio turnover rate                        %          18               28            59             175               124

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.

(3) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by ING Investments within three years.
(4) The Fund changed its fiscal year end to May 31.
(5) Commencement of operations of class.

 28      ING Global Science and Technology Fund

FINANCIAL HIGHLIGHTS                                      ING EQUITY INCOME FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements for the periods ending prior to June 1, 2003 have been audited by KPMG LLP, independent auditors.

                                                                               CLASS A
                                    ---------------------------------------------------------------------------------------------
                                     SIX MONTHS
                                       ENDED             YEAR     SEVEN MONTHS
                                    NOVEMBER 30,         ENDED       ENDED                    YEAR ENDED OCTOBER 31,
                                        2003            MAY 31,     MAY 31,      ------------------------------------------------
                                    (UNAUDITED)          2003       2002(3)       2001          2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
 Net asset value, beginning
 of period                      $        8.12             9.45         9.49       14.18         16.68         15.22         18.01
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income (loss)   $        0.01             0.04         0.01        0.02          0.04          0.05*         0.06*
 Net realized and unrealized
 gain (loss) on investments     $        0.79            -1.32        -0.04       -3.96          0.49          3.25          0.51
 Total from investment
 operations                     $        0.80            -1.28        -0.03       -3.94          0.53          3.30          0.57
LESS DISTRIBUTIONS FROM:
 Net investment income          $        0.02             0.05         0.01        0.01          0.03          0.11          0.04
 Net realized gains on
 investments                    $          --               --           --        0.74          3.00          1.73          3.32
 Total distributions            $        0.02             0.05         0.01        0.75          3.03          1.84          3.36
 Net asset value, end of
 period                         $        8.90             8.12         9.45        9.49         14.18         16.68         15.22
 TOTAL RETURN(1):               %        9.85           -13.58        -0.28      -29.07          3.50         22.67          3.42
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                        $      53,618           52,182       62,062      63,821        92,407        72,789        23,603
 Ratio to average net assets:
 Expenses(2)                    %        1.17             1.18         1.16        1.11          1.08          1.11          1.20
 Net investment income
 (loss)(2)                      %        0.30             0.47         0.10        0.13          0.08          0.31          0.39
 Portfolio turnover rate        %          65              225          132         194           167           122           160

                                                                                   CLASS B
                                             ------------------------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED             YEAR     SEVEN MONTHS        YEAR ENDED              MARCH 1,
                                             NOVEMBER 30,         ENDED       ENDED           OCTOBER 31,             1999(4) TO
                                                 2003            MAY 31,     MAY 31,      --------------------        OCTOBER 31,
                                             (UNAUDITED)          2003       2002(3)       2001          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $        8.03             9.37         9.44       14.11         16.66           15.41
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)            $       -0.01            -0.02        -0.05       -0.07          0.01           -0.05*
 Net realized and unrealized gain
 (loss) on investments                   $        0.77            -1.32        -0.02       -3.95          0.41            1.31
 Total from investment operations        $        0.76            -1.34        -0.07       -4.02          0.42            1.26
LESS DISTRIBUTIONS FROM:
 Net investment income                   $          --             0.00**         --          --            --            0.01
 Net realized gains on investments       $          --               --           --        0.65          2.97              --
 Total distributions                     $          --             0.00**         --        0.65          2.97            0.01
 Net asset value, end of period          $        8.79             8.03         9.37        9.44         14.11           16.66
 TOTAL RETURN(1):                        %        9.46           -14.26        -0.74      -29.59          2.72            8.17
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $       2,104            1,027          611         683           920             493
 Ratio to average net assets:
 Expenses(2)                             %        1.92             1.93         1.91        1.86          1.83            1.86
 Net investment income (loss)(2)         %       -0.44            -0.28        -0.65       -0.62         -0.67           -0.44
 Portfolio turnover rate                 %          65              225          132         194           167             122

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.

(4) Commencement of operations of class.
* Per share data calculated using weighted average number of shares outstanding throughout the period
** Amounts is less than $0.01 per share.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING Equity Income Fund       29

ING EQUITY INCOME FUND                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 CLASS C
                                            ----------------------------------------------------------------------------------
                                             SIX MONTHS
                                               ENDED             YEAR     SEVEN MONTHS
                                            NOVEMBER 30,         ENDED       ENDED            YEAR ENDED OCTOBER 31,
                                                2003            MAY 31,     MAY 31,      ---------------------------------
                                            (UNAUDITED)          2003       2002(3)       2001          2000         1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                $         8.00             9.33         9.40       14.04         16.59        15.22
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)          $        -0.01            -0.02        -0.01       -0.09          0.01        -0.07*
 Net realized and unrealized gain
 (loss) on investments                 $         0.77            -1.31        -0.06       -3.91          0.41         3.24
 Total from investment operations      $         0.76            -1.33        -0.07       -4.00          0.42         3.17
LESS DISTRIBUTIONS FROM:
 Net investment income                 $           --             0.00**         --          --            --         0.07
 Net realized gains on investments     $           --               --           --        0.64          2.97         1.73
 Total distributions                   $           --             0.00**         --        0.64          2.97         1.80
 Net asset value, end of period        $         8.76             8.00         9.33        9.40         14.04        16.59
 TOTAL RETURN(1):                      %         9.50           -14.22        -0.74      -29.59          2.72        21.68
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)      $        1,348              968        1,327         946         2,209        1,787
 Ratio to average net assets:
 Expenses(2)                           %         1.92             1.93         1.91        1.86          1.83         1.86
 Net investment loss(2)                %        -0.44            -0.28        -0.70       -0.62         -0.67        -0.44
 Portfolio turnover rate               %           65              225          132         194           167          122

                                       CLASS C
                                     -----------

                                      JUNE 30,
                                     1998(4) TO
                                     OCTOBER 31,
                                        1998
-----------------------------------  -----------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                 16.92
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)           -0.01*
 Net realized and unrealized gain
 (loss) on investments                  -1.69
 Total from investment operations       -1.70
LESS DISTRIBUTIONS FROM:
 Net investment income                     --
 Net realized gains on investments         --
 Total distributions                       --
 Net asset value, end of period         15.22
 TOTAL RETURN(1):                      -10.05
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)         569
 Ratio to average net assets:
 Expenses(2)                             1.86
 Net investment loss(2)                 -0.27
 Portfolio turnover rate                  160

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.

(4) Commencement of Fund operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period
** Amounts is less than $0.01 per share.

 30      ING Equity Income Fund

In addition to the Funds offered in this Prospectus, ING Funds Distributor, LLC also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Real Estate Fund

DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund
ING Growth + Value Fund
ING Growth Opportunities Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Disciplined LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
ING Financial Services Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund
ING Tax Efficient Equity Fund
ING Value Opportunity Fund

FIXED INCOME FUNDS
ING Bond Fund
ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING High Yield Opportunity Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund
ING Strategic Bond Fund

GLOBAL EQUITY FUNDS
ING Global Real Estate Fund
ING Worldwide Growth Fund

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Growth Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

MONEY MARKET FUNDS
ING Aeltus Money Market Fund
ING Classic Money Market Fund
ING Money Market Fund

LOAN PARTICIPATION FUNDS
ING Senior Income Fund

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected each Fund's performance, the financial statements and the independent auditors' reports (in annual reports only) during the past fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission
(SEC).

Please write or call for a free copy of the current
Annual/Semi-Annual Reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, N.W.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:

ING Series Fund, Inc.                811-6352

  [ING FUNDS LOGO]               PRPRO-GST/EIABC (0504-050104)

       PROSPECTUS

[ABACUS PHOTO]
       May 3, 2004

       Class I
                                                 GLOBAL AND INTERNATIONAL EQUITY
                                                 FUND
                                                 ING Global Science and
                                                 Technology Fund
                                                 (formerly, ING Technology Fund)
                                                 DOMESTIC EQUITY AND INCOME FUND
                                                 ING Equity Income Fund
                                                 (formerly, ING Growth and
                                                 Income Fund)

       This Prospectus contains important information about investing in the ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

                                                           [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
         RISKS




This Prospectus describes each Fund's objective, investment strategy and risks.

You'll also find:

[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    INTRODUCTION TO THE ING FUNDS                            1
    FUNDS AT A GLANCE                                        2
    GLOBAL AND INTERNATIONAL EQUITY FUND
    ING Global Science and Technology Fund                   4



    DOMESTIC EQUITY AND INCOME FUND
    ING Equity Income Fund                                   6




    WHAT YOU PAY TO INVEST                                   8
    SHAREHOLDER GUIDE                                       10
    MANAGEMENT OF THE FUNDS                                 14
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      17
    MORE INFORMATION ABOUT RISKS                            18
    FINANCIAL HIGHLIGHTS                                    23
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                                                   INTRODUCTION TO THE ING FUNDS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

GLOBAL AND INTERNATIONAL EQUITY FUND

  ING Global Science and Technology Fund seeks long-term growth of capital.

  It may suit you if you:

  - are investing for the long-term -- at least several years;
  - are looking for exposure to international markets; and
  - are willing to accept higher risk in exchange for the potential for long-term growth.

DOMESTIC EQUITY AND INCOME FUND

  ING Equity Income Fund seeks long-term growth of capital and income.

  It may suit you if you:

  - want both regular income and the potential for capital appreciation; and
  - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Domestic Equity Growth, Domestic Equity Index or Domestic Equity Value Funds.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.

                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
GLOBAL AND        ING Global Science and Technology Fund                 Long-term capital appreciation
INTERNATIONAL     Adviser: ING Investments, LLC
EQUITY FUND       Sub-Adviser: BlackRock Advisors, Inc.


DOMESTIC          ING Equity Income Fund                                 Long-term capital growth and
EQUITY AND        Adviser: ING Investments, LLC                          income
INCOME FUND       Sub-Adviser: Wellington Management Company, LLP

 2      Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Equity securities of U.S. and foreign companies in        Price volatility and other risks that accompany an
the science and technology sectors.                       investment in equity securities and maintaining a
                                                          diversified portfolio focusing on companies engaged in
                                                          science and technology sectors.


Equity securities of large dividend paying U.S.           Price volatility and other risks that accompany an
companies.                                                investment in equity securities and dividend-paying
                                                          companies.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Funds at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GLOBAL SCIENCE AND TECHNOLOGY FUND                  BlackRock Advisors, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund will invest primarily in equity securities of U.S. and non-U.S. companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Sub-Adviser considers science and technology companies to be companies that derive at least 50% of their assets, gross income, or net profits from the development or production of products/services involved in the processing or storage of information. The Fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries.

The Fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The Sub-Adviser will invest in U.S. and non-U.S. companies (including companies located in emerging market countries) that are expected to offer the best opportunities for growth and high investment returns. The Sub-Adviser uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor will change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The Sub-Adviser, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the Fund's portfolio holdings include:

- Application Software

- IT Consulting & Services

- Internet Software and Services

- Networking Equipment

- Telecom Equipment

- Computer Hardware

- Computer Storage & Peripherals

- Electronic Equipment and Instruments

- Semiconductor Equipment

- Semiconductors

- Aerospace & Defense

- Electrical Components & Equipment

- Biotechnology

- Pharmaceuticals

- Healthcare Equipment & Supplies

- Healthcare Distribution & Services

- Healthcare Facilities

- Industrial Gases

- Specialty Chemicals

- Advanced Materials

- Integrated Telecom Services

- Alternative Carriers

- Wireless Telecommunication Services

The Fund generally will sell a stock when, in the Sub-Adviser's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The Sub-Adviser uses a broad set of technical tools to enhance the timing of purchase or sell decisions.

The Fund may invest excess cash in short-term U.S. Government securities and other high quality debt securities for temporary and defensive purposes. It also may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

SMALL-/MID SIZED COMPANIES -- the Fund's investments in small and mid-sized companies may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

SCIENCE AND TECHNOLOGY -- the Fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to the changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries and economic and political climates tend to be less stable. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected. The Fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the Fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

SECURITIES LENDING -- when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Securities lending may intensify the market risk, credit risk and other risks and the Fund could incur losses in connection with the investment of cash collateralizing loaned securities.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 4      ING Global Science and Technology Fund

                                          ING GLOBAL SCIENCE AND TECHNOLOGY FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 2001       2002       2003
 ----       ----       ----
-24.92     -42.64      47.15

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, Aeltus Investment Management, Inc. served as the investment adviser. Effective January 2, 2004, BlackRock Advisors, Inc. serves as Sub-Adviser to the Fund. Prior to January 2, 2004, AIC Asset Management, LLC served as Sub-Adviser to the Fund.

(3) Effective February 17, 2004, the Fund changed its name to ING Global Science and Technology Fund. Prior to February 17, 2004, the name of the Fund was ING Technology Fund.

            Best and worst quarterly performance during this period:
                            4th quarter 2001: 39.63%
                           3rd quarter 2001: -34.92%
              The Fund's Class I shares' year-to-date total return
                          as of March 31, 2004: -1.81%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), the Pacific Stock Exchange Technology Index (PSE Technology Index), and the Goldman Sachs Technology Industry Composite Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %    47.15           -21.93                  N/A
Class I Return After Taxes on Distributions                     %    47.15           -21.90                  N/A
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %    30.65           -17.45                  N/A
S&P 500 Index (reflects no deduction for fees or
 expenses)(2)                                                   %    28.71            -3.83(5)               N/A
PSE Technology Index (reflects no deduction for fees or
 expenses)(3)                                                   %    52.62            12.38(5)               N/A
Goldman Sachs Technology Industry Composite Index
(reflects no deduction for fees, expenses or taxes)(4)          %    54.18           -22.87(5)               N/A

(1) Class I commenced operations on March 1, 2000.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large capitalization companies whose securities are traded on major U.S. stock markets, which more closely tracks the types of securities in which the Fund invests than the Goldman Sachs Technology Industry Composite Index.

(3) The PSE Technology Index is an unmanaged index published by the Pacific Exchange, is comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology. This Index is included as an additional comparison for Fund performance.

(4) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.

(5) The S&P 500 Index, PSE Technology Index and Goldman Sachs Technology Industry Composite Index returns are for the period beginning March 1, 2000.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                  ING Global Science and Technology Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING EQUITY INCOME FUND                        Wellington Management Company, LLP
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term growth of capital and income.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of companies that the Sub-Adviser believes to be financially sound but currently out of favor, provide the potential for above-average total returns, and sell at below-average P/E multiples. The Fund will provide shareholders with at least 60 days' prior notice of any change in the investment policy. The Fund will invest primarily in large dividend paying companies with market capitalizations over $2 billion. Within this context, the Fund's key securities selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. The Fund will be invested primarily in common stock but may also invest in convertible securities, rights, warrants and exchange traded funds. The Fund may invest up to 20% of its total assets in securities of foreign issuers including non-dollar denominated securities.

The Sub-Adviser will use a contrarian approach and will seek stocks that offer above average dividend yields, below average valuations and the potential of dividend increases in the future. The Sub-Adviser uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. At the time of investment, every equity security in which the Fund invests will generally pay a dividend or be expected to pay a dividend within twelve months. Portfolio construction is driven primarily by security selection.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition. Stocks of medium-sized and smaller companies tend to be more volatile and less liquid than stocks of larger companies.

MARKET TRENDS -- although the Sub-Adviser emphasizes large cap stocks, to the extent the Fund is diversified across asset classes, it may not perform as well as less diversified funds when large cap stocks are in favor.

VALUE MANAGEMENT -- following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

FOREIGN INVESTING RISK -- some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce currency risk may not perform as expected.

EXCHANGE TRADED FUNDS -- ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the ETF's underlying NAVs. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund will receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

 6      ING Equity Income Fund

                                                          ING EQUITY INCOME FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
-0.34     31.49    27.83    31.51    14.88    17.87   -11.40   -18.66   -25.29    25.82

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Effective March 1, 2004, Wellington Management Company, LLP serves as Sub-Adviser to the Fund. Prior to March 1, 2004, Aeltus Investment Management, Inc. served as Sub-Adviser.

(3) Effective March 1, 2004, the Fund changed its name to ING Equity Income Fund. Prior to March 1, 2004, the name of the Fund was ING Growth and Income Fund.

            Best and worst quarterly performance during this period:
                            4th quarter 1998: 19.37%
                           3rd quarter 2002: -16.39%
              The Fund's Class I shares' year-to-date total return
                          as of March 31, 2004: 2.24%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 1000 Value Index, the Russell 1000 Index, and the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                   1 YEAR   5 YEARS   10 YEARS
Class I Return Before Taxes                                     %  25.82     -4.40      7.28
Class I Return After Taxes on Distributions                     %  25.74     -5.83      5.38
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %  16.88     -4.16      5.91
Russell 1000 Value Index(1)                                     %  30.03      3.56     11.88
Russell 1000 Index(2)                                           %  29.89     -0.13     11.00
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(3)                                                       %  28.71     -0.57     11.10

(1) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Fund invests than the S&P 500 Index.

(2) The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. This Index is included as an additional comparison for Fund performance.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING Equity Income Fund       7

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for each of the ING Funds.

FEES YOU PAY DIRECTLY

                                                                CLASS I
-----------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)                                                         none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                      none



OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(AS A % OF AVERAGE NET ASSETS)

CLASS I

                                                            DISTRIBUTION                      TOTAL
                                                            AND SERVICE                       FUND         WAIVERS,
                                               MANAGEMENT     (12B-1)          OTHER        OPERATING   REIMBURSEMENTS     NET
FUND                                              FEE           FEES        EXPENSES(2)     EXPENSES    AND RECOUPMENT   EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING Global Science and Technology       %        1.05            --           1.61(4)        2.66(4)       -1.16(3)(4)    1.50
 ING Equity Income                       %        0.70            --           0.23           0.93             --          0.93

--------------------------------------------------------------------------------

(1) This table shows the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year as adjusted for contractual charges and fee waivers to which the ING Investment, LLC (ING) has agreed for each Fund.

(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of average daily net assets.

(3) ING Investments, LLC, the Adviser to ING Global Science and Technology Fund, has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of the Fund's expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limit will continue through at least May 31, 2005. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current terms or upon termination of the investment management agreement.

(4) Excludes one-time merger fees of 0.12% incurred in connection with the merger of ING Global Technology into ING Global Science and Technology Fund.

 8      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS I FUND                                                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------------------------------------------
 ING Global Science and Technology(1)                             $        153        716        1,306        2,907
 ING Equity Income                                                $         95        296          515        1,143
--------------------------------------------------------------------------------------------------------------------

(1) The examples reflect the contractual expense limits for the one-year period and the first year of the three-, five-, and ten-year periods.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  What You Pay to Invest       9

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES

The minimum initial investment for Class I shares is $1,000,000. Class I shares are available only to (i) certain defined benefit plans, insurance companies and foundations investing for their own account; (ii) certain wrap programs offered by broker-dealers and financial institutions; (iii) retirement plans affiliated with ING Groep N.V.; (iv) ING Groep N.V. and its affiliates for purposes of corporate cash management; and (v) shareholders holding Class I shares as of February 28, 2002, as long as they maintain a shareholder account.

The minimum additional investment is $100,000, except that Class I shareholders who were eligible to purchase shares with a minimum initial investment of $1,000 will be allowed to make subsequent minimum investments of $1,000.

Make your investment using the table on the right.

The Funds and ING Funds Distributor, LLC (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $10,000.

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:
- Name;

- Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.


                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment            Visit or consult an
 YOUR INVESTMENT    professional with an     investment professional.
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.

 BY MAIL            Visit or consult an      Fill out the Account
                    investment               Additions form included
                    professional. Make       on the bottom of your
                    your check payable to    account statement along
                    the ING Funds and mail   with your check payable
                    it, along with a         to the ING Funds and
                    completed Application.   mail them to the address
                    Please indicate your     on the account
                    investment               statement. Remember to
                    professional on the      write your account
                    New Account              number on the check.
                    Application.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 992-0180 and    under Initial
                    select Option 4 to       Investment.
                    obtain an account
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank
                    and Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    -------------
                    (the Fund) A/C
                    #751-8315; for further
                    credit to Shareholder
                    A/C #-----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

 10      Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

MARKET TIMERS
A Fund may restrict or refuse purchase orders whether directly or by exchange by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.

RETIREMENT PLANS
The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co. (SSB) acts as the custodian under these plans. For further information, contact the Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis. Generally,

- Your account must have a current value of at least $250,000.

- Minimum withdrawal amount is $1,000.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission (SEC). When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


        Method                         Procedures

 BY CONTACTING YOUR       You may redeem shares by contacting
 INVESTMENT               your investment professional.
 PROFESSIONAL             Investment professionals may charge
                          for their services in connection with
                          your redemption request, but neither
                          the Fund nor the Distributor imposes
                          any such charge.



 BY MAIL                  Send a written request specifying the
                          Fund name and share class, your
                          account number, the name(s) in which
                          the account is registered, and the
                          dollar value or number of shares you
                          wish to redeem to:
                          ING Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-9368
                          If certificated shares have been
                          issued, the certificate must accompany
                          the written request. Corporate
                          investors and other associations must
                          have an appropriate certification on
                          file authorizing redemptions. A
                          suggested form of such certification
                          is provided on the Account
                          Application. A signature guarantee may
                          be required.



 BY TELEPHONE --          You may redeem shares by telephone on
 EXPEDITED REDEMPTION     all accounts other than retirement
                          accounts, unless you check the box on
                          the Account Application which
                          signifies that you do not wish to use
                          telephone redemptions. To redeem by
                          telephone, call a Shareholder Services
                          Representative at (800) 992-0180.
                          RECEIVING PROCEEDS BY CHECK:
                          You may have redemption proceeds (up
                          to a maximum of $100,000) mailed to an
                          address which has been on record with
                          the ING Funds for at least 30 days.
                          RECEIVING PROCEEDS BY WIRE:
                          You may have redemption proceeds
                          (subject to a minimum of $5,000) wired
                          to your pre-designated bank account.
                          You will not be able to receive
                          redemption proceeds by wire unless you
                          check the box on the Account
                          Application which signifies that you
                          wish to receive redemption proceeds by
                          wire and attach a voided check. Under
                          normal circumstances, proceeds will be
                          transmitted to your bank on the
                          business day following receipt of your
                          instructions, provided redemptions may
                          be made. In the event that share
                          certificates have been issued, you may
                          not request a wire redemption by
                          telephone.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       11

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange
(NYSE) (usually at 4:00 p.m. Eastern Time). The Funds are open for business every day the NYSE is open. The NYSE is closed on all national holidays and Good Friday; Fund shares will not be priced on those days. The NAV per share of each Class I share of each Fund is calculated by taking the value of the Fund's assets attributable to the Class I shares, subtracting the Fund's liabilities attributable to the Class I shares, and dividing by the number Class I shares that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less at time of purchase are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire; however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Transfer Agent.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange Class I shares of a Fund for Class I shares of the same of any other ING Fund that offers Class I shares, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust. You should review the Prospectus of the ING Fund you intend to exchange into before exchanging your shares.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Funds may prohibit excessive exchanges (more than four per year). The Funds also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the Prospectus of the ING Fund you intend to exchange into before exchanging your shares.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its

 12      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

exchange policies at any time, upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $10,000, ($500 for shareholders holding Class I shares as of February 28, 2002), other than as a result of a decline in the NAV per share.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 992-0180 or your investment professional. We will begin sending you individual copies thirty days after receiving your request.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       13

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING INVESTMENTS), an Arizona limited liability company serves as the investment adviser to each of the Funds. ING has overall responsibility for the management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments acts as a "manager-of-managers" for the Funds. ING Investments delegates to the Sub-Advisers of the Funds the responsibility for investment management, subject to ING Investment's oversight. ING Investments is responsible for monitoring the investment program and performance of the Sub-Advisers of the Funds. From time to time, ING Investments may also recommend the appointment of additional or replacement Sub-Advisers to the Funds' Board. The Funds and ING Investments have received shareholder approval to permit ING Investments, with the approval of the Funds' Board, to replace a non-affiliated Sub-Adviser as well as change the terms of a contract with a non-affiliated Sub-Adviser, without submitting the contract to a vote of the Funds' shareholders. The Funds will notify shareholders of any change in the identity of a Sub-Adviser of the Funds. In this event, the names of the Funds and their investment strategies may also change.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of December 31, 2003, ING managed over $36.6 billion in assets.

ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

                                                      MANAGEMENT
FUND                                                     FEE
ING Global Science and Technology                        1.05
ING Equity Income                                        0.70

SUB-ADVISERS

ING has engaged a Sub-Adviser to provide the day-to-day management of each Fund's portfolio. The Sub-Advisers have, at least in part, been selected on the basis of their successful application of consistent, well-defined and long-term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of each Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING or the Board of Directors of a Fund. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Fund.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND
BLACKROCK ADVISORS, INC.

BlackRock Advisors, Inc. (BlackRock), 100 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation, serves as Sub-Adviser to the Fund. Founded in 1994, BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly-traded investment management firms in the U.S. Subject to the supervision of the Board and ING Investments, BlackRock manages the Fund's assets in accordance with the Fund's investment objective, policies and limitations. BlackRock makes investment decisions for the Fund as to those assets and places orders to purchase and sell securities and other investments for the Fund. As of December 31, 2003, BlackRock and its affiliates had more than $309 billion in assets under management.

The Fund is managed by Thomas P. Callan and Daniel M. Rea.

Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, is a co-portfolio manager of the Fund. Mr. Callan is a member of BlackRock's global small cap equity team. He is lead manager for international and U.S. opportunities portfolios managed by BlackRock. Before becoming part of BlackRock, Mr. Callan had been with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.

Daniel M. Rea, Director and Portfolio Manager, is a co-portfolio manager of the Fund. Mr. Rea is a member of BlackRock's global small cap equity team, and is responsible for coverage of stocks in the healthcare sector. Mr. Rea joined BlackRock in 2000 from Driehaus Capital Management, where he was a healthcare analyst and, later, the portfolio manager of the Driehaus Emerging Growth Fund and Driehaus Recent Issues Fund. Prior to joining Driehaus in 1997, he was with GE Capital Corporation in the Financial Management Program.

PERFORMANCE OF A SIMILAR FUND MANAGED BY BLACKROCK

The tables below are designed to show you how a similar fund managed by BlackRock, ("BlackRock Fund"), performed over various periods in the past. BlackRock Fund has an investment objective, policies, strategies and risks that are substantially similar to the investment objective, policies, strategies and risks of ING Global Science and Technology Fund.

The tables show the returns for the BlackRock Fund compared to the S&P 500 Index for the one-year, three-year, and since inception periods ended December 31, 2003 and on an annual basis as of December 31 of each of the last three years. Class I shares of BlackRock Fund would have substantially similar returns as Class I shares of ING Global

 14      Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Science and Technology Fund because the funds have similar investment objectives, policies, strategies and risks. The expenses reflected in the BlackRock Comparative Index are lower than the ING Global Science and Technology Fund's expenses. Returns would be lower if BlackRock Fund had been subject to these higher expenses. This information is designed to demonstrate the historical track record of BlackRock. IT DOES NOT INDICATE HOW ING GLOBAL SCIENCE AND TECHNOLOGY FUND HAS PERFORMED OR WILL PERFORM IN THE FUTURE. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2003)

                               BLACKROCK FUND(1)   S&P 500 INDEX(2)
                               -----------------   ----------------
 One Year                            58.90%             28.68%
 Three Years                        -13.84%             -4.05%
 Five Years                             N/A                N/A
 Ten Years                              N/A                N/A
 Since Inception (05/15/2000)       -12.85%             -5.66%

                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)

                               BLACKROCK FUND(1)   S&P 500 INDEX(2)
                               -----------------   ----------------
 2003                                58.90%             28.68%
 2002                               -34.70%            -22.10%
 2001                               -38.36%            -11.89%

(1) The investment returns for the BlackRock Fund are the returns of a class of shares the expenses of which, including sales charges, fees and expenses, are not those of the ING Global Science and Technology Fund.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

ING EQUITY INCOME FUND
WELLINGTON MANAGEMENT COMPANY, LLP

Wellington Management Company, LLP (Wellington Management) serves as Sub-Adviser to the Equity Income Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides service to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2003, Wellington Management had over $393 billion in assets under management.

The Fund is managed by Karen H. Grimes, CFA and Vice President of Wellington Management. Ms. Grimes is a member of an investment team that specializes in value-oriented investing. She joined Wellington Management in 1995 and has been an investment professional since 1983.

PERFORMANCE OF SIMILAR EQUITY INCOME ACCOUNTS MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

The tables below are designed to show you how a composite of similar equity income investment accounts managed by Wellington Management performed over various periods in the past.

The Wellington Management Equity Income Composite (the "Wellington Management Composite") is a composite of the performance of all actual fee-paying, fully discretionary equity income accounts managed by Wellington Management. An account is included in the composite beginning with the first full month of eligibility. Each account in the Wellington Management Composite has investment objective, policies, strategies and risks that are substantially similar to the investment objective, policies, strategies and risks of ING Equity Income Fund.

The tables below show the returns for the Wellington Management Composite compared with the Russell 1000 Value Index for the one-year, three-year, and since inception periods ended December 31, 2003 and on an annual basis as of December 31 of each of the last 3 years. This information is designed to demonstrate the historical track record of Wellington Management. IT DOES NOT INDICATE HOW ING EQUITY INCOME FUND HAS PERFORMED OR WILL PERFORM IN THE FUTURE. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2003)

                                    WELLINGTON      RUSSELL 1000(1)
                                   EQUITY INCOME         VALUE
                                   COMPOSITE (%)       INDEX (%)
                                   -------------    ---------------
 One Year                              21.62%            30.03%
 Three Years                            3.23%             1.22%
 Five Years                               N/A               N/A
 Ten Years                                N/A               N/A
 Since Inception (01/31/2000)           7.87%             3.57%

                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)

                                    WELLINGTON      RUSSELL 1000(1)
                                   EQUITY INCOME         VALUE
                                   COMPOSITE (%)       INDEX (%)
                                   -------------    ---------------
 2003                                  21.62%            30.03%
 2002                                 -11.47%           -15.52%
 2001                                   2.17%            -5.59%

(1) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000



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                                                Management of the Funds       15

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

    companies with lower price-to-book ratios and lower forecasted growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

Except to the extent performance has been adjusted to reflect the operating costs of ING Equity Income Fund, the performance reflected in the Wellington Management Composite has been prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS), which differ from the method used by the SEC.

The composite performance data in the Wellington Management Composite was calculated on a total return basis and includes all losses. The total returns for the Wellington Management Composite in the Average Annual Total Return and Annual Total Return tables reflect the deduction of net operating expenses for the ING Equity Income Fund of 0.93%. Net operating expenses include investment advisory fees, distribution and service (Rule 12b-1) fees, custodial fees, brokerage commissions and execution costs, and other expenses, without the provision for any applicable federal or state income taxes, if any. All accounts in the composite are investment companies registered under the Investment Company Act of 1940. The aggregate returns of the accounts in the Wellington Management Composite may not reflect the returns of any particular account of Wellington Management.


 16      Management of the Funds

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends if any, as follows:

ANNUALLY(1)             ANNUALLY(2)
-----------             -----------
ING Global Science and  ING Equity Income Fund
Technology Fund

(1) Distributions are normally expected to consist primarily of capital gains.

(2) Dividends are normally expected to consist of ordinary income.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I shares of a Fund invested in another ING Fund that offers the Class.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the Fund before May 6, 2003 will be taxed at the maximum rate of 20%.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.



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                                     Dividends, Distributions and Taxes       17

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as your hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Sub-Adviser of a Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

The principal risks of investing in each Fund are discussed in the sections describing each Fund, above, and are discussed further below. While this section is intended to highlight the principal risks of investing in each Fund, a Fund that is not identified below may nonetheless engage in the investment strategies discussed in this section as part of its non-principal investment strategy. When engaging in such a non-principal strategy, a fund is subject to the risk associated with that investment. Investors should see the SAI for more information about the principal and other investment strategies employed by each Fund.

INVESTMENTS IN FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

The risks of investing in foreign securities may be greater for emerging markets investments.

EMERGING MARKETS INVESTMENTS (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

INABILITY TO SELL SECURITIES (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). The Fund may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

DERIVATIVES (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks



 18      More Information About Risks
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                                                    MORE INFORMATION ABOUT RISKS
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assumed. These may include swap agreements, options, forwards and futures.
Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

The derivative instruments in which the Fund may invest include futures contracts and options.

FUTURES CONTRACTS AND OPTIONS: The Fund may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Fund also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS: The Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Sub-Adviser determines it is consistent with the Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Sub-Adviser incorrectly forecasts such change, the Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. The Sub-Adviser will monitor the creditworthiness of counterparties to the Fund's swap transactions on an ongoing basis.

CONCENTRATION (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). The Fund concentrates (for purposes of the Investment Company Act of 1940) its assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in each of these sectors at all times. As a result, the Fund may be subject to greater market fluctuation than a fund that has securities representing a broader range of investment alternatives.

PORTFOLIO TURNOVER (GLOBAL SCIENCE AND TECHNOLOGY FUND). The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

CONVERTIBLE SECURITIES (ING EQUITY INCOME FUND). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. The Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

OTHER INVESTMENT COMPANIES (ING EQUITY INCOME FUND). The Fund, except as limited in the SAI, may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. Investment in other investment companies may include investments in exchange traded funds, or "ETFs," which are passively managed investment



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                                           More Information About Risks       19

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

companies traded on a securities exchange whose goal is to track or replicate a desired index. Sometimes, the prices of ETFs may vary significantly from the net asset values of the ETF's underlying securities. If the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash.

OTHER RISKS

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a Fund, but there can be no guarantee that these will produce the desired results.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve its investment objective.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

BORROWINGS. A Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

ING Equity Income Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the SAI and this Prospectus.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). The Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, a Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

CONVERTIBLE SECURITIES (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes



 20      More Information About Risks
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in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. The Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

OTHER INVESTMENT COMPANIES (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). The Fund, except as limited in the SAI, may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. Investment in other investment companies may include investments in exchange traded funds, or "ETFs," which are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. Sometimes, the prices of ETFs may vary significantly from the net asset values of the ETF's underlying securities. If the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash.

INITIAL PUBLIC OFFERINGS (IPOS). IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings.

RULE 144A SECURITIES. Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets.

DERIVATIVES (ING EQUITY INCOME FUND). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

The derivative instruments in which the Fund may invest include futures contracts and options.

FUTURES CONTRACTS AND OPTIONS: The Fund may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Fund also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS: The Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Sub-Adviser determines it is consistent with the Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Sub-Adviser incorrectly forecasts such change, the Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. The Sub-Adviser will monitor the creditworthiness of counterparties to the Fund's swap transactions on an ongoing basis.

CORPORATE DEBT SECURITIES (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity,



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       21

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

U.S. GOVERNMENT SECURITIES (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.



 22      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's Class I Shares' financial performance for the past five years or, if shorter, the period of the Class's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent auditors, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       23

ING GLOBAL SCIENCE AND TECHNOLOGY FUND                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements, for the periods ending prior to June 1, 2003, have been audited by KPMG LLP, independent auditors.

                                                             SIX MONTHS
                                                               ENDED         YEAR      SEVEN MONTHS       YEAR         MARCH 1,
                                                            NOVEMBER 30,     ENDED        ENDED           ENDED       2000(5) TO
                                                                2003        MAY 31,      MAY 31,       OCTOBER 31,    OCTOBER 31,
                                                            (UNAUDITED)      2003        2002(4)          2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $          3.09         3.84          3.90           8.58          10.00
 Income from investment operations:
 Net investment loss                                  $         -0.02        -0.01         -0.04          -0.06          -0.14
 Net realized and unrealized loss on investments      $          0.80        -0.74         -0.02          -4.62          -1.28
 Total from investment operations                     $          0.78        -0.75         -0.06          -4.68          -1.42
 Net asset value, end of period                       $          3.87         3.09          3.84           3.90           8.58
 TOTAL RETURN(1):                                     %         25.24       -19.53         -1.54         -54.55         -14.20
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $         9,513        5,215           775            839          1,569
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)       %          1.61         1.50          1.50           1.50           1.50
 Gross expenses prior to expense reimbursement(2)     %          2.25         2.78          2.35           2.36           2.48
 Net investment loss after expense
 reimbursement(2)(3)                                  %         -1.38        -1.22         -1.42          -1.11          -1.09
 Portfolio turnover rate                              %            18           28            59            175            124

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) Annualized for periods less than one year.

(3) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(4) The Fund changed its fiscal year end to May 31.

(5) Commencement of operations of class.

 24      ING Global Science and Technology Fund

FINANCIAL HIGHLIGHTS                                      ING EQUITY INCOME FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements, for the periods prior to June 1, 2003, have been audited by KPMG LLP, independent auditors.

                                            SIX MONTHS
                                              ENDED           YEAR       SEVEN MONTHS
                                           NOVEMBER 30,      ENDED          ENDED                 YEAR ENDED OCTOBER 31,
                                               2003         MAY 31,        MAY 31,       ----------------------------------------
                                           (UNAUDITED)        2003         2002(3)        2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                              $          8.15           9.49           9.54         14.26      16.74      15.26      18.08
 Income from investment
 operations:
 Net investment income               $          0.02           0.06           0.02          0.05       0.05       0.09*      0.12*
 Net realized and unrealized gain
 (loss) on investments               $          0.79          -1.33          -0.03         -3.99       0.52       3.26       0.51
 Total from investment operations    $          0.81          -1.27          -0.01         -3.94       0.57       3.35       0.63
 Less distributions from:
 Net investment income               $          0.04           0.07           0.04          0.04       0.05       0.14       0.13
 Net realized gains on investments   $            --             --             --          0.74       3.00       1.73       3.32
 Total distributions                 $          0.04           0.07           0.04          0.78       3.05       1.87       3.45
 Net asset value, end of period      $          8.92           8.15           9.49          9.54      14.26      16.74      15.26
 TOTAL RETURN(1):                    %          9.93         -13.37          -0.10        -28.93       3.76      23.00       3.80
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)   $       189,844        187,417        258,081       296,248    479,823    558,913    614,493
 Ratios to average net assets:
 Expenses(2)                         %          0.92           0.93           0.91          0.86       0.83       0.86       0.88
 Net investment income(2)            %          0.55           0.72           0.34          0.38       0.33       0.56       0.71
 Portfolio turnover rate             %            65            225            132           194        167        122        160

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING Equity Income Fund       25

In addition to the Funds offered in this Prospectus, ING Funds Distributor, LLC also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund
ING Real Estate Fund

DOMESTIC EQUITY GROWTH FUNDS
ING Growth Opportunities Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Disciplined LargeCap Fund
ING SmallCap Opportunities Fund

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund
ING Value Opportunity Fund

DOMESTIC EQUITY AND INCOME FUNDS
ING Real Estate Fund

FIXED INCOME FUNDS
ING Bond Fund
ING Government Fund
ING GNMA Income Fund
ING Intermediate Bond Fund

GLOBAL EQUITY FUNDS
ING Global Equity Dividend

INTERNATIONAL EQUITY FUNDS
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International Value Fund

MONEY MARKET FUNDS
ING Aeltus Money Market Fund

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected each Fund's performance, the financial statements and the independent auditors' reports (in annual reports only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission
(SEC).

Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at WWW.INGFUNDS.COM

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:

ING Series Fund, Inc.                811-6352

  [ING FUNDS LOGO]                 PRPRO-GST/EII (0504-050104)

                                                               [ING DIRECT LOGO]

                      PROSPECTUS
                  Class O Shares
                     May 3, 2004

                                                           ING Index Plus
                                                            LargeCap Fund

                                                           ING Index Plus
                                                              MidCap Fund

                                                           ING Index Plus
                                                            SmallCap Fund

                                                         ING DIRECT FUNDS

                                                            ING Bond Fund

                                            ING International Growth Fund

                                   ING Global Science and Technology Fund
                                          (formerly, ING Technology Fund)

                                                            (Sphere)

ING DIRECT FUNDS

PROSPECTUS
CLASS O SHARES

May 3, 2004

CAPITAL APPRECIATION FUNDS
ING International Growth Fund
ING Global Science and Technology Fund

INCOME FUND
ING Bond Fund

INDEX PLUS FUNDS
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

This Prospectus contains important information about investing in Class O shares of certain ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Each of the funds listed above is a series of ING Series Fund, Inc. (Company).

This Prospectus is for investors purchasing or considering a purchase of Class O shares of one or more of the Funds. Only certain investors are eligible to purchase Class O shares.

- SHARES OF THE FUNDS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THEM.
- THERE IS NO GUARANTEE THE FUNDS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES.
- SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED, ENDORSED OR INSURED BY ING BANK, FSB (ING DIRECT), THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                               TABLE OF CONTENTS

THE FUNDS' INVESTMENTS                                            3
      OBJECTIVES, INVESTMENT STRATEGIES, RISKS, AND
       PERFORMANCE                                                3
FUND EXPENSES                                                    18
OTHER CONSIDERATIONS                                             20
MANAGEMENT OF THE FUNDS                                          26
INVESTING IN THE FUNDS                                           28
      OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES      28
      HOW TO BUY SHARES                                          29
      HOW TO SELL SHARES                                         31
      TIMING OF REQUESTS                                         32
      OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND
       SERVICES                                                  32
      DIVIDENDS AND DISTRIBUTIONS                                33
      TAX INFORMATION                                            34
FINANCIAL HIGHLIGHTS                                             36
ADDITIONAL INFORMATION                                           42

                             THE FUNDS' INVESTMENTS

OBJECTIVES, INVESTMENT STRATEGIES, RISKS AND PERFORMANCE

The following pages contain a description of each Fund's objective, investment strategies employed on behalf of each Fund, and the risks associated with investing in each Fund.
--------------------------------------------------------------------------------

A performance bar chart is provided for each Fund. The bar chart shows changes in each Fund's performance from year to year. The fluctuation in returns illustrates each Fund's performance volatility. The bar chart is accompanied by the Fund's best and worst quarterly returns throughout the years presented in the bar chart.
--------------------------------------------------------------------------------

A table for each Fund shows its average annual total return before and after income taxes. The table also compares the Fund's performance to the performance of a broad-based securities market index. Each index is a widely recognized, unmanaged index of securities. A Fund's past performance is not necessarily an indication of how it will perform in the future.
--------------------------------------------------------------------------------

Additional information about the Funds' investment strategies and risks is included beginning on page 20.
--------------------------------------------------------------------------------

ING Investments, LLC (ING Investments) serves as investment adviser to the ING Funds.
--------------------------------------------------------------------------------

Aeltus Investment Management, Inc. (ING Aeltus or Sub-Adviser) serves as investment Sub-Adviser to each ING Fund except ING Global Science and Technology Fund.
--------------------------------------------------------------------------------

Effective January 2, 2004, BlackRock Advisors, Inc. (BlackRock or Sub-Adviser) serves as investment Sub-Adviser to ING Global Science and Technology Fund. Prior to January 2, 2004, AIC Asset Management, LLC served as investment Sub-Adviser to the Fund.
--------------------------------------------------------------------------------

CAPITAL APPRECIATION  FUNDS

ING INTERNATIONAL GROWTH FUND

OBJECTIVE
Seeks long-term capital growth primarily through investment in common stocks principally traded in countries outside of the United States. The Fund will not target any given level of current income.

INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 65% of its total assets in securities of companies of any size principally traded in three or more countries outside of the U.S. These securities generally include common stocks.

In managing the Fund, the Sub-Adviser looks to:

- Diversify the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.
- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for growth as well as relatively stable exchange rates.
- Invest primarily in established foreign securities markets, although it may invest in emerging markets as well.
- Use internally developed quantitative computer models to evaluate the financial characteristics of over 1,000 companies. The Sub-Adviser analyzes cash flows, earnings and growth prospects of each company, in an attempt to select companies with long-term sustainable growth characteristics.

The Fund may employ currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.

The Fund may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries and economic and political climates tend to be less stable. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

SMALL-/MID-SIZED COMPANIES -- the Fund's investments in small and mid-sized companies may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

ING INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for 2002 and 2003 and Class I shares for 1994 through 2001.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
0.04      6.98     23.23    15.91    18.34    52.09   -21.46   -25.74   -29.85    30.96

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 and 2003 provide performance for Class O shares of the Fund. The figures shown for the years 1994 through 2001 provide performance for Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

Best and worst quarterly performance during this period:
                           4th quarter 1999:  31.90%
                           3rd quarter 2002: -23.80%
The Fund's Class O shares' year-to-date total return as of March 31, 2004:
                                     3.27%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australia and Far East Index (MSCI EAFE Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(1)                                 %    30.96          -6.46                  N/A
Class O Return After Taxes on Distributions(1)                 %    30.92          -6.51                  N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                    %    20.65          -5.41                  N/A
Class I Return Before Taxes                                    %    31.24          -3.95                 3.98
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                    %    39.17           0.26                 4.78(3)

(1) Class O commenced operations on August 1, 2001.

(2) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(3) Index return is for Class I shares. Index return for Class O shares is 4.04% for the period beginning August 1, 2001.

ING GLOBAL SCIENCE AND
TECHNOLOGY FUND

OBJECTIVE
Seeks long-term capital appreciation.

INVESTMENT STRATEGY
The Fund normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund will invest primarily in equity securities of U.S. and non-U.S. companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Sub-Adviser considers science and technology companies to be companies that derive at least 50% of their assets, gross income or net profits from the development or production of products/services involved in the processing or storage of information. The Fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries.

The Fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The Sub-Adviser will invest in U.S. and non-U.S. companies (including companies located in emerging market countries) that are expected to offer the best opportunities for growth and high investment returns. The Sub-Adviser uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor will change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The Sub-Adviser, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the Fund's portfolio holdings include:

- Application Software         - Biotechnology
- IT Consulting & Services     - Pharmaceuticals
- Internet Software and        - Healthcare Equipment &
  Services                       Supplies
- Networking Equipment         - Healthcare Distribution &
- Telecom Equipment              Services
- Computer Hardware            - Healthcare Facilities
- Computer Storage &           - Industrial Gases
  Peripherals                  - Specialty Chemicals
- Electronic Equipment and     - Advanced Materials
  Instruments                  - Integrated Telecom Services
- Semiconductor Equipment      - Alternative Carriers
- Semiconductors               - Wireless Telecommunication
- Aerospace & Defense            Services
- Electrical Components &
  Equipment

The Fund generally will sell a stock when, in the Sub-Adviser's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The Sub-Adviser uses a broad set of technical tools to enhance the timing of purchase or sell decisions.

The Fund may invest excess cash in short-term U.S. Government securities and other high quality debt securities for temporary and defensive purposes. It also may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

SMALL-/MID-SIZED COMPANIES -- the Fund's investments in small and mid-sized companies may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

SCIENCE AND TECHNOLOGY -- the Fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to the changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries and economic and political climates tend to be less stable. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected. The Fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the Fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

SECURITIES LENDING -- when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Securities lending may intensify the market risk, credit risk and other risks, and the Fund could incur losses in connection with the investment of cash collateralizing loaned securities.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for 2002 and 2003 and Class I shares for 2001.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                               -24.67   -43.01    47.13

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 and 2003 provide performance for Class O shares of the Fund. The figure shown for the year 2001 provides performance for Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, Aeltus Investment Management, Inc. served as the investment adviser. Effective January 2, 2004, BlackRock Advisors, Inc. serves as Sub-Adviser to the Fund. Prior to January 2, 2004, AIC Asset Management, LLC served as Sub-Adviser to the Fund.

(4) Effective February 17, 2004, the Fund changed its name to ING Global Science and Technology Fund. Prior to February 17, 2004, the name of the Fund was ING Technology Fund.

Best and worst quarterly performance during this period:
                           4th quarter 2001:  39.63%
                           3rd quarter 2001: -34.92%
The Fund's Class O shares' year-to-date total return as of March 31, 2004:
                                     -1.82%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), the Pacific Stock Exchange Technology Index (PSE Technology Index), and the Goldman Sachs Technology Industry Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(1)                                 %    47.13          -9.88                N/A
Class O Return After Taxes on Distributions(1)                 %    47.13          -9.89                N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                    %    30.63          -8.31                N/A
Class I Return Before Taxes(2)                                 %    47.15         -21.93                N/A
S&P 500 Index (reflects no deduction for fees or
  expenses)(3)                                                 %    28.71          -1.83(4)             N/A
PSE Technology Index (reflects no deduction for fees or
  expenses)(5)                                                 %    52.62           0.83(6)             N/A
Goldman Sachs Technology Industry Composite Index (reflects
no deduction for fees, expenses or taxes)(7)                   %    54.18          -6.37(8)             N/A

(1) Class O commenced operations on August 6, 2001.

(2) Class I commenced operations on March 1, 2000.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large capitalization companies whose securities are traded on major U.S. stock markets, which more closely tracks the types of securities in which the Fund invests than the Goldman Sachs Technology Industry Composite Index.

(4) The S&P 500 Composite Index return for Class O is for the period beginning August 1, 2001. Index return for Class I is -3.83% for the period beginning March 1, 2000.

(5) The Pacific Stock Exchange Technology Index (PSE Technology Index), is an unmanaged index published by the Pacific Exchange, is comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology. This Index is included as an additional comparison for Fund performance.

(6) The PSE Technology Composite Index return for Class O is for the period beginning August 1, 2001. Index return for Class I is -12.38% for the period beginning March 1, 2000.

(7) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.

(8) The Goldman Sachs Technology Industry Composite Index return for Class O is for the period beginning August 1, 2001. Index return for Class I is -22.87% for the period beginning March 1, 2000.

INCOME  FUND

ING BOND FUND

OBJECTIVE
Seeks as high a level of total return as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its assets in bonds, consisting of:

- High-grade corporate bonds,
- Mortgage-related and other asset-backed securities, and
- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Fund may invest up to 15% of its total assets in high-yield instruments, and up to 25% of its total assets in foreign debt securities. The Fund may invest in zero coupon securities.

Although the Fund may invest a portion of its assets in high yield (high risk) debt securities rated below investment grade, the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. Investment grade securities are rated A3 or better by S&P or Baa or better by Moody's, or if unrated, considered by the Sub-Adviser to be of comparable quality.

The Fund may invest in securities of foreign governments and supranational organizations, including emerging markets debt securities; high-quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective; and municipal bonds, notes and commercial paper. The Fund may also engage in dollar roll transactions and swap agreements and may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Fund's assets may be invested in mortgage-backed and asset-backed debt securities.

In managing the Bond Fund, the Sub-Adviser:

- Looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), high-quality portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing volatility.
- Uses quantitative computer models to identify issuers whose perceived value is not reflected in their security prices.

The Fund may lend its portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the principal risks of investing in the Fund are those generally attributable to debt investing. Debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. The Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

PREPAYMENT RISK -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

RISK OF HIGH YIELD BONDS -- high yield bonds carry particular market risks, and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

RISK OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

RISK OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political and economic conditions; a lack of adequate company information; differences in the way securities markets operate; less secure foreign banks, securities depositories or exchanges than those in the U.S.; and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis, and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

ING BOND FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED
The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for 2002 and 2003 and Class I shares for 1994 through 2001.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
-3.26     17.03    3.39     7.91     8.45     -0.86    9.58     8.60     8.12     5.65

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 and 2003 provide performance for Class O shares of the Fund. The figures shown for the years 1994 through 2001 provide performance for Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

Best and worst quarterly performance during this period:
                            2nd quarter 1995: 5.78%
                            1st quarter 1994: -2.39%
The Fund's Class O shares' year-to-date total return as of March 31, 2004:
                                     2.51%
                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index (LBAB Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(1)                                 %    5.65           6.64                  N/A
Class O Return After Taxes on Distributions(1)                 %    3.28           4.34                  N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                    %    3.66           4.26                  N/A
Class I Return Before Taxes                                    %    6.00           6.26                 6.38
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                    %    4.10           6.62                 6.95(3)

(1) Class O commenced operations on August 1, 2001.

(2) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index.

(3) Index return is for Class I shares. Index return for Class O shares is 6.90% for the period beginning August 1, 2001.

INDEX PLUS  FUNDS

ING INDEX PLUS LARGECAP FUND

OBJECTIVE
Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), while maintaining a market level of risk.

INVESTMENT STRATEGY
The Fund invests at least 80% of its assets in stocks included in the S&P 500 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P 500 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the Sub-Adviser generally includes in the Fund between 400 and 500 of the stocks included in the S&P 500 Index. Although the Fund will not hold all the stocks in the S&P 500 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) that approximate those of the S&P 500 Index. The Fund may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

RISK OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

ING INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for 2002 and 2003 and Class I shares for 1997 through 2001.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                            33.93    32.50    24.51    -9.46   -13.97   -22.02    25.21

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 and 2003 provide performance for Class O shares of the Fund. The figures shown for the years 1997 through 2001 provide performance for Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

Best and worst quarterly performance during this period:
                           4th quarter 1998:  22.49%
                           3rd quarter 2002: -17.35%
The Fund's Class O shares' year-to-date total return as of March 31, 2004:
                                     1.42%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(1)                                 %    25.21          -3.15                  N/A
Class O Return After Taxes on Distributions(1)                 %    25.07          -3.48                  N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                    %    16.55          -2.85                  N/A
Class I Return Before Taxes(2)                                 %    25.62          -0.98                 7.53
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %    28.71          -1.83                  N/A(4)

(1) Class O commenced operations on August 1, 2001.

(2) Class I commenced operations on December 10, 1996.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) Index return for Class O is for the period beginning August 1, 2001. Index return for Class I is 7.20% for the period beginning December 1, 1996.

ING INDEX PLUS MIDCAP FUND

OBJECTIVE
Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), while maintaining a market level of risk.

INVESTMENT STRATEGY
The Fund invests at least 80% of its assets in stocks included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines mid-capitalization companies as companies that are included in the S&P MidCap 400 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P MidCap 400 Index changes. As of December 30, 2003, the smallest company in the S&P MidCap 400 Index had a market capitalization of $336 million and the largest company had a market capitalization of $11 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index. The Fund may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

MID-SIZED COMPANIES -- the stocks of medium-sized companies may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and my be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

RISK OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for 2002 and 2003 and Class I for 1999 through 2001.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                              15.61    19.98    -1.59   -12.66    31.70

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 and 2003 provide performance for Class O shares of the Fund. The figures shown for the years 1999 through 2001 provide performance for Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

Best and worst quarterly performance during this period:
                            4th quarter 1999: 18.79%
                           3rd quarter 2002: -15.36%
The Fund's Class O shares' year-to-date total return as of March 31, 2004:
                                     4.72%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(1)                                 %    31.70           5.63                  N/A
Class O Return After Taxes on Distributions(1)                 %    31.67           5.47                  N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                    %    20.64           4.73                  N/A
Class I Return Before Taxes(2)                                 %    31.72           9.52                11.96
S&P MidCap 400 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %    35.62           6.28                  N/A(4)

(1) Class O commenced operations on August 1, 2001.

(2) Class I commenced operations on February 3, 1998.

(3) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(4) Index return for Class O is for the period beginning August 1, 2001. Index return for Class I is 11.32% for the period beginning February 1, 1998.

ING INDEX PLUS SMALLCAP FUND

OBJECTIVE
Seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index), while maintaining a market level of risk.

INVESTMENT STRATEGY
The Fund invests at least 80% of its assets in stocks included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines small-capitalization companies as companies that are included in the S&P SmallCap 600 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P SmallCap 600 Index changes. As of December 30, 2003, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $64 million and the largest company had a market capitalization of $4 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index. The Fund may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.
- Smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.
- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.
- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.
- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

RISK OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.

ING INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for 2002 and 2003 and Class I shares for 1999 through 2002.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                              10.28    7.83     3.21    -12.72    35.71

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 and 2003 provide performance for Class O shares of the Fund. The figures shown for the years 1999 through 2001 provide performance for Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

Best and worst quarterly performance during this period:
                           4th quarter 2001:  17.84%
                           3rd quarter 2002: -17.09%
The Fund's Class O shares' year-to-date total return as of March 31, 2004:
                                     6.16%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(1)                                 %   35.71           7.92                N/A
Class O Return After Taxes on Distributions(1)                 %   35.71           7.80                N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                    %   23.21           6.73                N/A
Class I Return Before Taxes(2)                                 %   35.75           7.90                6.64
S&P SmallCap 600 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %   38.79           8.15                N/A(4)

(1) Class O commenced operations on August 1, 2001.

(2) Class I commenced operations on February 3, 1998.

(3) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $600 million.

(4) Index return for Class O is for the period beginning August 1, 2001. Index return for Class I is 8.23% for the period beginning February 1, 1998.

FUND EXPENSES

The following tables describe Fund expenses. Annual Fund Operating Expenses are deducted from Fund assets every year, and are thus paid indirectly by all shareholders.

CLASS O SHAREHOLDER FEES

There are no sales charges deducted on initial purchases of Class O shares, no deferred sales charges applied on redemptions, no sales charges applied to dividend reinvestments, and no exchange fees. Each Fund has adopted a Shareholder Services Plan that allows payment of a service fee. The service fee is used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts. Because the fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                 CLASS O SHARES
                       ANNUAL FUND OPERATING EXPENSES(1)
                 (as a percentage of average daily net assets)

                                       Service                                            Waiver
                           Management  (12b-1)                      Total Operating  Reimbursement and    Net
                              Fee        Fees    Other Expenses(2)     Expenses        Recoupment(3)    Expenses
ING International Growth
  Fund                      0.85%      0.25%         0.94%             2.04%            -0.44%           1.60%
ING Global Science and
  Technology Fund           1.05%      0.25%       1.62%(4)           2.92%(4)          -1.17%           1.75%
ING Bond Fund               0.50%      0.25%         0.37%             1.12%            -0.12%           1.00%
ING Index Plus LargeCap
  Fund                      0.45%      0.25%         0.27%             0.97%            -0.02%           0.95%
ING Index Plus MidCap
  Fund                      0.45%      0.25%         0.68%             1.38%            -0.38%           1.00%
ING Index Plus SmallCap
  Fund                      0.45%      0.25%         1.67%             2.37%            -1.37%           1.00%

(1) This table shows the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Fund's actual operating expenses, annualized, for the Funds' most recently completed fiscal year and fee waivers to which the investment adviser has agreed to for each Fund. Actual expenses may be greater or less than estimated.

(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of average daily net assets.

(3) ING Investments, LLC, the investment adviser to each Fund, entered into a written expense limitation agreement with each Fund under which it will limit expenses of the Funds, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC is shown under the heading "Waivers, Reimbursements and Recoupment." For each Fund, the expense limits will continue through at least May 31, 2005, except for the Bond Fund which will continue at least through March 31, 2005. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING provides written notice of the termination of the expense limitation agreement within 30 days of the end of the then current terms or upon termination of the investment management agreement. The amounts of each Fund's expenses waived or reimbursed during the last fiscal year are shown under "Waiver, Reimbursement and Recoupment."

(4) Excludes one-time merger fees of 0.12% incurred in connection with the merger of ING Global Technology into ING Global Science and Technology Fund.

CLASS O SHARES EXAMPLE

The examples that follow are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5% and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

                                                  1 YEAR                 3 YEARS                 5 YEARS                 10 YEARS
ING International Growth Fund        $              163                     597                    1,058                   2,334
ING Global Science and
  Technology Fund(1)                 $              178                     793                    1,435                   3,159
ING Bond Fund(1)                     $              102                     344                      605                   1,352
ING Index Plus LargeCap
  Fund(1)                            $               97                     307                      534                   1,188
ING Index Plus MidCap Fund(1)        $              102                     400                      719                   1,624
ING Index Plus SmallCap
  Fund(1)                            $              102                     608                    1,141                   2,601

(1) The examples reflect the contractual expense limits for the one-year period and the first year of the three-, five-, and ten-year periods.

OTHER CONSIDERATIONS

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information
(SAI).

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Adviser or Sub-Adviser of a Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

The principal risks of investing in each Fund are discussed in the sections describing each Fund, above, and are discussed further below. While this section is intended to highlight the principal risks of investing in each Fund, a Fund that is not identified below may nonetheless engage in the investment strategies discussed in this section as part of its non-principal investment strategy. When engaging in such a non-principal strategy, a Fund is subject to the risk associated with that investment. Investors should see the SAI for more information about the principal and other investment strategies employed by each Fund.

INVESTMENTS IN FOREIGN SECURITIES (ING BOND FUND, ING INTERNATIONAL GROWTH FUND, AND ING GLOBAL SCIENCE AND TECHNOLOGY FUND). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standard or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices are more volatile that those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of portfolios or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to a Fund. The risks of investing in foreign securities may be greater for emerging markets investments.

EMERGING MARKETS INVESTMENTS (ING BOND FUND, ING GLOBAL SCIENCE AND TECHNOLOGY FUND AND ING INTERNATIONAL GROWTH FUND). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

INABILITY TO SELL SECURITIES (ING INDEX PLUS MIDCAP FUND, ING INDEX PLUS SMALLCAP FUND, ING INTERNATIONAL GROWTH FUND AND ING GLOBAL SCIENCE AND TECHNOLOGY FUND). Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield instruments, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security a the time and price that would be most beneficial to the Fund.

HIGH YIELD SECURITIES. (ING BOND FUND) may invest in high yield securities. High-yield bonds are fixed income securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Services, Inc. (Moody's) or, if unrated, considered by the Adviser to be of comparable quality.

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

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

U.S. GOVERNMENT SECURITIES (ING BOND FUND). Some U.S. Government agency securities may be subject to varying degrees of risk, particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

CORPORATE DEBT SECURITIES (ING BOND FUND). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of a Fund's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manger in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

MORTGAGE-RELATED SECURITIES (ING BOND FUND). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgage securities will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES. (ALL FUNDS EXCEPT ING BOND AND ING INDEX PLUS LARGECAP FUNDS) Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

DERIVATIVES (ALL FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

The derivative instruments in which a Fund may invest include futures contracts and options.

FUTURES CONTRACTS AND OPTIONS (ALL FUNDS): Each Fund may use futures contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.
- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS (ALL FUNDS). Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. Each Fund is not limited to any particular form or variety of swap agreement if the Sub-Adviser determines it is consistent with a Fund's investment objective and policies.

The most significant factor in the performance of a swap is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Sub-Adviser incorrectly forecasts such change, a Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. The Sub-Adviser will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis.

RISKS OF CONCENTRATION (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). The Fund concentrates (for purposes of the 1940 Act) it assets in securities related to the science and technology sectors which means that at least 25% of its assets will be invested in each of these sectors at all times. As a result, the Fund may be subject to greater market fluctuation that a fund that has securities representing a broader range of investment alternatives.

PORTFOLIO TURNOVER. Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

CONVERTIBLE SECURITIES (ING INDEX PLUS LARGECAP, ING INDEX PLUS MIDCAP AND ING INDEX PLUS SMALLCAP FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

OTHER RISKS

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a Fund, but there can be no guarantee that these will produce the desired results.

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

INVESTMENT IN FOREIGN SECURITIES (ING INDEX PLUS LARGECAP, ING INDEX PLUS MIDCAP AND ING INDEX PLUS SMALL CAP FUNDS) There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of the fund or other assets of the Funds, including the withholding of dividends.

The Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund. The risks of investing in foreign securities may be greater for emerging markets investments.

EMERGING MARKETS INVESTMENTS (ING INDEX PLUS LARGECAP, ING INDEX PLUS MIDCAP AND ING INDEX PLUS SMALLCAP FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

U.S. GOVERNMENT SECURITIES (ALL FUNDS EXCEPT ING BOND FUND). Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

CONVERTIBLE SECURITIES (ING BOND FUND, ING INTERNATIONAL GROWTH FUND AND ING GLOBAL SCIENCE AND TECHNOLOGY FUND). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. The Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

CORPORATE DEBT SECURITIES (ALL FUNDS EXCEPT ING BOND FUND) Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

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

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve its investment objective.

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

All Funds, except ING Global Science and Technology Fund, will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the SAI and in this Prospectus.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitation in this Prospectus apply at the time of investment.

INTERESTS IN LOANS. Participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a Fund's investment. Many loans are relatively illiquid and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, the Fund might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid that registered securities traded on established secondary markets.

OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund may invest in other investment companies to the extent permitted by a Fund's investment policies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. Investment in other investment companies may include investments in exchange traded funds, or "ETFs," which are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. Sometimes, the prices of ETFs may vary significantly from the net asset values of the ETF's underlying securities. If a Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash.

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

INITIAL PUBLIC OFFERINGS (IPOS) (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings.

RULE 144A SECURITIES (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets.

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

MANAGEMENT OF THE FUNDS

ING INVESTMENTS, LLC (ING INVESTMENTS), an Arizona limited liability company serves as the investment adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments acts as a "manager-of-managers" for the Funds. ING Investments delegates to the Sub-Advisers of the Funds the responsibility for investment management, subject to ING Investment's oversight. ING Investments is responsible for monitoring the investment program and performance of the Sub-Advisers of the Funds. From time to time, ING Investments may also recommend the appointment of additional or replacement Sub-Advisers to the Funds' Board. The Funds and ING Investments have received shareholder approval to permit ING Investments, with the approval of the Funds' Board, to replace a non-affiliated Sub-Adviser as well as change the terms of a contract with a non-affiliated Sub-Adviser, without submitting the contract to a vote of the Funds' shareholders. The Funds will notify shareholders of any change in the identity of a Sub-Adviser of the Funds. In this event, the names of the Funds and their investment strategies may also change.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of December 31, 2003, ING Investments managed over $36.6 billion in assets.

The principal address of ING Investments' is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for its most recent fiscal year as a percentage of that Fund's average daily net assets:

                                         MANAGEMENT
FUND                                        FEE
ING International Growth                   0.85%
ING Global Science and Technology          1.05%
ING Bond                                   0.50%
ING Index Plus LargeCap                    0.45%
ING Index Plus MidCap                      0.45%
ING Index Plus SmallCap Fund               0.45%

SUB-ADVISERS

ING Investments has engaged a Sub-Adviser to provide the day-to-day management of each Fund's portfolio. The Sub-Advisers have, at least in part, been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of each Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or the Board of Directors. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING Investments may assume the day-to-day portfolio management of the Fund.

AELTUS INVESTMENT MANAGEMENT, INC.

Aeltus Investment Management, Inc. (ING Aeltus), a Connecticut corporation, serves as the Sub-Adviser to each Fund (other than ING Global Science and Technology Fund). In June 2004, ING Aeltus will change its name to ING Investment Management Co. ING Aeltus is responsible for managing the assets of the Funds in accordance with each Fund's investment objective and policies, subject to oversight by ING Investments and the Board.

Founded in 1972, ING Aeltus is registered with the SEC as an investment adviser. ING Aeltus is an indirect, wholly owned subsidiary of ING Groep N.V., and is an affiliate of ING Investments. ING Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2003, ING Aeltus managed over $54.5 billion in assets. The principal address of ING Aeltus is 10 State House Square, Hartford, Connecticut 06103-3607.

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

ING INTERNATIONAL GROWTH FUND

ING International Growth Fund is managed by a team of ING Aeltus equity investment specialists.

ING BOND FUND

ING Bond Fund is managed by James B. Kauffmann who has primary responsibility for managing the Fund. Mr. Kauffmann joined ING Groep N.V. in 1996 and has over 17 years of investment experience. Prior to joining ING Groep N.V., he spent four years at Alfa Investments Inc., where he was the senior fixed income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

ING INDEX PLUS LARGECAP, ING INDEX PLUS MIDCAP, ING INDEX PLUS SMALLCAP FUNDS

The Funds are managed by Hugh T.M. Whelan and Douglas Cote.

Mr. Whelan, Portfolio Manager, ING Aeltus, has served as co-manager of ING Index Plus LargeCap Fund since March 2001 and as co-manager of ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with ING Aeltus since 1989 and previously served as a quantitative portfolio manager in ING Aeltus' fixed income group, specializing in corporate securities.

Mr. Cote, Portfolio Manager, ING Aeltus, has served as co-manager of ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund since March 2001. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for ING Aeltus' equity department.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND
BLACKROCK ADVISORS, INC.

BlackRock Advisors, Inc. (BlackRock), 100 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation, serves as Sub-Adviser to the Fund. Founded in 1994, BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly-traded investment management firms in the U.S. Subject to the supervision of the Board and ING Investments, BlackRock manages the Fund's assets in accordance with the Fund's investment objective, policies and limitations. BlackRock makes investment decisions for the Fund as to those assets and places orders to purchase and sell securities and other investments for the Fund. As of December 31, 2003, BlackRock had over $309 billion in assets under management.

The Fund is managed by Thomas P. Callan and Daniel M. Rea.

Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, is a co-portfolio manager of the Fund. Mr. Callan is a member of BlackRock's global small cap equity team. He is lead manager for international and U.S. opportunities portfolios managed by BlackRock. Before becoming part of BlackRock, Mr. Callan had been with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.

Daniel M. Rea, Director and Portfolio Manager, is a co-portfolio manager of the Fund. Mr. Rea is a member of BlackRock's global small cap equity team, and is responsible for coverage of stocks in the healthcare sector. Mr. Rea joined BlackRock in 2000 from Driehaus Capital Management, where he was a healthcare analyst and, later, the portfolio manager of the Driehaus Emerging Growth Fund and Driehaus Recent Issues Fund. Prior to joining Driehaus in 1997, he was with GE Capital Corporation in the Financial Management Program.

PERFORMANCE OF A SIMILAR FUND MANAGED BY BLACKROCK

The tables below are designed to show you how a similar fund managed by BlackRock ("BlackRock Fund"), performed over various periods in the past. BlackRock Fund has an investment objective, policies, strategies and risks that are substantially similar to the investment objective, policies, strategies and risks of ING Global Science and Technology Fund.

The tables show the returns for the BlackRock Fund compared to the S&P 500 Index for the one-year, three-year, and since inception periods ended December 31, 2003 and on an annual basis as of December 31 of each of the last three years. This information is designed to demonstrate the historical track record of BlackRock. IT DOES NOT INDICATE HOW ING GLOBAL SCIENCE AND TECHNOLOGY FUND HAS PERFORMED OR WILL PER-

FORM IN THE FUTURE. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2003)

                                   BLACKROCK         S&P 500
                                    FUND(1)         INDEX(2)
                                   ---------        --------
 One Year                            58.36%           28.68%
 Three Years                        -14.26%           -4.05%
 Five Years                             N/A              N/A
 Ten Years                              N/A              N/A
 Since Inception (5/15/2000)        -13.25%           -5.66%

                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)

                                   BLACKROCK         S&P 500
                                    FUND(1)         INDEX(2)
                                   ---------        --------
 2003                                58.36%           28.68%
 2002                               -35.11%          -22.10%
 2001                               -38.65%          -11.89%

(1) The investment returns for the BlackRock Fund are the returns of a class of shares the expenses of which, including sales charges, fees and expenses, are not those of the ING Global Science and Technology Fund.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

INVESTING IN THE FUNDS

OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES

HOW TO OPEN AN ACCOUNT If you wish to open an account, you must submit a completed application to the Fund. You may submit a completed and signed application along with your check to:

ING DIRECT Securities, Inc.
P.O. Box 15647
Wilmington, DE 19885-5647

Your check must be drawn on a bank located within the United States and payable in U.S. dollars. If you can't invest at least $1,000 per fund to start, you may open your account with a suitable Automatic Investment Plan ("AIP"). An AIP will allow you to invest regular amounts at regular intervals.

CLASS O ELIGIBILITY

Class O shares are offered to:

- Customers purchasing shares through ING DIRECT Securities, Inc.

- Members of such other groups as may be approved by the Board from time to time.

HOW TO BUY SHARES

                                  TO OPEN AN ACCOUNT                         TO PURCHASE ADDITIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------------
   BY MAIL                           Complete and sign your application,        Fill out the investment stub from your
                                     make your check payable to ING DIRECT      confirmation statement or send a letter indicating
                                     Fund and mail to:                          your name, account number(s), the Fund(s) in which
                                                                                you wish to invest and the amount you want to
                                     ING DIRECT Securities, Inc.                invest in each Fund.
                                     P.O. Box 15647
                                     Wilmington, DE 19885-5647                  Make your check payable to ING DIRECT Fund and
                                                                                mail to:
                                     Your check must be drawn on a bank
                                     located within the United States and       ING DIRECT Securities, Inc.
                                     payable in U.S. dollars. Cash, credit      P.O. Box 15647
                                     cards and third party checks cannot be     Wilmington, DE 19885-5647
                                     used to open an account.
                                                                                Your check must be drawn on a bank located within
                                                                                the United States payable in U.S. dollars. The
                                                                                Funds will accept checks which are made payable to
                                                                                you and endorsed to ING DIRECT Fund.
   -------------------------------------------------------------------------------------------------------------------------------
   BY OVERNIGHT COURIER              Follow the instructions above for "By      Follow the instructions above for "By Mail" but
                                     Mail" but send your completed              send your check and investment stub or letter to:
                                     application and check to:
                                                                                ING DIRECT Securities, Inc.
                                     ING DIRECT Securities, Inc.                1 South Orange Street
                                     1 South Orange Street                      Wilmington, DE 19801
                                     Wilmington, DE 19801
   -------------------------------------------------------------------------------------------------------------------------------
   BY WIRE                           Not available for initial purchases        Call 1-866-BUY-FUND (866-289-3863) prior to
                                                                                sending the wire in order to obtain a confirmation
                                                                                number.
                                                                                Instruct your bank to wire funds to:
                                                                                State Street Bank & Trust
                                                                                ABA #101003621
                                                                                (continued on next page)

                                  TO OPEN AN ACCOUNT                         TO PURCHASE ADDITIONAL SHARES

                                                                                Credit to:
                                                                                State Street Bank & Trust
                                                                                Account #7518315
                                                                                Further Credit to:
                                                                                Name of Fund Shareholder
                                                                                Account Number
                                                                                Shareholder Registration
                                                                                Federal funds wire purchase orders will be
                                                                                accepted only when the Funds' transfer agent and
                                                                                custodian bank are open for business.
                                                                                Neither the Funds nor their agents are responsible
                                                                                for the consequences of delays resulting from the
                                                                                banking or Federal Reserve wire system or from
                                                                                incomplete instructions.

----------------------------------------------------------------------------------------------------------------------------------

   BY ELECTRONIC FUNDS TRANSFER      Follow the instructions above for "By      You may also purchase additional shares by
                                     Mail" but rather than send a check, be     Electronic Funds Transfer by calling
                                     sure to complete section 4 of the          1-866-BUY-FUND (866-289-3863).
                                     application.

   -------------------------------------------------------------------------------------------------------------------------------

   BY EXCHANGE                       Submit a written request to the address    Submit a written request to the address listed
                                     listed above under "By Mail." Include:     above under "By Mail." Include:
                                     - Your name and account number.            - Your name and account number
                                     - The name of the Fund into and out of     - The name of the Fund into and out of which you
                                       which you wish to exchange.                wish to exchange.
                                     - The amount to be exchanged and the       - The amount to be exchanged and the signatures of
                                       signatures of all shareholders.            all shareholders.
                                     You may also exchange your shares by       You may also exchange your shares by calling
                                     calling 1-866-BUY-FUND (866-289-3863).     1-866-BUY-FUND (866-289-3863).
                                     Please be prepared to provide:             Please be prepared to provide:
                                     - The Funds' names.                        - The Funds' names.
                                     - Your account number(s).                  - Your account number(s).
                                     - Your Social Security number or           - Your Social Security number or taxpayer
                                       taxpayer identification number.          identification number.
                                     - Your address.                            - Your address.
                                     - The amount to be exchanged.              - The amount to be exchanged.

HOW TO SELL SHARES

To redeem all or a portion of the shares in your account, you should submit a redemption request as described below.

Redemption requests may be made in writing or, in amounts up to $100,000, by telephone. A medallion signature guarantee is required if the amount of the redemption request is over $100,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that a notary public cannot provide signature guarantees.

Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of a Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee.

   REDEMPTIONS BY MAIL                   You may redeem shares you own in any Fund by sending written instructions to:
                                         ING DIRECT Securities, Inc.
                                         P.O. Box 15647
                                         Wilmington, DE 19885-5647
                                         Your instructions should identify:
                                         - The Fund.
                                         - The number of shares or dollar amount to be redeemed.
                                         - Your name and account number.
                                         Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered, and, if necessary, accompanied by a medallion signature guarantee(s).
   --------------------------------------------------------------------------------------------------------------------------------
   REDEMPTIONS BY WIRE                   Redemption proceeds will be transferred by wire to your previously designated bank account or to another destination if the federal funds wire instructions provided with your redemption request are accompanied by a medallion signature guarantee.
   --------------------------------------------------------------------------------------------------------------------------------
   REDEMPTIONS BY                        Call 1-866-BUY-FUND (866-289-3863). Please be prepared to provide your account number,
   TELEPHONE                             account name and the amount of the redemption, which must be no more than $100,000.

TIMING OF REQUESTS

Orders that are received by the Funds' transfer agent, or as otherwise provided below, before the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern Time) will be processed at the Net Asset Value (NAV) calculated that business day. Orders received after the close of regular trading on the NYSE will be processed at the NAV calculated on the following business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Transfer Agent.

The Funds may appoint certain financial intermediaries and institutions (Institutions) as parties that may accept purchase and redemption orders on behalf of the Funds. If you purchase or redeem shares in connection with programs offered by these Institutions, and the Institution receives your order before the close of regular trading on the NYSE, your shares will be purchased or redeemed at the NAV determined that business day.

Institutions may be authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf, subject to the Company's approval. In that case, the Company will be deemed to have received a purchase or redemption order when the Institution's authorized designee accepts the order.

Investors purchasing through ING Direct Securities, Inc. should refer to its materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES

BUSINESS HOURS Each Fund is open on the same days as the NYSE (generally, Monday through Friday). The NYSE is closed on all national holidays and Good Friday; Fund shares will not be priced on those days. Fund representatives are available from 9:00 a.m. to 4:00 p.m. Eastern Time Monday through Friday.

NET ASSET VALUE The NAV of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

In calculating the NAV, securities are valued primarily by independent pricing services using market quotations. Short-term debt securities maturing in less than 60 days at the time of purchase are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith according to procedures adopted by the Funds' Board of Directors. With respect to any Fund that invests in foreign securities, because those securities may be traded on markets that are open on days when the Fund does not price its shares, the Fund's NAV may change even though Fund shareholders may not be permitted to sell or redeem Fund shares.

EXCHANGE PRIVILEGES There is no fee to exchange shares from one Fund to another Fund offering the same share class. When you exchange shares, your new Fund shares will be in the equivalent class of your current shares.

There are no limits on the number of exchanges you can make. However, the Adviser or Distributor may suspend or terminate your exchange privilege if you make more than five exchanges out of a single Fund in any calendar year, and the Adviser or Distributor may refuse to accept any exchange request, especially if as a result of the exchange, in ING Investments' judgment, it would be too difficult to invest effectively in accordance with the Funds' investment objectives.

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:

- Name;

- Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

MARKET TIMERS

A Fund may restrict or refuse purchase orders, whether directly or by exchange, by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.

CROSS INVESTING

- DIVIDEND INVESTING You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.
- SYSTEMATIC EXCHANGE You may establish an automatic exchange of shares from one Fund to another.

TELEPHONE EXCHANGE AND/OR REDEMPTION PRIVILEGES You automatically receive telephone exchange and redemption privileges when you establish your account. If you do not want these telephone privileges, you may call 1-866-BUY-FUND (866-289-3863) to have them removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.

Telephone redemption requests will be accepted if the request is for a maximum of $100,000. Telephone redemption requests will not be accepted if you:

- Have submitted a change of address within the preceding 15 calendar days.
- Are selling shares in a retirement plan account held in a trust.

You may make account inquiry requests on-line at: www.ingdirect.com.

The Funds reserve the right to amend telephone exchange and redemption privileges at any time upon notice to shareholders and may refuse a telephone exchange or redemption if the Funds believe it is advisable to do so.

ADDITIONAL SERVICES The Funds offer the following additional investor services. Each Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. See the SAI or call 1-866-BUY-FUND (866-289-3863) for additional details.

- AUTOMATIC INVESTMENT You can make automatic monthly investments in any Fund.

- AUTOMATIC CASH WITHDRAWAL PLAN The Automatic Cash Withdrawal Plan provides a convenient way for you to receive a systematic distribution while maintaining an investment in a Fund.

- TDD SERVICE Telecommunication Device for the Deaf (TDD) services are offered for hearing impaired investors. The dedicated number for this service is 1-800-688-4889.

- TAX-DEFERRED RETIREMENT PLANS Each Fund may be used for investment by individual retirement accounts (IRAs, including Roth IRAs). Purchases made in connection with IRA accounts may be subject to an annual custodial fee of $10 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for individual retirement accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted.

PAYMENTS TO SECURITIES DEALERS AND SELECTION OF EXECUTING BROKERS From time to time, ING Funds Distributor, LLC, the Company's principal underwriter, or its affiliates may make payments to other dealers and/or their registered representatives, who may or may not be affiliates of ING Investments, who sell shares or who provide shareholder services. The value of a shareholder's investment will be unaffected by these payments.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS Dividends are declared and paid as follows:

- declared and paid monthly   Bond Fund
- declared and paid annually  All other Funds

Capital gains distributions, if any, are paid on an annual basis annually. To comply with federal tax regulations, each Fund may also pay an additional capital gains distribution, usually in June.

For Bond Fund, dividends are expected normally to consist of ordinary income. For all other Funds, distributions are normally expected to consist primarily of capital gains.

Both income dividends and capital gains distributions are paid by each Fund on a per share basis. As a result, at the time of this payment, the share price of a Fund will be reduced by the amount of the payment.

DISTRIBUTION OPTIONS When completing your application, you must select one of the following three options for dividends and capital gains distributions:

- FULL REINVESTMENT Both dividends and capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund. This option will be selected automatically unless one of the other options is specified.

- CAPITAL GAINS REINVESTMENT Capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund and all net income from dividends will be distributed in cash.

- ALL CASH Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Fund.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 992-0180 or your investment professional. We will begin sending you individual copies thirty days after receiving your request.

TAX INFORMATION

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences of an investment in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the Fund before May 6, 2003 will be taxed at the maximum rate of 20%.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                              FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand each Fund's Class O shares' performance since its commencement of operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent accountants, along with the Funds' financial statements, is included in the Funds' annual report dated October 31, 2003 which is incorporated by reference into the SAI and is available upon request.

The information in the table below has been derived from the Fund's financial statements. For the period ending October 31, 2001 and the year ending October 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors. For the year ending October 31, 2002, the financial statements have been audited by other independent accountants.

 (for one outstanding share throughout each period)

                                                                             ING INTERNATIONAL GROWTH FUND
                                                                             -----------------------------
                                                                                                     Period From
                                                                                                   August 1, 2001
                                                                   Year Ended     Year Ended      (Date of Initial
                                                                   October 31,    October 31,    Public Offering) to
                                                                      2003           2002         October 31, 2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $       5.45           7.28               8.41
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   $       0.02           0.01+             -0.01
Net realized and unrealized gain (loss) on investments         $       1.11          -1.84              -1.12
  Total from investment operations                             $       1.13          -1.83              -1.13
LESS DISTRIBUTIONS:
From net investment income                                     $       0.01             --                 --
  Total distributions                                          $       0.01             --                 --
Net asset value, end of period                                 $       6.57           5.45               7.28
  Total return(1)                                              %      20.87         -25.14             -13.44
Net assets, end of period (000's)                              $      4,546            854                 18
Ratio of net investment expenses to average net assets(2)(3)   %       1.60           1.61               1.60
Ratio of net investment income (loss) to average net
  assets(2)(3)                                                 %       0.43           0.17              -0.39
Ratio of gross expenses before reimbursement and waiver to
  average net assets(2)                                        %       2.04           1.98               1.60
Portfolio turnover rate                                        %        102            299                222

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) Annualized.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

+ Per share data calculated using average number of shares outstanding throughout the period.

                              FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements. The financial statements for periods ending on or before May 31, 2003 have been audited by KPMG LLP, independent auditors. The information presented for the six month period ending November 30, 2003 is unaudited.

(for one outstanding share throughout each period)

                                                                            ING GLOBAL SCIENCE AND TECHNOLOGY FUND
                                                                            --------------------------------------
                                                                    Six Months                 Seven         Period From
                                                                      Ended         Year      Months       August 6, 2001
                                                                   November 30,     Ended      Ended      (Date of Initial
                                                                       2003        May 31,    May 31,    Public Offering) to
                                                                   (unaudited)      2003       2002*      October 31, 2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $       3.08          3.83       3.90             4.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                            $      -0.02         -0.03      -0.02            -0.02
Net realized and unrealized loss on investments                $       0.78         -0.72      -0.05            -1.01
  Total from investment operations                             $       0.76         -0.75      -0.07            -1.03
Net asset value, end of period                                 $       3.84          3.08       3.83             3.90
  Total return(2)                                              %      24.68        -19.58      -1.80           -20.89
Net assets, end of period (000's)                              $      6,462         1,935        610               30
Ratio of net investment expenses to average net assets(1)(3)   %       1.90          1.75       1.75             1.75
Ratio of net investment loss to average net assets(1)(3)       %      -1.65         -1.48      -1.73            -1.36
Ratio of gross expenses before reimbursement and waiver to
  average net assets(1)                                        %       2.54          3.04       2.60             2.61
Portfolio turnover rate                                        %         18            28         59              175

(1) Annualized.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

*   Fund changed its fiscal year end to May 31.

                              FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements. For the periods ending on or before March 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. For the year ending March 31, 2003, the financial statements have been audited by other independent accountants. The information presented for the six month period ending September 30, 2003 is unaudited.

 (for one outstanding share throughout each period)

                                                                                     ING BOND FUND
                                                                                     -------------
                                                       Six Months                                                 Period From
                                                          Ended                             Period From         August 1, 2001
                                                      September 30,                       October 31, 2001     (Date of Initial
                                                          2003           Year Ended              to           Public Offering) to
                                                       (unaudited)     March 31, 2003     March 31, 2002**     October 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $       10.84             10.14              10.76                 10.49
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      $        0.19*             0.32               0.17                  0.40
Net realized and unrealized gain (loss) on
  investments                                     $        0.11              0.77              -0.38                 -0.03
  Total from investment operations                $        0.30              1.09              -0.21                  0.37
LESS DISTRIBUTIONS:
From net investment income                        $        0.22              0.33               0.19                  0.10
From net realized gains on investments            $          --              0.06               0.22                    --
  Total distributions                             $        0.22              0.39               0.41                  0.10
Net asset value, end of period                    $       10.92             10.84              10.14                 10.76
  Total return(2)                                 %        2.84             10.81              -1.93                  3.55
Net assets, end of period (000's)                 $      13,149            10,307                835                    17
Ratio of net investment expenses to average net
  assets(1)(3)                                    %        1.00              1.00               1.00                  1.00
Ratio of net investment income to average net
  assets(1)(3)                                    %        3.15              3.10               3.47                  4.84
Ratio of gross expenses before reimbursement
  and waiver to average net assets(1)             %        1.11              1.12               1.09                  1.07
Portfolio turnover rate                           %         298               627+                51                   235

(1) Annualized.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses. Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to possible recoupment by ING Investments, LLC within three years.

 * Per share data calculated using weighted average number of shares outstanding throughout the period.

**  Fund changed its fiscal year end to March 31.

 + The high portfolio turnover rate shown above reflects active trading undertaken in response to volatile market conditions existing during the reporting period.

                              FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements. The financial statements for the periods ending on or before May 31, 2003 have been audited by KPMG LLP, independent auditors. The information presented for the six month period ending November 30, 2003 is unaudited.

(for one outstanding share throughout each period)

                                                                                   ING INDEX PLUS LARGECAP FUND
                                                                                   ----------------------------
                                                                      Six Months                 Seven         Period From
                                                                        Ended         Year      Months       August 1, 2001
                                                                     November 30,     Ended      Ended      (Date of Initial
                                                                         2003        May 31,    May 31,    Public Offering) to
                                                                     (unaudited)      2003       2002*      October 31, 2001
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $       12.33        13.76      13.83            15.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                            $        0.02         0.09       0.07             0.07
Net realized and unrealized gain (loss) on investments           $        1.23        -1.40      -0.02            -1.90
  Total income (loss) from investment operations                 $        1.25        -1.31       0.05            -1.83
LESS DISTRIBUTIONS:
From net investment income                                       $        0.10         0.12       0.12               --
  Total distributions                                            $        0.10         0.12       0.12               --
Net asset value, end of period                                   $       13.48        12.33      13.76            13.83
  Total return(2)                                                %       10.13        -9.46       0.34           -11.69
Net assets, end of period (000's)                                $      11,148        4,854      1,119               18
Ratio of net investment expenses to average net assets(1)(3)     %        0.95         0.95       0.94             0.91
Ratio of net investment income to average net assets(1)(3)       %        0.82         0.91       0.50             0.58
Ratio of gross expenses before reimbursement and waiver to
  average net assets(1)                                          %        0.93         0.97       0.94             0.91
Portfolio turnover rate                                          %          82          112         87              117

(1) Annualized.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

*  Fund changed its fiscal year end to May 31.

                              FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements. The financial statements for periods ending on or before May 31, 2003 have been audited by KPMG LLP, independent auditors. The information presented for the six month period ending November 30, 2003 is unaudited.

(for one outstanding share throughout each period)

                                                                                  ING INDEX PLUS MIDCAP FUND
                                                                                  --------------------------
                                                                    Six Months                 Seven         Period From
                                                                      Ended         Year      Months       August 1, 2001
                                                                   November 30,     Ended      Ended      (Date of Initial
                                                                       2003        May 31,    May 31,    Public Offering) to
                                                                   (unaudited)      2003       2002*      October 31, 2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $       11.69        12.97      11.04            12.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                          $        0.00*        0.02       0.03             0.03
Net realized and unrealized gain (loss) on investments         $        2.15        -1.20       1.95            -1.41
  Total income (loss) from investment operations               $        2.15        -1.18       1.98            -1.38
LESS DISTRIBUTIONS:
From net investment income                                     $        0.02           --       0.05               --
From net realized gain on investments                          $          --         0.10         --               --
  Total distributions                                          $        0.02         0.10       0.05               --
Net asset value, end of period                                 $       13.82        11.69      12.97            11.04
  Total return(2)                                              %       18.39        -9.06      17.94           -11.11
Net assets, end of period (000's)                              $      11,571        4,658      2,020               30
Ratio of net investment expenses to average net assets(1)(3)   %        1.00         0.99       1.00             1.00
Ratio of net investment income to average net assets(1)(3)     %        0.27         0.29       0.15             0.28
Ratio of gross expenses before reimbursement and waiver to
  average net assets(1)                                        %        1.15         1.38       1.31             1.50
Portfolio turnover rate                                        %         107          128        190              181

(1) Annualized.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

*  Fund changed its fiscal year end to May 31.

                              FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements. The financial statements for periods ending on or before May 31, 2003 have been audited by KPMG LLP, independent auditors. The information presented for the six month period ending November 30, 2003 is unaudited.

(for one outstanding share throughout each period)

                                                                                 ING INDEX PLUS SMALLCAP FUND
                                                                                 ----------------------------
                                                                    Six Months                 Seven         Period From
                                                                      Ended         Year      Months       August 1, 2001
                                                                   November 30,     Ended      Ended      (Date of Initial
                                                                       2003        May 31,    May 31,    Public Offering) to
                                                                   (unaudited)      2003       2002*      October 31, 2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $      11.47         12.85      10.79            12.03
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   $       0.00**        0.00**       --               --
Net realized and unrealized gain (loss) on investments         $       2.62         -1.25       2.06            -1.24
  Total income (loss) from investment operations               $       2.62         -1.25       2.06            -1.24
LESS DISTRIBUTIONS:
From net realized gain on investments                          $         --          0.13         --               --
  Total distributions                                          $         --          0.13         --               --
Net asset value, end of period                                 $      14.09         11.47      12.85            10.79
  Total return(2)                                              %      22.84         -9.67      19.18           -10.31
Net assets, end of period (000's)                              $      7,119         2,333      1,113               41
Ratio of net investment expenses to average net assets(1)(3)   %       1.00          0.98       1.00             1.00
Ratio of net investment income (loss) to average net
  assets(1)(3)                                                 %      -0.11         -0.01       0.01            -0.16
Ratio of gross expenses before reimbursement and waiver to
  average net assets(1)                                        %       1.55          2.37       2.11             2.10
Portfolio turnover rate                                        %        119           129         61              118

(1) Annualized.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

*  Fund changed its fiscal year end to May 31.

**  Amount is less than $0.01 per share.

ADDITIONAL INFORMATION

ANNUAL/SEMI-ANNUAL REPORTS

These reports include a discussion of recent market and investment strategies that significantly affected the Funds' performance during the past fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains additional information about the Funds. The SAI is legally part of this Prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission.

You may request free of charge the current SAI or the most recent annual or semi annual reports, or other information about the Funds, by calling
1-866-BUY-FUND (866-289-3863) or writing to:

ING DIRECT SECURITIES, INC.
P.O. Box 15647
Wilmington, DE 19885-5647

The SEC also makes available to the public reports and information about the Funds. Certain reports and information, including the SAI, are available on the EDGAR Database on the SEC's web site
(http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call
1-202-942-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the Funds, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:

ING Series Fund, Inc.  811-6352
  ING International Growth Fund
  ING Global Science and Technology Fund
  ING Bond Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund

PRPRO-INGDIRECT (0504-050104)

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 3, 2004

                              ING SERIES FUND, INC.

CLASS A, CLASS B, CLASS C CLASS I OF ING EQUITY INCOME FUND (FORMERLY ING GROWTH AND INCOME FUND) AND ING GLOBAL SCIENCE AND TECHNOLOGY FUND (FORMERLY ING TECHNOLOGY FUND).

         This Statement of Additional Information (the "SAI") is not a Prospectus, but is incorporated by reference in, and should be read in conjunction with, the current Class A, Class B and Class C Prospectus, the Class I Prospectus, each dated May 3, 2004, for ING Equity Income Fund and ING Global Science and Technology Fund, each a series of ING Series Fund, Inc. (the "Company"), which have been filed with the U.S. Securities and Exchange Commission (the "SEC"). Capitalized terms not defined in this SAI are used as defined in the Prospectuses.

         The Company is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. The Company currently has authorized the following series:

                          ING International Growth Fund
                                 ING Growth Fund
                             ING Small Company Fund
      ING Global Science and Technology Fund (formerly ING Technology Fund)
                          ING Index Plus LargeCap Fund
                           ING Index Plus MidCap Fund
                          ING Index Plus SmallCap Fund
                           ING Value Opportunity Fund
                                ING Balanced Fund
          ING Equity Income Fund (formerly ING Growth and Income Fund)
                                  ING Bond Fund
                               ING Government Fund
                          ING Aeltus Money Market Fund
                      ING Strategic Allocation Growth Fund
                     ING Strategic Allocation Balanced Fund
                      ING Strategic Allocation Income Fund

         This SAI discusses only ING Equity Income Fund and ING Global Science and Technology Fund (each, a "Fund" and together, the "Funds").

         The Funds' Financial Statements and the independent auditors' reports thereon, included in the Annual Reports dated May 1, 2003 and Semi-Annual Reports dated November 30, 2003, are incorporated by reference in this SAI. A free copy of the Annual Reports and each Prospectus is available upon request by writing to: ING Series Fund, Inc., 7337 Doubletree Ranch Road, Scottsdale, AZ 85258-2034, or by calling: 1-800-992-0180.

                                TABLE OF CONTENTS

HISTORY OF ING SERIES FUND, INC.........................................................................          3
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES.........................................................          4
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS..............................................................         56
INVESTMENT ADVISORY AGREEMENTS..........................................................................         58
EXPENSE LIMITATION AGREEMENTS...........................................................................         60
SUB-ADVISORY AGREEMENTS.................................................................................         61
CUSTODIAN...............................................................................................         66
TRANSFER AGENT..........................................................................................         66
INDEPENDENT AUDITORS....................................................................................         66
PRINCIPAL UNDERWRITER...................................................................................         66
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS.....................................................         67
PURCHASE AND REDEMPTION OF SHARES.......................................................................         71
BROKERAGE ALLOCATION AND TRADING POLICIES...............................................................         74
CODE OF ETHICS..........................................................................................         76
PROXY VOTING PROCEDURES.................................................................................         76
NET ASSET VALUE.........................................................................................         78
CALCULATION OF PERFORMANCE DATA.........................................................................         84
PERFORMANCE COMPARISONS.................................................................................         87
FINANCIAL STATEMENTS....................................................................................         88
PROXY VOTING PROCEDURES AND GUIDELINES..................................................................         95

                        HISTORY OF ING SERIES FUND, INC.

         ING Series Fund, Inc. ("the Company") is a Maryland Corporation registered as a diversified, open-end management investment company. The Company was organized in June 1991 and currently consists of the following separately managed series:

                                    FUND NAME

                  ING International Growth Fund
                  ING Growth Fund
                  ING Small Company Fund
                  ING Global Science and Technology Fund
                  ING Index Plus LargeCap Fund
                  ING Index Plus MidCap Fund
                  ING Index Plus SmallCap Fund
                  ING Value Opportunity Fund
                  ING Balanced Fund
                  ING Equity Income Fund
                  ING Bond Fund
                  ING Government Fund
                  ING Aeltus Money Market Fund
                  ING Strategic Allocation Growth Fund
                  ING Strategic Allocation Balanced Fund
                  ING Strategic Allocation Income Fund

         Incorporation The Company was incorporated under the laws of Maryland on June 17, 1991.

         Series and Classes The Company currently offers multiple series. Only ING Equity Income Fund, and ING Global Science and Technology Fund are offered through this SAI and the corresponding Prospectuses.

         The Board of Directors (the "Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into multiple classes, not all of which are offered through this SAI. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Only Class A, B, C and I shares are offered through this SAI and the corresponding Prospectuses.

         Capital Stock Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights, except that each Fund's Class B shares automatically convert to Class A shares after 8 years. Each share of a Fund has the same rights to share in dividends declared by a Fund for that share class. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         Voting Rights Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

         Shareholder Meetings The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (1940
Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

         1940 Act Classification The Company is a diversified, open-end management investment company, as those terms are defined under the 1940 Act. The 1940 Act generally requires, among other things, that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

         The investment objectives and certain investment policies of each Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of that Fund. This means the lesser of (a) 67% of the shares of a Fund present at a shareholders' meeting if the holders of more than 50% of the shares of that Fund then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

         As a matter of fundamental policy, a Fund will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Further, ING Global Science and Technology Fund will classify science and technology stocks as separate industries according to service type, including, but not limited to, semiconductors, biotechnology, pharmaceuticals, telecome, and internet software and services.

(3) make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) borrow money, except that (i) a Fund may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; and

(8) act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

         The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund will not:

(1) except for ING Global Science and Technology Fund, make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this SAI and in the Prospectuses;

(2) except for ING Global Science and Technology Fund, invest more than 20% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof);

(3) invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(5) invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments, LLC (ING Investments), the Funds' investment adviser or the applicable Sub-Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

(6) invest more than 15% of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by the Sub-Advisers to be of comparable quality).

         Where a Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number
(2), industry classifications for the Funds are determined in accordance with the classifications established by Bloomberg Industry Group. The Sub-Advisers believe that the industry characteristics they have selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

         ING Global Science and Technology Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies in the science and technology sectors. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

The chart below sets out certain investment techniques that each Fund may employ. Descriptions of these techniques and associated risk factors follow the chart.

                                                                   GLOBAL SCIENCE AND
   ASSET CLASSES/ INVESTMENT TECHNIQUES      EQUITY INCOME FUND      TECHNOLOGY FUND
   ------------------------------------      ------------------    ------------------
EQUITIES,
  Common Stock                                        X                     X
  Convertible Securities                              X                     X
  Preferred Stock                                     X                     X
  FOREIGN INVESTMENTS
  ADRs/EDRs/GDRs                                      X                     X
  Eurodollar  Convertible Securities                  X                     X
  Eurodollar/Yankee Dollar Instruments                X                     X
  Foreign Currency Exchange Transactions              X                     X
  Foreign and Emerging Market Securities(1)           X                     X
  International Debt Securities(2)                    X                     X
FIXED INCOME
Credit-Linked Notes                                   X
  Corporate Debt Securities(3)                        X                     X
  Floating or Variable Rate Instruments(4)            X                     X
  GNMA Certificates                                   X

----------------
(1) Because the Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. A Fund, except ING Global Science and Technology Fund, will not invest more than 20% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof).

(2) ING Global Science and Technology Fund may only invest in investment grade debt securities, which are debt securities with a Standard & Poor's Corporation (S&P) or Moody's Investor's Service, Inc. (Moody's) rating of BBB/Baa or above or, if unrated, are considered by BlackRock to be of comparable quality.

(3) While corporate debt securities generally have maturities of ten years or more, the Funds may purchase corporate debt securities which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by the S&P or "Aa" or higher by Moody's.

(4) Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be received through demand.

                                                                   GLOBAL SCIENCE AND
   ASSET CLASSES/ INVESTMENT TECHNIQUES      EQUITY INCOME FUND      TECHNOLOGY FUND
   ------------------------------------      ------------------    ------------------
  High Yield Securities(5)                            X                     X
  Mortgage Related Securities(6)                      X                     X
  Municipal Securities                                X
  Short-Term Investments                              X                     X
  Savings Association Obligations                     X                     X
  Municipal Lease Obligations                         X
  Subordinated Mortgage Securities                    X
  Interest/Principal Only Stripped                    X                     X
  Mortgage Backed Securities
  Tax Exempt Ind. Dev. Bonds & Pollution              X
  Control Bonds
  United States Government Securities                 X                     X
  OTHER INVESTMENTS
  Asset Backed Securities (non-Mortgage)              X                     X
  Banking Industry Obligations                        X                     X
  Derivatives(7)                                      X                     X
  Dealer Options(8)                                   X                     X
  Financial Futures Contracts and Related             X                     X
  Options
  Foreign Currency Options                            X                     X
  Forward Currency Contracts                          X                     X

---------------------
(5) Equity Income Fund and Global Science and Technology will not invest more than 15% of the total value of their respective assets in high-yield bonds (securities rated below BBB- by S&P or Baa3 by Moody's, or, if unrated, considered by the applicable Sub-Adviser to be of comparable quality).

(6) The Funds may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

(7) For purposes other than hedging, a Fund will invest no more than 5% of its assets in derivatives that at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters and interest-only and principal-only debt instruments. Each Fund may invest up to 30% of its assets in lower risk derivatives for hedging purposes or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Mortgage-related and asset-backed securities other than described above, STRIPS (Separate Trading of Registered Interest and Principal Securities) and forward exchange contracts are not subject to this 30% limitation.

                                                                   GLOBAL SCIENCE AND
   ASSET CLASSES/ INVESTMENT TECHNIQUES      EQUITY INCOME FUND      TECHNOLOGY FUND
   ------------------------------------      ------------------    ------------------
 Forward Foreign Currency Contracts                   X                     X
 Index-, Currency-, and Equity-Linked                 X                     X
 Securities
 Options on Futures(8)                                X                     X
 Over the Counter Options                             X                     X
 Put and Call  Options(9)                             X                     X
 Stock Index Options                                  X                     X
 Straddles                                            X                     X
 Warrants                                             X                     X
 IPOs                                                 X                     X
 Other Investment Companies                           X                     X
 Private Funds                                        X                     X
 Real Estate Securities                               X                     X

-------------------
(8) A Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Fund's total assets at market value at the time of entering into a contract and (b) no more than 5% of the assets at market value, at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

(9) Each Fund is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. No Fund may buy options if more than 3% of its assets immediately following such purchase would consist of put options. The Funds may purchase call and sell put options on equity securities only to close out positions previously opened. No Fund will write a call option on a security unless the call is "covered' (i.e. it already owns the underlying security). A Fund may purchase put options when ING Investments or the applicable Sub-Adviser believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security.

                                                                   GLOBAL SCIENCE AND
   ASSET CLASSES/ INVESTMENT TECHNIQUES      EQUITY INCOME FUND      TECHNOLOGY FUND
   ------------------------------------      ------------------    ------------------
Restricted and Illiquid Securities(10)               X                     X
TBA Sale Commitments                                 X                     X
Zero Coupon and Pay-in-Kind                          X                     X
  Supranational Agencies(11)                         X                     X
INVESTMENT TECHNIQUES
  Borrowing(12)                                      X                     X
  Lending of Portfolio(13) Securities                X                     X
  Repurchase Agreements(14)                          X                     X
  Reverse Repurchase Agreements and                  X                     X
  Dollar Rolls
  Securities, Interest Rate and                      X                     X
  Currency Swaps
Temporary Defensive Positions                        X                     X
  Short Sales(15)                                    X                     X
  When-Issued Securities and Delayed-Delivery        X                     X
  Transactions

(10) A Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments or the applicable Sub-Adviser shall determine whether a particular security is deemed to be liquid based in the trading markets for the specific security and other factors.

(11) Each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government.

(12) Each Fund may borrow up to 5% of the value of its assets from a bank for temporary or emergency purposes. The Funds may borrow for leveraging purposes only if after the borrowing, the value of the Funds' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings.

(13) Each Fund may lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

(14) Repurchase Agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

(15) A Fund, except for ING Global Science and Technology Fund, will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this Statement and in the Prospectuses.

EQUITY INVESTMENTS; CONVERTIBLES

COMMON AND PREFERRED STOCKS

         Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company's organization and operations. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Common stock and preferred stock are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk.

CONVERTIBLE SECURITIES

         A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

FOREIGN INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS, EUROPEAN DEPOSITARY RECEIPTS AND GLOBAL DEPOSITARY RECEIPTS

         Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

EURODOLLAR CONVERTIBLE SECURITIES

         Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.

EURODOLLAR/YANKEE DOLLAR INSTRUMENTS

         Each Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

          A Fund that invests in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Such Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

FOREIGN AND EMERGING MARKET SECURITIES

         Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

         As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

          Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

         Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

INTERNATIONAL DEBT SECURITIES

         International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.

         In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

         Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser or Sub-Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

         Restrictions on Foreign Investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

         The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

         Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

         Brady Bonds. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.

FIXED INCOME SECURITIES

DEBT SECURITIES

         Each Fund may invest in debt securities. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

CREDIT-LINKED NOTES

         A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Portfolio in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specific credit-related events.

         Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative instruments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Portfolio cannot assure that it can implement a successful strategy regarding this type of investment.

CORPORATE DEBT SECURITIES

         Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

FLOATING OR VARIABLE RATE INSTRUMENTS

         Each Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

GNMA CERTIFICATES

         GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration (FHA) or Farmers' Home Administration (FMHA) or guaranteed by the Veterans Administration (VA). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.

         GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment.

         GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

         GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

         GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

         Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

         The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

         Construction loan securities are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is each Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

         GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS - GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by a Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When a Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. ING and the Sub-Adviser each does not believe that a Fund's net asset value or income will be adversely affected by the purchase of GNMA Certificates on a when-issued basis. A Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. A Fund may earn interest on such account or securities for the benefit of shareholders.

HIGH YIELD SECURITIES

         High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's, S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by the Sub-Adviser.

These securities include:

         (a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;

         (b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

         (c)      any securities convertible into any of the foregoing.

         Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's net asset values. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, ING Investments or the Sub-Adviser seeks to identify situations in which ING Investments or the Sub-Adviser believes that future developments will enhance the creditworthiness and the ratings of the issuer.

Some of the risks associated with high-yield bonds include:

         Sensitivity to Interest Rate and Economic Changes High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

         Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's net asset values. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

         Payment Expectations High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

         Liquidity and Valuation Risks Some issues of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

         Limitations of Credit Ratings The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Sub-Adviser primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's investment objective may be more dependent on ING Aeltus' own credit analysis than might be the case for a Fund which does not invest in these securities.

MORTGAGE RELATED SECURITIES

         The Funds may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. Government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.

         Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

         CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

         CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

         Risks of Mortgage Related Investment Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest -only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

MUNICIPAL SECURITIES

         Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

         In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

         The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund. Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

         Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

         Moral Obligation Securities - Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Industrial Development and Pollution Control Bonds - These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

         Municipal Lease Obligations - These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

         The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

         Short-Term Municipal Obligations - These securities include the following:

         Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

         Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

         Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

         Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

         Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SHORT-TERM INVESTMENTS

         Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

         A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

         For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

         In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

SAVINGS ASSOCIATION OBLIGATIONS

         The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

MUNICIPAL LEASE OBLIGATIONS

         Municipal Lease Obligations - These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

SUBORDINATED MORTGAGE SECURITIES

         Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Funds may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

         The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

         In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

         A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

         A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Funds by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

         The Investment Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Funds seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE BACKED SECURITIES

         Each Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

TAX EXEMPT INDUSTRIAL DEVELOPMENT BOND AND POLLUTION CONTROL BONDS

         Tax Exempt Industrial Development Bond and Pollution Control Bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

UNITED STATES GOVERNMENT SECURITIES

         Investments in U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

OTHER INVESTMENTS

ASSET BACKED SECURITIES (NON-MORTGAGE)

         Each Fund may invest in non-mortgage asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

         Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

         The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

         The coupon rate, of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

BANKING INDUSTRY OBLIGATIONS

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

         A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

         In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

DERIVATIVES

         DEALER OPTIONS Certain risks are specific to dealer options and exchange-traded options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

         Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

         The Staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

         FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

         A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

         Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

         The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

         When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

         Investments in futures contracts on fixed income securities involve the risk that if ING Investment's or ING Aeltus' judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

         Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

         Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

         "Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

         If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

         When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

         A Fund can buy and write (sell) options on futures contracts.

         Potential Lack of a Liquid Secondary Market Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio, or the relevant portion thereof.

         The trading of futures and options contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         FOREIGN CURRENCY OPTIONS

         A Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

         FORWARD FOREIGN CURRENCY CONTRACTS

         Forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Sub-Adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

         Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

         At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Sub-Adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

         Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

         INDEX-, CURRENCY- AND EQUITY-LINKED SECURITIES

         "Index-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Composite Stock Price Index. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

         Index and currency-linked securities are derivative instruments that may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid.

         OPTIONS ON FUTURES

         A futures option gives a Fund the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by the Fund.

         OVER THE COUNTER OPTIONS

         The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

         PUT AND CALL OPTIONS

         A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of ING Investments or the Sub-Adviser.

         The Funds will not write call options on when-issued securities. The Funds purchase call options on primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

         So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

         When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

         An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

         A Fund may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or [market indices] is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

         In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

         If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

         The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.

         The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

         Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

         FOREIGN FUTURES CONTRACTS AND FOREIGN OPTIONS Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA), nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market.

Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

         Additional Restrictions on the Use of Futures and Option Contracts CFTC regulations require that to prevent a Fund from being a commodity pool the Funds enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

         Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

         At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Sub-Adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

         Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

         Swap Transactions The interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

         Risks of Investing in Options There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

         In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

WARRANTS

         A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

INITIAL PUBLIC OFFERINGS

         Initial Public Offerings (IPOs) occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

         The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

         The effect of an IPO investment can have a magnified impact on the Funds' performance when the Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Funds' returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Funds' assets as it increases in size and, therefore, have a more limited effect on the Funds' performance.

         There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

OTHER INVESTMENT COMPANIES

         Each Fund may invest up to 10% of its assets in other investment companies. A Fund may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as that Fund. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

EXCHANGE TRADED FUNDS (ETFS).

         Exchange Traded Funds ("ETFs") are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

PRIVATE FUNDS

         U.S. or foreign private limited partnerships or other investment funds, which are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

         Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

         The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated the privately offered pooled investments.

         Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

         The Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

         Private investment funds also include investments certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed income investments.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES

         The Funds consider securities of companies with limited operating histories to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

REAL ESTATE SECURITIES

         Investments in real estate securities include interests in real estate investment trusts ("REITs"), real estate development, real estate operating companies, ("REOCs") and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

         Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

RESTRICTED AND ILLIQUID SECURITIES

         Each Fund may invest in a restricted security or an illiquid security if the Investment Adviser or a Sub-Adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

         Because of the nature of these securities, a considerable period of time may elapse between a Fund's decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Company's Board of Directors.

         Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under a Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

TBA SALE COMMITMENTS

         Each Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

ZERO COUPON AND PAY-IN-KIND SECURITIES

         Zero coupon and deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

         The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

SUPRANATIONAL AGENCIES

         Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

INVESTMENT TECHNIQUES

BORROWING

         If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

         When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

         Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

LENDING OF PORTFOLIO SECURITIES

         In order to generate additional income, each Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed 33 1/3% of the Fund's total assets. No lending may be made with any companies affiliated with the Investment Adviser. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan. The Funds seek to mitigate this risk through contracted indemnification upon default.

         The borrower at all times during the loan must maintain with the Funds cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.

REPURCHASE AGREEMENTS

         Repurchase agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

           Reverse repurchase agreement transactions involve the sale of U.S. Government securities held by a Fund, with an agreement that a Fund will repurchase such securities at an agreed upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

         In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

         Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SECURITIES, INTEREST RATE AND CURRENCY SWAPS

         Interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

TEMPORARY DEFENSIVE POSITIONS

         A Fund may invest in short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the Investment Adviser's or ING Aeltus' determination to do so within the investment guidelines and policies of the Fund; (iii) to permit the Fund to meet redemption requests; and (iv) to take a temporary defensive position. Although it is expected that a Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest for temporary defensive purposes include (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Funds will invest in short-term instruments that do not have a maturity of greater than one year.

SHORT SALES AGAINST THE BOX

         If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

TEMPORARY DEFENSIVE POSITIONS

         A Fund may invest in short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the Investment Adviser's or the Sub-Adviser's determination to do so within the investment guidelines and policies of the Fund; (iii) to permit the Fund to meet redemption requests; and (iv) to take a temporary defensive position. Although it is expected that a Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest for temporary defensive purposes include (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Funds will invest in short-term instruments that do not have a maturity of greater than one year.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY SECURITIES

         In order to secure prices or yields deemed advantageous at the time the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds may also enter into forward commitments. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, a Fund may realize a capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

         When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

                             MANAGEMENT OF THE FUNDS

Set forth in the table below is information about each Director of the Company

                                                TERM OF
                                               OFFICE AND
                                               LENGTH OF
                         POSITION(S) HELD        TIME          PRINCIPAL OCCUPATION(S) DURING THE
 NAME, ADDRESS AND AGE      WITH FUND          SERVED(1)               PAST 5 YEARS
----------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE "INTERESTED PERSONS"
----------------------------------------------------------------------------------------------------
J. SCOTT FOX(2)           Director           Since 1997      President and Chief Executive
10 State House Square                                        Officer (April 2001 to present),
Hartford, Connecticut                                        Managing Director and Chief
06107                                                        Operating Officer (April 1994 to
Date of Birth:                                               April 2001), Chief Financial Officer
02/01/1955                                                   (April 1994 to July 2001), Aeltus
                                                             Investment Management, Inc.;
                                                             Executive Vice President (April
                                                             2001 to present), Director, Chief
                                                             Operating Officer (February 1995 to
                                                             present), Chief Financial Officer,
                                                             Managing Director (February 1995 to
                                                             April 2001), Aeltus Capital, Inc.
----------------------------------------------------------------------------------------------------

                           NUMBER OF
                         PORTFOLIOS IN
                         FUND COMPLEX
                          OVERSEEN BY       OTHER BOARD MEMBERSHIPS HELD BY
 NAME, ADDRESS AND AGE   DIRECTOR****                   DIRECTOR
------------------------------------------------------------------------------------
DIRECTORS WHO ARE "INTERESTED PERSONS"
------------------------------------------------------------------------------------
J. SCOTT FOX(2)                 54         Mr. Fox serves as director of the board
10 State House Square                      of IPC Financial Network, Inc.  (January
Hartford, Connecticut                      2001 to present)
06107
Date of Birth:
02/01/1955
------------------------------------------------------------------------------------

                                                TERM OF
                                               OFFICE AND
                                               LENGTH OF
                         POSITION(S) HELD        TIME          PRINCIPAL OCCUPATION(S) DURING THE
 NAME, ADDRESS AND AGE      WITH FUND          SERVED(1)               PAST 5 YEARS
----------------------------------------------------------------------------------------------------
THOMAS J. MCINERNEY(3)    Director           February 2001   Chief Executive Officer, ING U.S.
7337 E. Doubletree                           - Present       Financial Services (September 2001 -
Ranch Rd.                                                    Present); General Manager and Chief
Scottsdale, Arizona                                          Executive Officer, ING U.S. Worksite
85258                                                        Financial Services (December 2000 -
Date of Birth:                                               Present); Member, ING Americas
05/05/1956                                                   Executive Committee (2001 -
                                                             Present); President, Chief Executive
                                                             Officer and Director of Northern
                                                             Life Insurance Company (March 2001 -
                                                             October 2002), ING Aeltus Holding
                                                             Company, Inc. (2000 - Present), ING
                                                             Retail Holding Company (1998 -
                                                             Present), ING Life Insurance and
                                                             Annuity Company (September 1997 -
                                                             November 2002) and ING Retirement
                                                             Holdings, Inc. (1997 - Present).
                                                             Formerly, General Manager and Chief
                                                             Executive Officer, ING Worksite
                                                             Division (December 2000 - October
                                                             2001), President, ING-SCI, Inc.
                                                             (August 1997 - December 2000);
                                                             President, Aetna Financial Services
                                                             (August 1997 - December 2000).
----------------------------------------------------------------------------------------------------

                          NUMBER OF
                        PORTFOLIOS IN
                        FUND COMPLEX
                         OVERSEEN BY       OTHER BOARD MEMBERSHIPS HELD BY
 NAME, ADDRESS AND AGE  DIRECTOR****                   DIRECTOR
-----------------------------------------------------------------------------------
THOMAS J. MCINERNEY(3)        170         Director, Hemisphere, Inc. (May 2003 -
7337 E. Doubletree                        Present); Trustee, ING Investors Trust
Ranch Rd.                                 (February 2002 - Present); Director,
Scottsdale, Arizona                       Equitable Life Insurance Co., Golden
85258                                     American Life Insurance Co., Life
Date of Birth:                            Insurance Company of Georgia, Midwestern
05/05/1956                                United Life Insurance Co., ReliaStar Life
                                          Insurance Co., Security Life of Denver,
                                          Security Connecticut Life Insurance Co.,
                                          Southland Life Insurance Co., USG Annuity
                                          and Life Company, and United Life and
                                          Annuity Insurance Co. Inc (March 2001 -
                                          Present); Trustee, Ameribest Life
                                          Insurance Co., (2001-2003); Trustee,
                                          First Columbine Life Insurance Co.,
                                          (2001-2002); Member of the Board,
                                          National Commission on Retirement Policy,
                                          Governor's Council on Economic
                                          Competitiveness and Technology of
                                          Connecticut, Connecticut Business and
                                          Industry Association, Bushnell;
                                          Connecticut Forum; Metro Hartford Chamber
                                          of Commerce; and is Chairman, Concerned
                                          Citizens for Effective Government.
-----------------------------------------------------------------------------------

                                                TERM OF
                                               OFFICE AND
                                               LENGTH OF
                         POSITION(S) HELD        TIME          PRINCIPAL OCCUPATION(S) DURING THE
 NAME, ADDRESS AND AGE      WITH FUND          SERVED(1)               PAST 5 YEARS
----------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE NOT "INTERESTED PERSONS"
----------------------------------------------------------------------------------------------------
ALBERT E. DEPRINCE, JR.   Director           June 1998 -     Director, Business and Economic
3029 St. Johns Drive                         Present         Research Center, August 1999 to
Murfreesboro, Tennessee                                      present, and Professor of Economics
37129                                                        and Finance, Middle Tennessee State
Date of Birth:                                               University, August 1991 to present.
04/24/1941
----------------------------------------------------------------------------------------------------
MARIA T. FIGHETTI         Director           April 1994 -    Associate Commissioner for Contract
325 Piermont Road                            Present         Management, Health Services, New
Closter, New Jersey                                          York City Department of Mental
07624                                                        Health, Mental Retardation and
Date of Birth:                                               Alcohol Services July 1973 to
09/07/1943                                                   October 2002.
----------------------------------------------------------------------------------------------------
SIDNEY KOCH               Director           April 1994 -    Financial Adviser, self-employed,
455 East 86th Street                         Present         January 1993 to present.
New York, New York 10028
Date of Birth:
04/22/1935
----------------------------------------------------------------------------------------------------
CORINE T. NORGAARD        Director           June 1991 -     Dean of the Barney School of
556 Wormwood Hill                            Present         Business, University of Hartford,
Mansfield Center,                                            August 1996 to present.
Connecticut 06250
Date of Birth:
06/20/1937
----------------------------------------------------------------------------------------------------

                           NUMBER OF
                         PORTFOLIOS IN
                         FUND COMPLEX
                          OVERSEEN BY       OTHER BOARD MEMBERSHIPS HELD BY
 NAME, ADDRESS AND AGE   DIRECTOR****                   DIRECTOR
------------------------------------------------------------------------------------
DIRECTORS WHO ARE NOT "INTERESTED PERSONS"
------------------------------------------------------------------------------------
ALBERT E. DEPRINCE, JR.     54              None
3029 St. Johns Drive
Murfreesboro, Tennessee
37129
Date of Birth:
04/24/1941
------------------------------------------------------------------------------------
MARIA T. FIGHETTI           54              None
325 Piermont Road
Closter, New Jersey
07624
Date of Birth:
09/07/1943
------------------------------------------------------------------------------------
SIDNEY KOCH                 54              None
455 East 86th Street
New York, New York 1002
Date of Birth:
04/22/1935
------------------------------------------------------------------------------------
CORINE T. NORGAARD          54              Director, Mass Mutual Corporate Investors
556 Wormwood Hill                           (April 1997 - Present)
Mansfield Center,
Connecticut 06250
Date of Birth:
06/20/1937
------------------------------------------------------------------------------------

                                                TERM OF
                                               OFFICE AND
                                               LENGTH OF
                         POSITION(S) HELD        TIME          PRINCIPAL OCCUPATION(S) DURING THE
 NAME, ADDRESS AND AGE      WITH FUND          SERVED(1)               PAST 5 YEARS
----------------------------------------------------------------------------------------------------
EDWARD T. O'DELL          Director           June 2002 -     Formerly, Partner/Chairman,
7337 E. Doubletree                           Present         Financial Service Group, Goodwin
Ranch Rd.                                                    Procter LLP (June 1966 to September
Scottsdale, Arizona                                          2000); Chairman, Committee I -
85258                                                        International Bar Association (1995
Date of Birth:                                               to 1999).
11/26/1935
----------------------------------------------------------------------------------------------------
JOSEPH E. OBERMEYER       Director           January 2003    President, Obermeyer & Associates,
9909 NE 4th Avenue Rd.                       - Present       Inc. (November 1999 to present) and
Miami Shores, FL 33138                                       Senior Manager, Arthur Anderson, LLP
Date of Birth:                                               (1995 - October 1999).
10/24/1957
----------------------------------------------------------------------------------------------------

                          NUMBER OF
                        PORTFOLIOS IN
                        FUND COMPLEX
                         OVERSEEN BY       OTHER BOARD MEMBERSHIPS HELD BY
 NAME, ADDRESS AND AGE  DIRECTOR****                   DIRECTOR
-----------------------------------------------------------------------------------
EDWARD T. O'DELL        54                None
7337 E. Doubletree
Ranch Rd.
Scottsdale, Arizona
85258
Date of Birth:
11/26/1935
-----------------------------------------------------------------------------------
JOSEPH E. OBERMEYER     54                None
9909 NE 4th Avenue Rd.
Miami Shores, FL 33138
Date of Birth:
10/24/1957
-----------------------------------------------------------------------------------

(1)      Directors serve until their successors are duly elected and qualified.

(2) Mr. Fox is an "interested person", as defined by the 1940 Act, because of his relationship with Aeltus Investment Management, Inc, an affiliate of ING Investments, LLC.

(3) Mr. McInerney is an "interested person", as defined by the 1940 Act, because of his relationship with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.

**** FOR THE PURPOSES OF THIS TABLE, "FUND COMPLEX" MEANS THE FOLLOWING INVESTMENT COMPANIES: ING EQUITY TRUST; ING FUNDS TRUST; ING INVESTMENT FUNDS, INC.; ING INVESTORS TRUST; ING MAYFLOWER TRUST; ING MUTUAL FUNDS; ING PRIME RATE TRUST; ING SENIOR INCOME FUND; ING VARIABLE INSURANCE TRUST; ING VARIABLE PRODUCTS TRUST; ING EMERGING MARKETS FUND, INC.; ING VP NATURAL RESOURCES TRUST; USLICO SERIES FUND, ING PARTNERS, INC.; ING VP BALANCED PORTFOLIO, INC.; ING STRATEGIC ALLOCATION PORTFOLIO, INC.; ING GET FUNDS; ING VP BOND PORTFOLIO; ING VP MONEY MARKET PORTFOLIO; ING VARIABLE FUNDS, INC.; ING VARIABLE PORTFOLIOS, INC.; AND ING SERIES FUND, INC.

OFFICERS

         Information about the ING Funds' officers are set forth in the table below:

NAME, ADDRESS AND             POSITIONS HELD WITH       TERM OF OFFICE AND LENGTH OF
       AGE                        THE COMPANY                     TIME SERVED
-----------------------------------------------------------------------------------------
JAMES M. HENNESSY             President, Chief          February 2002 - Present
7337 E. Doubletree Ranch Rd.  Executive Officer and
Scottsdale, Arizona 85258     Chief Operating Officer
Date of Birth:  04/09/1949
-----------------------------------------------------------------------------------------

NAME, ADDRESS AND
       AGE                        PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS (1)
-------------------------------------------------------------------------------------------
JAMES M. HENNESSY                 President and Chief Executive Officer, ING Capital
7337 E. Doubletree Ranch Rd.      Corporation, LLC, ING Funds Services, LLC, ING
Scottsdale, Arizona 85258         Investments, LLC (December 2001 - Present); Chief
Date of Birth:  04/09/1949        Operating Officer, ING Funds Distributor, LLC (June 2000
                                  - Present); Vice President, ING Life Insurance and
                                  Annuity Company (December 2003 - Present); Director, ING
                                  Capital Corporation, LLC, ING Funds Services, LLC, ING
                                  Investments, LLC and ING Funds Distributor, LLC (December
                                  2000-Present); and Executive Vice President, ING Funds
                                  Distributor, LLC (April 1998 - Present). Formerly,
                                  President and Chief Executive Officer, ING Advisors, Inc.
                                  and EAMC Liquidation Corp. (December 2001-October 2003)
                                  and Express America T.C., Inc. (December 2001-September
                                  2003); Senior Executive Vice President, ING Capital
                                  Corporation, LLC, ING Funds Services, LLC, ING
                                  Investments, LLC, ING Advisors, Inc., Express America
                                  T.C., Inc. and EAMC Liquidation Corp. (June 2000-December
                                  2000); Executive Vice President, ING Capital Corporation,
                                  LLC, ING Funds Services, LLC, ING Investments, LLC (April
                                  1998-June 2000) and ING Quantitative Management, Inc.
                                  (October 2001-September 2002); Chief Operating Officer,
                                  ING Quantitative Management, Inc. (October 2001-September
                                  2002); Senior Vice President, ING Capital Corporation,
                                  LLC, ING Funds Services, LLC, ING Investments, LLC and
                                  ING Funds Distributor, LLC (April 1995-April 1998);
                                  Secretary, ING Capital Corporation, LLC, ING Funds
                                  Services, LLC, ING Investments, LLC, ING Funds
                                  Distributor, LLC, ING Advisors, Inc., Express America
                                  T.C., Inc. and EAMC Liquidation Corp. (April
                                  1995-December 2000); and Director, ING Advisors, Inc. and
                                  EAMC Liquidation Corp. (December 2000- October 2003), ING
                                  Quantitative Management, Inc. (December 2000- September
                                  2002) and Express America T.C., Inc. (December 2000-
                                  September 2003).
-------------------------------------------------------------------------------------------

NAME, ADDRESS AND             POSITIONS HELD WITH       TERM OF OFFICE AND LENGTH OF
       AGE                        THE COMPANY                     TIME SERVED
---------------------------------------------------------------------------------------------
MICHAEL J. ROLAND             Executive Vice            April 2002 - Present
7337 E. Doubletree Ranch Rd.  President, Assistant
Scottsdale, Arizona 85258     Secretary
Date of Birth:  05/30/1958
                              Principal Financial       February 2002 -- Present
                              Officer
---------------------------------------------------------------------------------------------
STANLEY D. VYNER              Executive Vice President  February 2002 - Present
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:  05/14/1950
---------------------------------------------------------------------------------------------
ROBERT S. NAKA                Senior Vice President     February 2002 - Present
7337 E. Doubletree Ranch Rd.  and Assistant Secretary
Scottsdale, Arizona 85258
Date of Birth:  06/17/1963
---------------------------------------------------------------------------------------------

NAME, ADDRESS AND
       AGE                        PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS (1)
-------------------------------------------------------------------------------------------
MICHAEL J. ROLAND                 Executive Vice President, Chief Financial Officer and
7337 E. Doubletree Ranch Rd.      Treasurer, ING Funds Services, LLC, ING Funds
Scottsdale, Arizona 85258         Distributor, LLC, ING Advisors, Inc., ING Investments,
Date of Birth:  05/30/1958        LLC, Express America T.C., Inc. and EAMC Liquidation
                                  Corp. (December 2001 - Present). Formerly, Executive Vice
                                  President, ING Quantitative Management, Inc. (December
                                  2001-September 2002); and Senior Vice
                                  President, ING Funds Services, LLC, ING
                                  Investments, LLC and ING Funds Distributor,
                                  LLC (June 1998 - December 2001).
-------------------------------------------------------------------------------------------
STANLEY D. VYNER                  Executive Vice President, ING Advisors, Inc. and ING
7337 E. Doubletree Ranch Rd.      Investments, LLC (July 2000 - Present) and Chief
Scottsdale, Arizona 85258         Investment Officer of the International Portfolios, ING
Date of Birth:  05/14/1950        Investments, LLC (July 1996 - Present).  Formerly,
                                  President and Chief Executive Officer, ING Investments,
                                  LLC (August 1996 - August 2000).
-------------------------------------------------------------------------------------------
ROBERT S. NAKA                    Senior Vice President and Assistant Secretary, ING Funds
7337 E. Doubletree Ranch Rd.      Services, LLC, ING Funds Distributor, LLC, ING Advisors,
Scottsdale, Arizona 85258         Inc., ING Capital Corporation, LLC and ING Investments,
Date of Birth:  06/17/1963        LLC  (December 2001 - Present). Formerly, Senior Vice
                                  President and Assistant Secretary, ING Quantitative
                                  Management, Inc. (October 2001 - September 2002); and
                                  Vice President, ING Investments, LLC (April 1997 -
                                  October 1999) and ING Funds Services, LLC (February
                                  1997 - August 1999).
-------------------------------------------------------------------------------------------

NAME, ADDRESS AND             POSITIONS HELD WITH       TERM OF OFFICE AND LENGTH OF
       AGE                        THE COMPANY                     TIME SERVED
--------------------------------------------------------------------------------------------
KIMBERLY A. ANDERSON          Senior Vice President     December 2003 - Present
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258     Vice President            February 2002 - December 2003
Date of Birth:  07/25/1964
                              Secretary                 February 2003 - September 2003
--------------------------------------------------------------------------------------------
THERESA K. KELETY             Secretary                 September 2003 - Present
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona
85258
Date of Birth:
02/28/1963
--------------------------------------------------------------------------------------------
DAVID GREENWALD               Vice-President            August 2003 - Present
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:
09/24-1957
--------------------------------------------------------------------------------------------
ROBYN L. ICHILOV              Vice President and        February 2002 - Present
7337 E. Doubletree Ranch Rd.  Treasurer
Scottsdale, Arizona 85258
Date of Birth:  09/25/1967
--------------------------------------------------------------------------------------------

NAME, ADDRESS AND
       AGE                        PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS (1)
-------------------------------------------------------------------------------------------
KIMBERLY A. ANDERSON              Senior Vice President, ING Funds Services, LLC, ING Funds
7337 E. Doubletree Ranch Rd.      Distributor, LLC, ING Advisors, Inc and ING Investments,
Scottsdale, Arizona 85258         LLC (October 2003 - Present).  Formerly, Vice President,
Date of Birth:  07/25/1964        ING Funds Services, LLC, ING Funds Distributor, LLC, ING
                                  Advisors, Inc. and ING Investments, LLC (October 2001 -
                                  October 2003); Secretary, ING Funds Services, LLC, ING
                                  Funds Distributor, LLC, ING Advisors, Inc. and ING
                                  Investments, LLC (October 2001 - August 2003); Vice
                                  President, ING Quantitative Management, Inc. (October
                                  2001 - September 2002); Assistant Vice President, ING
                                  Funds Services, LLC (November 1999 - January 2001); and
                                  has held various other positions with ING Funds Services,
                                  LLC for more than the last five years.
-------------------------------------------------------------------------------------------
THERESA K. KELETY                 Counsel, ING U.S. Financial Services (April 2003 -
7337 E. Doubletree Ranch Rd.      Present).  Formerly, Senior Associate with Shearman &
Scottsdale, Arizona               Sterling  (February 2000 - April 2003) and Associate with
85258                             Sutherland Asbill & Brennan  (1996 - February 2000).
Date of Birth:
02/28/1963
-------------------------------------------------------------------------------------------
DAVID GREENWALD                   Vice President of Mutual Fund Compliance, ING Funds
7337 E. Doubletree Ranch Rd.      Services, LLC (May 2003 - Present). Formerly, Assistant
Scottsdale, Arizona 85258         Treasurer and Director of Mutual Fund Compliance and
Date of Birth:                    Operations, American Skandia, a Prudential Financial
09/24-1957                        Company (October 1996 - May 2003).
-------------------------------------------------------------------------------------------
ROBYN L. ICHILOV                  Vice President, ING Funds Services, LLC (October 2001 -
7337 E. Doubletree Ranch Rd.      Present) and ING Investments, LLC (August 1997 -
Scottsdale, Arizona 85258         Present); Accounting Manager, ING Investments, LLC
Date of Birth:  09/25/1967        (November 1995 - Present).
-------------------------------------------------------------------------------------------

NAME, ADDRESS AND             POSITIONS HELD WITH       TERM OF OFFICE AND LENGTH OF
       AGE                        THE COMPANY                     TIME SERVED
----------------------------------------------------------------------------------------------
LAUREN D. BENSINGER           Vice President            March 2003 - Present
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:  02/06/1954
----------------------------------------------------------------------------------------------
TODD MODIC                    Vice President            September 2003 - Present
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258     Assistant Vice President  April 2002 - September 2003
Date of Birth:  11/03/1967
----------------------------------------------------------------------------------------------
SUSAN KINENS                  Assistant Vice            March 2003 - Present
7337 E. Doubletree Ranch Rd.  President and Assistant
Scottsdale, Arizona 85258     Secretary
Date of Birth:  12/31/1976
----------------------------------------------------------------------------------------------
MARIA M. ANDERSON             Assistant Vice President  April 2002 - Present
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:  05/29/1958
----------------------------------------------------------------------------------------------

NAME, ADDRESS AND
       AGE                         PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS (1)
--------------------------------------------------------------------------------------------
LAUREN D. BENSINGER                Vice President, ING Funds Distributor, LLC and ING Funds
7337 E. Doubletree Ranch Rd.       Services, LLC (July 1995 to Present), ING Investments,
Scottsdale, Arizona 85258          LLC (February 1996-Present) and ING Advisors, Inc. (July
Date of Birth:  02/06/1954         2000 - Present); and Chief Compliance Officer, ING Funds
                                   Distributor, LLC (July 1995-Present), ING
                                   Investments, LLC (October 2001-Present) and
                                   ING Advisors, Inc. (July 2000 - Present).
                                   Formerly, Vice President, ING Quantitative
                                   Management, Inc. (July 2000-September 2002);
                                   and Chief Compliance Officer, ING
                                   Quantitative Management, Inc. (July
                                   2000-September 2002).
--------------------------------------------------------------------------------------------
TODD MODIC                         Vice President of Financial Reporting, Fund Accounting of
7337 E. Doubletree Ranch Rd.       ING Funds Services, LLC (September 2002 - Present).
Scottsdale, Arizona 85258          Formerly, Director of Financial Reporting, ING
Date of Birth:  11/03/1967         Investments, LLC (March 2001 -  September 2002); Director
                                   of Financial Reporting, Axient Communications, Inc. (May
                                   2000 - January 2001); and Director of Finance,
                                   Rural/Metro Corporation (March 1995 - May 2000).
--------------------------------------------------------------------------------------------
SUSAN KINENS                       Assistant Vice President and Assistant Secretary, ING
7337 E. Doubletree Ranch Rd.       Funds Services, LLC (December 2002 - Present); and has
Scottsdale, Arizona 85258          held various other positions with ING Funds Services, LLC
Date of Birth:  12/31/1976         for more than the last five years.
--------------------------------------------------------------------------------------------
MARIA M. ANDERSON                  Assistant Vice President, ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.       (October 2001 - Present).  Formerly, Manager of Fund
Scottsdale, Arizona 85258          Accounting and Fund Compliance, ING Investments, LLC
Date of Birth:  05/29/1958         (September 1999 - November 2001).
--------------------------------------------------------------------------------------------

NAME, ADDRESS AND             POSITIONS HELD WITH       TERM OF OFFICE AND LENGTH OF
       AGE                        THE COMPANY                     TIME SERVED
--------------------------------------------------------------------------------------------
HUEY P. FALGOUT, JR.          Assistant Secretary       September 2003 -- Present
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ  85258
Date of Birth:
11/15/1963
--------------------------------------------------------------------------------------------

NAME, ADDRESS AND
       AGE                         PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS (1)
--------------------------------------------------------------------------------------------
HUEY P. FALGOUT, JR.               Chief Counsel, ING U.S. Financial Services (November 2002
7337 E. Doubletree Ranch Rd.       - Present). Formerly, Associate General Counsel, AIG
Scottsdale, AZ  85258              American General (January 1999 - November 2002).
Date of Birth:
11/15/1963
--------------------------------------------------------------------------------------------

(1) The following documents the evolution of the name of each corporate entity referenced in the above biographies:

ING Investments, LLC (March 2002 - name changed from ING Pilgrim Investments,
  LLC)
ING Mutual Funds Management Co., LLC (April 2001 - merged into ING
  Pilgrim Investments, LLC)
ING Pilgrim Investments, Inc. (February 2001 -  merged into ING Pilgrim
   Investments, LLC)
ING Pilgrim Investments, LLC (February 2001 - formed)
ING Pilgrim Investments, Inc. (September 2000 - name changed from Pilgrim
  Investments, Inc.)
Pilgrim Advisors, Inc.** (April 2000 - merged into Pilgrim Investments, Inc.) Pilgrim Investments, Inc. (October 1998 - name changed from Pilgrim America
  Investments, Inc.)
Pilgrim America Investments, Inc. (April 1995 - name changed from Newco Advisory
  Corporation)
Newco Advisory Corporation (December 1994 - incorporated)

**Pilgrim Advisors, Inc. (November 1999 - name changed from Northstar Investment Management Corporation)

ING Funds Distributor, LLC.  (October 2002)
ING Funds Distributor, Inc. (October 2002 - merged into ING Funds Distributor,
  LLC)
ING Funds Distributor, LLC (October 2002 - formed) ING Pilgrim Securities, Inc.
  (September 2000 - name changed from Pilgrim Securities, Inc.)
Northstar Distributors Inc. (November 1999 - merged into Pilgrim Securities,
  Inc.)
Pilgrim Securities, Inc. (October 1998 - name changed from Pilgrim America
  Securities, Inc.)
Pilgrim America Securities, Inc. (April 1995 - name changed from Newco
  Distributors Corporation)
Newco Distributors Corporation (December 1994 - incorporated)

ING Advisors, Inc. (March 2002 - name changed from ING Pilgrim Advisors, Inc.) ING Pilgrim Advisors, Inc. (March 2001 - name changed from ING Lexington
  Management Corporation)
ING Lexington Management Corporation (October 2000 - name changed from Lexington
  Management Corporation)
Lexington Management Corporation (December 1996 - incorporated)

ING Funds Services, LLC (March 2002 - name changed from ING Pilgrim Group, LLC) ING Pilgrim Group, Inc. (February 2001 - merged into Pilgrim Group LLC)
ING Pilgrim Group, LLC (February 2001 - formed) ING Pilgrim Group, Inc.
  (September 2000 - name changed from Pilgrim Group, Inc.)
Lexington Global Asset Managers, Inc. (July 2000 - merged into Pilgrim Group,
  Inc.)
Northstar Administrators, Inc. (November 1999 - merged into Pilgrim Group, Inc.) Pilgrim Group, Inc. (October 1998 - name changed from Pilgrim American Group,
  Inc.)
Pilgrim America Group, Inc. (April 1995 - name changed from
Newco Holdings Management Corporation) Newco Holdings Management Corporation
  (December 1994 - incorporated)

ING Capital Corporation, LLC (March 2002 - name changed from ING Pilgrim Capital
  Corporation, LLC)
ING Pilgrim Capital Corporation (February 2001 - merged into ING Pilgrim Capital
  Corporation, LLC)
ING Pilgrim Capital Corporation, LLC (February 2001 - formed)
ING Pilgrim Capital Corporation (September 2000 - name changed from Pilgrim
  Capital Corporation)
Pilgrim Capital Corporation (February 2000 - name changed from Pilgrim Holdings
  Corporation)
Pilgrim Holdings Corporation (October 1999 - name changed from Northstar
  Holdings, Inc.)
Northstar Holdings, Inc. (October 1999 - merged into Pilgrim Capital
  Corporation)
Pilgrim Capital Corporation (June 1999 - name changed from Pilgrim America
  Capital Corporation)
Pilgrim Capital Corporation (June 1999 - merged into Pilgrim America Capital
  Corporation)
Pilgrim America Capital Corporation (April 1997 - incorporated)

ING Quantitative Management, Inc. (September 2002 - Dissolved)
ING Quantitative Management, Inc. (March 2002 - name changed from ING Pilgrim
  Quantitative Management, Inc.)
ING Pilgrim Quantitative Management, Inc. (March 2001 - name changed from Market
  Systems Research Advisors)
Market Systems Research Advisors, Inc. (November 1986 - incorporated)

BOARD OF DIRECTORS

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Directors are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

Committees

         The Board has an Audit Committee whose function is to meet with the independent auditors of the Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. O'Dell, and Mr. Obermeyer (collectively the "Independent Directors"). Ms. Norgaard currently serves as Chairman and Ms. Fighetti currently serves as Vice Chairman of the Committee. The Audit Committee held four (4) meetings during the fiscal year ended May 31, 2003.

         The Board has formed a Contract Committee whose function is to consider, evaluate and make recommendations to the full Board of Directors concerning contractual arrangements with service providers to the Funds and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any Fund or its shareholders. The Contract Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. Mr. Koch currently serves as Chairman and Dr. DePrince currently serves as Vice Chairman of the Committee. The Contract Committee held one (1) meeting during the fiscal year ended May 31, 2003.

         The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held four (4) meetings during the fiscal year ended May 31, 2003.

         The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee currently consists of Mr. Koch, Dr. DePrince, Ms. Fighetti, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held nine (9) meetings during the fiscal year ended May 31, 2003.

DIRECTOR OWNERSHIP OF SECURITIES

Set forth below is the dollar range of equity securities owned by each Director as of December 31, 2003.

                                                                                   AGGREGATE DOLLAR RANGE
                                                                                OF EQUITY SECURITIES IN ALL
                                                                 GLOBAL            REGISTERED INVESTMENT
                                                              SCIENCE AND          COMPANIES OVERSEEN BY
                                                EQUITY         TECHNOLOGY          DIRECTOR IN FAMILY OF
                 NAME OF DIRECTOR            INCOME FUND          FUND              INVESTMENT COMPANIES
-------------------------------------------  -----------   -----------------    ---------------------------
INDEPENDENT DIRECTORS
Albert E. DePrince, Jr.                          None             None               Over $100,000 (*)
Maria T. Fighetti                                None             None                      None
David L. Grove(1)                                None             None               Over $100,000 (*)
Sidney Koch                                      None             None                 $1 - $10,000
Edward T. O'Dell                                 None             None               Over $100,000(*)
     DIRECTORS WHO ARE "INTERESTED PERSONS"
Joseph E. Obermeyer                              None            None                  $1- $10,000
Corine T. Norgaard                               None            None                      None
J. Scott Fox                                     None      $10,001 - $50,000          Over $100,000
Thomas McInerney                                 None              None              $50,001 - $100,000

(*) Held in a deferred compensation account.

(1) David L.Grove resigned from the Board effective March 31, 2003.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

         Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership as of December 31, 2003 in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies).

                            NAME OF OWNERS
                           AND RELATIONSHIP                                  VALUE OF     PERCENTAGE OF
   NAME OF DIRECTOR          TO DIRECTOR      COMPANY    TITLE OF CLASS     SECURITIES        CLASS
-----------------------    ----------------   -------    --------------     ----------    -------------
Albert E. DePrince, Jr.          N/A            N/A            N/A              $0             N/A
Maria T. Fighetti                N/A            N/A            N/A              $0             N/A
David L. Grove(1)                N/A            N/A            N/A              $0             N/A
Sidney Koch                      N/A            N/A            N/A              $0             N/A
Corine T. Norgaard               N/A            N/A            N/A              $0             N/A
Edward T. O'Dell                 N/A            N/A            N/A              $0             N/A
Joseph Obermeyer                 N/A            N/A            N/A              $0             N/A

(1)   David L. Grove resigned from the Board effective March 31, 2003.

COMPENSATION OF DIRECTORS

         During the fiscal year of the Funds ended May 31, 2003, members of the Board who are also directors, officers or employees of ING and its affiliates were not entitled to any compensation from the Company. For the fiscal year of the Funds ended May 31, 2003, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

                               COMPENSATION TABLE

                                                                               PENSION OR
                                                                               RETIREMENT        TOTAL COMPENSATION FROM
                                                          AGGREGATE         BENEFITS ACCRUED       THE COMPANY AND FUND
                NAME OF PERSON                        COMPENSATION FROM     AS PART OF FUND          COMPLEX PAID TO
                   POSITION                              THE COMPANY            EXPENSES                DIRECTORS
-------------------------------------------           -----------------     ----------------     -----------------------
Albert E. DePrince, Jr.*                                   $22,272                N/A                    $126,500
Director

Maria T. Fighetti*                                         $24,225                N/A                    $137,500
Director, Former Chairman Audit Committee**
David L. Grove(1)                                          $19,183                N/A                    $108,889
Director

Sidney Koch                                                $23,226                N/A                    $132,000
Director, Chairman Contract Committee

Corine Norgaard                                            $22,842                N/A                    $129,750
Director, Chairman Audit Committee**

Joseph E. Obermeyer                                         $4,936                N/A                    $25,000
Director

Edward T. O'Dell*                                          $24,558                N/A                    $139,500
Director

(1)  David L. Grove resigned from the Board effective March 31, 2003.

     * During the fiscal year ended May 31, 2003, Ms. Fighetti, Mr. O'Dell, Dr. DePrince and Mr. Obermeyer deferred $27,000 $111,500 $65,250 and $7160, respectively, of their compensation from the Fund Complex. Prior to 1997, Dr. Grove participated in a deferred compensation plan (the "Original Plan") pursuant to which compensation he received as a director for certain subsidiaries of Aetna Inc. and subsequently received as a Director of one or more of the Funds was deferred. Under the terms of the Original Plan, any amounts owed to Dr. Grove were a liability of Aetna Inc. Upon the sale of certain subsidiaries of Aetna Inc. to ING, ING assumed the liability for these amounts. In connection with the termination of the Original Plans Dr. Grove received a payment on March 14, 2002 in the amount of $846,641.12.

    ** Ms. Norgaard replaced Ms. Fighetti as Chairperson of the Audit Committee as of April 1, 2003.

During the period June 1, 2003 through December 31, 2003 the Funds' members of the Board who are also directors, officers or employees of ING and its affiliates were not entitled to any compensation from the Company. For the period June 1, 2003 through December 31, 2003 the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

                               COMPENSATION TABLE

                                                                             PENSION OR
                                                                             RETIREMENT        TOTAL COMPENSATION FROM
                                                        AGGREGATE         BENEFITS ACCRUED       THE COMPANY AND FUND
                NAME OF PERSON                      COMPENSATION FROM     AS PART OF FUND          COMPLEX PAID TO
                   POSITION                            THE COMPANY            EXPENSES                DIRECTORS
-------------------------------------------         -----------------     ----------------     ------------------------
Albert E. DePrince, Jr.*                                $2,797.66               N/A                   $87,500.00
Director

Maria T. Fighetti*                                      $2,850.42               N/A                   $87,500.00
Director, Former Chairman Audit Committee**

David L. Grove(1)                                        $533.55                N/A                   $19,139.00
Director

Sidney Koch                                             $3,342.95               N/A                  $103,675.00
Director, Chairman Contract Committee

Corine Norgaard                                         $3,144.38               N/A                   $96,750.00
Director, Chairman Audit Committee**

Joseph E. Obermeyer                                     $2,596.85               N/A                   $78,900.00
Director

Edward T. O'Dell*                                       $2,427.42               N/A                   $76,400.00
Director

(1)   David L. Grove resigned from the Board effective March 31, 2003.

      * During the period June 1, 2003 through December 31, 2003, Ms. Fighetti, Mr. O'Dell, Dr. DePrince and Mr. Obermeyer deferred $19,500, $76,500, $47,625 and $17,800 respectively, of their compensation from the Fund Complex. Prior to 1997, Dr. Grove participated in a deferred compensation plan (the "Original Plan") pursuant to which compensation he received as a director for certain subsidiaries of Aetna Inc. and subsequently received as a Director of one or more of the Funds was deferred. Under the terms of the Original Plan, any amounts owed to Dr. Grove were a liability of Aetna Inc. Upon the sale of certain subsidiaries of Aetna Inc. to ING, ING assumed the liability for these amounts. In connection with the termination of the Original Plans Dr. Grove received a payment on March 14, 2002 in the amount of $846,641.12.

      **Ms. Norgarrd replaced Ms. Fighetti as Chairperson of the Audit Committee on April 1, 2003.

         The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

         As of February 2, 2004, Directors and officers as a group owned less than 1% of any class of each Fund's outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of any of the ING Funds addressed herein, except as set forth below. Unless otherwise indicated below, the Funds have no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of the company. A control person may be able to take actions regarding its Fund without the consent or approval of shareholders.

                                                                  CLASS AND RECORD        PERCENTAGE     PERCENTAGE
       NAME OF FUND               NAME AND ADDRESS                    OWNERSHIP            OF CLASS        OF FUND
----------------------    -------------------------------         ----------------        ----------     ----------
ING Equity Income Fund    ING NATIONAL TRUST
                          ATTN GORDON ELROD
                          151 FARMINGTON AVE
                          HARTFORD CT 06101-5900                       Class A              69.92%         15.69%

ING Equity Income Fund    NFSC FEBO # WS 1-036641
                          NFS/FMTC IRA
                          FBO KAREN A. KLAFEHN
                          1415 WHITNEY RD E
                          FAIRPORT NY 14450-9162                       Class B               6.08%          0.07%

ING Equity Income Fund    UBS FINANCIAL SERVICES INC.
                          FBO UBS-FINSVC CDN
                          FBO WALTER MEYERS
                          P.O. BOX 3321
                          WEEHAWKEN NJ 07086-8154                      Class C               7.25%          0.04%

ING Equity Income Fund    ING LIFE INSURANCE & ANNUITY CO
                          CENTRAL VALUATION UNIT
                          151 FARMINGTON AVE TN41
                          HARTFORD CT 06156-0001                       Class I               9.16%          6.94%

ING Equity Income Fund    ING NATIONAL TRUST
                          ATTN GORDON ELROD
                          151 FARMINGTON AVE
                          HARTFORD CT
                          06101-5900                                   Class I              15.49%         11.74%

ING Equity Income Fund    MAC & CO AEOF1956432
                          MELLON BANK NA
                          MUTUAL FUNDS DEPT
                          PO BOX 3198
                          PITTSBURGH PA 15230-3198                     Class I              68.92%         52.23%

                                                                  CLASS AND TYPE OF        PERCENTAGE    PERCENTAGE
NAME OF FUND                      NAME AND ADDRESS                    OWNERSHIP             OF CLASS       OF FUND
----------------------    -------------------------------         -----------------        ----------    ----------
ING Global Science and    ING LIFE INSURANCE & ANNUITY CO
Technology Fund           CENTRAL VALUATION UNIT
                          151 FARMINGTON AVE  TN41
                          HARTFORD CT 06156-0001                       Class A               7.08%          3.76%

ING Global Science and    ING NATIONAL TRUST
Technology Fund           AFS CENTRAL VALUATION UNIT
                          ATTN GORDON ELROD TN41
                          151 FARMINGTON AVE
                          HARTFORD CT 06156-0001                       Class A              39.85%         21.18%

ING Global Science and    ING NATIONAL TRUST
Technology Fund           AFS CENTRAL VALUATION UNIT
                          ATTN GORDON ELROD TN41
                          151 FARMINGTON AVE
                          HARTFORD CT 06156-0001                       Class I              93.49%         13.62%

                         INVESTMENT ADVISORY AGREEMENTS

         The investment adviser for the Funds is ING Investments, LLC ("Investment Adviser" or "ING Investments"), which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. The Investment Adviser, subject to the authority of the Directors of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation of certain responsibilities to another investment adviser, BlackRock Advisors, Inc. (BlackRock), as Sub-Adviser to ING Global Science and Technology Fund, and Wellington Management, as Sub-Adviser to ING Equity Income Fund (the "Sub-Advisers"). The Investment Adviser is a direct, wholly owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.

         On February 26, 2001, the name of the Investment Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Investment Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, ING Aeltus served as investment adviser to all the Funds.

         The Investment Adviser serves pursuant to an Investment Management Agreement between the Investment Adviser and the Funds. The Investment Management Agreement requires the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the Funds. Pursuant to sub-advisory agreements (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Investment Adviser has delegated certain management responsibilities ING Aeltus. The Investment Adviser oversees the investment management of BlackRock and Wellington Management for the Funds.

         The Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Funds and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreement.

         After an initial term through December 31, 2002, the Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

         In connection with each annual approval, the Board is provided with qualitative and quantitative information to assist it in evaluating whether to approve the continuance of the Agreements. In approving the Investment Management Agreement through December 31, 2004, the Board was advised by independent counsel, and considered a number of factors, including, but not limited to: (1) the short-term and long-term performance of each Fund in absolute terms and relative to objective benchmark indexes and other comparable mutual funds; (2) the nature and quality of the services provided by ING Investments; (3) the fees charged under the Investment Management Agreement for each Fund including a comparison to fees paid by other comparable mutual funds;
(4) the reasonableness of the compensation paid to ING Investments under the Investment Management Agreement; (5) the profitability to ING Investments and its affiliates; (6) the personnel, capabilities and operations and financial condition of ING Investments; and (7) the expense ratio of each Fund in absolute terms and relative to other comparable mutual funds. The Board also reviewed information provided by ING Investments relating to its compliance systems, disaster recovery plans and personal trading policies and internal monitoring procedures. In addition, the Board considered the total services provided by ING Funds Services, LLC, an affiliate of ING Investments, as the administrator for all the Funds as well as the fees the administrator receives for such services.

         In reviewing the terms of the Investment Management Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreement and Sub-Advisory Agreements, the Independent Directors were represented by independent legal counsel. Based upon its review, the Board has determined that the Investment Management Agreement and Sub-Advisory Agreements are in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of each Fund, including the unanimous vote of the Independent Directors, approved the Investment Management Agreement and Sub-Advisory Agreements.

         The Investment Management Agreement may be terminated without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

         As of December 31, 2003, the Investment Adviser had assets under management of over $36.6 billion.

         The Investment Adviser bears the expense of providing its services and pays the fees of BlackRock and Wellington Management. For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

                             INVESTMENT ADVISER FEES

            FUND          ADVISORY FEE                 ASSETS
            ----          ------------                 ------
Equity Income                0.700%             On first $250 million
                             0.650%              On next $250 million
                             0.625%              On next $250 million
                             0.600%             On next $1.25 billion
                             0.550%                Over $2 billion
Global Science and           1.050%             On first $500 million
Technology
                             1.025%              On next $500 million
                             1.000%                Over $1 billion

For the period June 1, 2002 through May 31, 2003, investment advisory fees paid to ING Investments were as follows:

                                 TOTAL INVESTMENT ADVISORY
              FUND                         FEES                 WAIVER              NET ADVISORY FEES PAID
              ----                         ----                 ------              ----------------------
Equity Income                           $1,705,896                $                       $1,705,896

Global Science and Technology            $160,156              $195,606                   $(35,450)

For the period March 1, 2002 through May 31, 2002, investment advisory fees paid to ING Investments were as follows:

                                      TOTAL INVESTMENT ADVISORY
              FUND                               FEES                   WAIVER            NET ADVISORY FEES PAID
              ----                               ----                   ------            ----------------------
Equity Income                                  $603,093                $     0                    $603,093
Global Science and Technology                  $ 39,562                $30,133                    $  9,429

Period November 1, 2001 through February 28, 2002

                                 TOTAL INVESTMENT ADVISORY
          FUND                             FEES                                   WAIVER          NET ADVISORY FEES PAID
          ----                             ----                                   ------          ----------------------
Equity Income                           $828,737                                 $     0                  $828,737
Global Science and Technology           $ 48,790                                 $41,830                  $  6,961

Year Ended October 31, 2001

                                 TOTAL INVESTMENT ADVISORY
          FUND                             FEES                                  WAIVER          NET ADVISORY FEES PAID
          ----                             ----                                  ------          ----------------------
Equity Income                           $3,075,068                              $      0                $3,075,068
Global Science and Technology           $  120,273                              $ 98,194                $   22,079

Year Ended October 31, 2000

                                 TOTAL INVESTMENT ADVISORY
          FUND                             FEES                                  WAIVER          NET ADVISORY FEES PAID
          ----                             ----                                  ------          ----------------------
Global Science and Technology*           $88,092                                $82,590                   $5,502

*Global Science and Technology Fund commenced operations on March 1, 2000.

                          EXPENSE LIMITATION AGREEMENT

         The Investment Adviser has entered into an expense limitation agreement with ING Global Science and Technology Fund, pursuant to which ING has agreed to waive or limit its fees. In connection with this agreement and certain U.S. tax requirements, ING will assume other expenses so that the total annual ordinary operating expenses of the Fund (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of the Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940
Act) of the Investment Adviser do not exceed the expense limitation shown on the following table:

                                                   CLASS A       CLASS B        CLASS C     CLASS I
                                                   -------       -------        -------     -------
Global Science and Technology Fund                  1.75%         2.50%          2.50%       1.50%

Global Science and Technology Fund may at a later date recoup ING for management fees waived and other expenses assumed by ING during the previous 36 months, but only if, after such reimbursement, the

Fund's expense ratio does not exceed the percentage described above. ING will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

The expense limitation agreement provides that these expense limitations shall continue until the date set forth in the table below. Thereafter, the agreement will automatically renew for a one-year term unless ING provides written notice of the termination of the agreement to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or it may be terminated by the Fund, without payment of any penalty, upon ninety (90) days prior written notice to ING.

                                                        TERMINATION DATE
                                                        ----------------
Global Science and Technology Fund                         May 31, 2005

                             SUB-ADVISORY AGREEMENTS

         The Investment Management Agreement for each Fund provides that the Investment Adviser, with the approval of the Fund's Board of Directors, may select and employ a Sub-Adviser for the Fund, and shall monitor the Sub-Adviser's investment programs and results, and coordinate the investment activities of the Sub-Adviser to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to BlackRock and Wellington Management, executive salaries and expenses of the Directors and officers of a Fund who are employees of the Investment Adviser or its affiliates and, office rent of a Fund. Each Sub-Adviser pays all of its expenses arising from the performance of its obligations under the relevant Sub-Advisory Agreements.

         Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Funds are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Funds who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

         The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors, on behalf of a Fund, or the shareholders of a Fund upon 60 days prior written notice. Otherwise, the Sub-Advisory Agreements after an initial term through December 31, 2005 continue in effect from year to year, subject to the annual approval of the Board, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund, who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

         Pursuant to a Sub-Advisory Agreement between the Investment Adviser and BlackRock Advisors, Inc. ("BlackRock"), BlackRock serves as Sub-Adviser to ING Global Science and Technology Fund. BlackRock has served as Sub-Adviser since January 2, 2004. Prior to January 2, 2004 AIC Asset Management, LLC (AIC) served as Sub-Adviser. In this capacity, BlackRock, subject to the supervision and control of the Investment Adviser and the Board, on behalf of the Fund, manages the Fund's investment portfolio consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-

Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. BlackRock's address is 100 Bellevue Parkway, Wilmington, Delaware 19809. Founded in 1994, BlackRock is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly-traded investment management firms in the U.S. As of December 31, 2003, BlackRock had assets under management of $309 billion.

         In reaching a decision to engage BlackRock as the Funds' sub-adviser, the Board, including a majority of the Independent Directors, compared the Fund's performance when managed by the former sub-adviser, AIC, with the performance of a portfolio managed by BlackRock that is comparable to the Fund under a new investment strategy. The Board also considered the performance of a peer group of other science and technology sector funds that are comparable to the Fund. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the Adviser's view of the reputation of BlackRock; (2) the nature and quality of the services to be provided by BlackRock; (3) the addition of an exclusivity provision in the Sub-Advisory Agreement; (4) the fairness of the compensation under the Sub-Advisory Agreement in light of the services to be provided; (5) BlackRock's track record in managing the risks and volatility inherent in the technology sector; (6) the qualifications of the personnel, portfolio management capabilities and investment methodologies; (7) BlackRock's operations, compliance program, policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures; (8) BlackRock's financial condition; (9) the costs for the services to be provided by BlackRock and the fact that these costs will be paid by the Adviser and not directly by the Fund;
(10) the consistency in investment style and portfolio turnover rates experienced over time by a portfolio managed by BlackRock in accordance with the new investment strategy; (11) the appropriateness of the selection of BlackRock and the employment of the new investment strategy in light of the Fund's investment objective and its current and prospective investor base; and (12) BlackRock's Code of Ethics and related procedures for complying therewith. The Board also considered the advisory fee to be retained by ING Investments for its oversight and monitoring services that will be provided to the Fund.

         Prior to approving the Sub-Advisory Agreement, the Independent Directors met in several executive sessions with their independent counsel to discuss and consider the Sub-Advisory Agreement, as well as BlackRock. As a part of this process, the Independent Directors reviewed materials provided by BlackRock and by ING Investments regarding BlackRock and its personnel, operations, financial condition, philosophy of management, performance, expectations and methods of operations as they would relate to the Fund. In addition, the Independent Directors reviewed and discussed the terms and provisions of the Sub-Advisory Agreement.

         During the course of its deliberations, the Board reached the following conclusions regarding BlackRock and the Sub-Advisory Agreement, among others:
(1) BlackRock is qualified to manage the Fund's assets in accordance with its investment objective and policies; (2) the new investment strategy is appropriate for pursuing the Fund's investment objective and is consistent with the interests of current and prospective investors in the Fund; (3) the new investment strategy would not materially affect the current risk profile of the Fund; (4) BlackRock is likely to execute the new investment strategy consistently over time; (5) BlackRock has sufficient financial resources available to it to fulfill its commitments to the Fund under the Sub-Advisory Agreement; (6) BlackRock is likely to diversify the Fund's portfolios in order to minimize volatility and risk; (7) The exclusivity provisions included in the Sub-Advisory Agreement with respect to the management of other mutual funds with similar investment objectives, policies and restrictions are likely to provide the Fund with the opportunity to realize asset growth during the exclusivity period; (8) BlackRock maintains appropriate compliance programs; (9) BlackRock is likely to manage the assets with a turnover rate that is relatively low for a technology sector; and (10) the compensation to be paid under the Sub-Advisory Agreement is fair in relation to the services to be provided by BlackRock.

         Pursuant to a Sub-Advisory Agreement between the Investment Adviser and Wellington Management, Wellington Management serves as Sub-Adviser to ING Equity Income Fund. Wellington Management began serving as Sub-Adviser on March 1, 2004. Prior to March 1, 2004, Aeltus Investment Management, Inc. served as Sub-Adviser. In this capacity, Wellington Management, subject to the supervision and control of the Investment Adviser and the Board, on behalf of the Fund, manages the Fund's investment portfolio consistently with the Fund's investment objective, and executes any of the

Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Founded in 1928, Wellington Management is one of America's oldest investment management firms. Wellignton Management is a limited liability partnership organized in Massachusetts and owned entirely by its 80 partners, all of whom are active in the business. Wellington Management's address is 75 State Street, Boston, Massachusetts 02109. As of December 31, 2003, Wellington Management had assets under management of $393 billion.

         In reaching a decision to engage Wellington Management as the Fund's sub-adviser, the Board, including a majority of the Independent Directors, discussed at length the performance of the Fund on one-, three- and five-year basis. The Board compared the Fund's performance with the Aeltus to the performance of accounts managed by Wellington Management that are comparable to the Fund under a new investment strategy. The Board also considered the performance of a peer group of other growth and income funds that are comparable to the Fund. The Board further considered the fact that Wellington Management currently employs the same investment strategy in managing other portfolios. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the Adviser's view of the reputation of Wellington Management; (2) the nature and quality of the services to be provided by Wellington Management; (3) the fairness of the compensation under the Sub-Advisory Agreement in light of the services to be provided; (4) the qualifications of the personnel, portfolio management capabilities, and investment methodologies; (5) its operations, compliance program, policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures; (6) its financial condition; (7) the costs for the services to be provided by Wellington Management and the fact that these costs will be paid by the Adviser and not directly by the Fund; (8) consistency in investment style and portfolio turnover rates experienced over time by other portfolios managed by Wellington Management in accordance with the new investment strategy; (9) the appropriateness of the selection of Wellington Management and the employment of the new investment strategy in light of the Fund's investment objective and its current and prospective investor base; and
(10) Wellington Management's Code of Ethics and related procedure for complying therewith. The Board also considered the advisory fee to be retained by ING Investments for its oversight and monitoring services that will be provided to the Fund.

         Prior to approving the Sub-Advisory Agreement, the Independent Directors met in several executive sessions with their independent counsel to discuss and consider the Sub-Advisory Agreement, as well as the Proposed Sub-Adviser. As part of this process, the Independent Directors reviewed materials provided by Wellington Management and by ING Investments regarding Wellington Management and its personnel, operations, financial condition, philosophy of management, performance, expectations and methods of operations as they would relate to the Fund. In addition, the Independent Directors reviewed and discussed the terms and provisions of the Sub-Advisory Agreement.

         During the course of its deliberations, the Board reached the following conclusions regarding Wellington Management and the Sub-Advisory Agreement, among others: (1) Wellington Management is qualified to manage the Fund's assets in accordance with its investment objective and policies; (2) Wellington Management maintains appropriate compliance programs; (3) the new investment strategy is appropriate for pursuing the Fund's investment objective and consistent with the interests of current and prospective investors in the Fund;
(4) Wellington Management is likely to execute the new investment strategy consistently over time; and (5) the compensation to be paid under the Sub-Advisory Agreement is fair in relation to the services to be provided by Wellington Management.

         In reviewing the terms of the Investment Management Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreement and Sub-Advisory Agreements, the Independent Directors were represented by independent legal counsel. Based upon its review, the Board has determined that the Investment Management Agreement and Sub-Advisory Agreements are in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of each Fund, including the unanimous vote of the Independent Directors, approved the Investment Management Agreement and Sub-Advisory Agreements.

         The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors, on behalf of a Fund, or the shareholders of a Fund upon 60 days prior written notice.

         As compensation to BlackRock and Wellington Management for their services, the Investment Adviser pays BlackRock and Wellington Management a monthly fee in arrears equal to the following as a percentage of the respective Fund's average daily net assets managed during the month:

FUND                            SUB-ADVISORY FEE *                     ASSETS
----                            ------------------                     ------
Equity Income                Effective March 1, 2004
                                      0.40%                     On first $100 million
                                      0.30%                       Over $100 million

Global Science and        January 2, 2004 through March
Technology                           31, 2004
                                      0.35%
                             Effective April 1, 2004
                                     0.50%**                    On first $200 million
                                     0.45%**                    On next $300 million
                                     0.40%**                      Over $500 million

* As a percentage of average daily net assets.

**For purposes of calculating fees under this Agreement, the assets of the series shall be aggregated with the assets of ING VP Global Science and Technology Portfolio, a series of ING Variable Portfolios, Inc., a registered investment company that is not a party to this Agreement. The aggregated assets will be applied to the above schedule and the resulting fee shall be prorated back to these two series and their respective Investment Sub-Adviser based on relative net assets.

         Prior to March 1, 2004, ING Equity Income Fund paid Aeltus a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month: 0.315% on the first $250 million, 0.293% on the next $250 million, 0.281% on the next $250 million and 0.248% over $2 billion.

         For the period April 26, 2003 to January 2, 2004, Global Science and Technology Fund paid AIC a monthly fee in arrears equal to 0.35% as a percentage of the Fund's average daily net assets. Prior to April 26, 2003, ING Global Science and Technology Fund paid AIC a monthly fee in arrears equal to 0.50% as a percentage of the Fund's average daily net assets.

         For the period June 1, 2003 through May 31, 2003, ING paid ING Aeltus, in its capacity of Sub-Adviser, sub-advisory fees as follows:

FUND                                       SUB-ADVISORY FEES
----                                       -----------------
Equity Income                                   $767,653

         For the period March 1, 2002 through May 31, 2002, ING paid ING Aeltus, in its capacity of Sub-Adviser, sub-advisory fees as follows:

FUND                                       SUB-ADVISORY FEES
----                                       -----------------
Equity Income                                   $271,392

         For the year ended October 31, 2001 and for the period March 1, 2000 to October 31, 2000, ING Aeltus, as the former investment adviser to the Global Science and Technology Fund, paid AIC Asset

Management LLC (AIC) sub-advisory fees of $57,445 and $41,718, respectively for its services to the Fund. For the fiscal period ended May 31, 2002, ING Aeltus paid AIC (formerly Elijah Asset Management LLC) sub-advisory fees of $42,073 for its services to ING Global Science and Technology Fund. For the fiscal period ended May 31, 2003, ING paid AIC sub-advisory fees of $69,161 for its services to ING Global Science and Technology Fund.

                        ADMINISTRATIVE SERVICES AGREEMENT

         ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for the Funds pursuant to Administrative Services Agreements. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Adviser under the Investment Management Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Investment Adviser.

         Prior to April 1, 2002, ING Aeltus provided administrative services to the Funds pursuant to administrative agreements. The services provided by ING Aeltus included: (1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the SEC and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) calculating NAV;
(6) the preparation of certain shareholder communications; (7) supervision of the custodians and transfer agent; and (8) reporting to the Board.

         For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.08% of the Fund's average daily net assets. Administrative fees paid by the Funds are as follows:

For the period June 1, 2002 through May 31, 2003:

                                          TOTAL ADMINISTRATIVE            ADMINISTRATOR             NET ADMINISTRATIVE SERVICES
           FUND NAME                          SERVICES FEE                   WAIVER                          FEES PAID
           ---------                          ------------                   ------                          ---------
Equity Income                                   $195,390                       $0                            $195,390
Global Science and Technology                   $ 12,203                       $0                            $ 12,203

For the period November 1, 2002 through May 31, 2002:

                                          TOTAL ADMINISTRATIVE            ADMINISTRATOR             NET ADMINISTRATIVE SERVICES
           FUND NAME                          SERVICES FEE                   WAIVER                          FEES PAID
           ---------                          ------------                   ------                          ---------
Equity Income                                   $203,085                       $0                            $203,085
Global Science and Technology                   $  8,163                       $0                            $  8,163

For the fiscal years ended October 31, 2001, 2000 and 1999, administrative services fees paid to ING Aeltus (in its capacity as the former administrator to the Funds ) were as follows:

Year Ended October 31, 2001

                                          TOTAL ADMINISTRATIVE            ADMINISTRATOR             NET ADMINISTRATIVE SERVICES
           FUND NAME                          SERVICES FEE                   WAIVER                          FEES PAID
           ---------                          ------------                   ------                          ---------
Equity Income                                   $453,857                       $0                            $ 453,857
Global Science and Technology                   $ 11,455                       $0                            $  11,455

Year Ended October 31, 2000

                                             TOTAL
                                         ADMINISTRATIVE         ADMINISTRATOR     NET ADMINISTRATIVE SERVICES
                 FUND NAME                SERVICES FEE              WAIVER                  FEES PAID
                 ---------                ------------              ------                  ---------
Equity Income                               $614,699                 $0                     $614,699
Global Science and Technology*              $  8,390                 $0                     $  8,390

Year Ended October 31, 1999

                           TOTAL ADMINISTRATIVE       ADMINISTRATOR     NET ADMINISTRATIVE SERVICES
   FUND NAME                   SERVICES FEE              WAIVER                  FEES PAID
   ---------                   ------------              ------                  ---------
Equity Income                   $660,028                  $0                     $660,028

*Global Science and Technology Fund commenced operations on March 1, 2000.

                                    CUSTODIAN

         As of June 1, 2003, Bank of New York, One Wall Street, New York, New York, serves as custodian of the Funds. The custodian does not participate in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                 TRANSFER AGENT

         DST Systems, Inc, 330 West 9th Street, Kansas City, Missouri 64105-1514 serves as the transfer agent dividend-paying agent to the Funds.

                                  LEGAL COUNSEL

         Legal matters for the Company are passed upon by Goodwin Procter, LLP, Exchange Place, 53 State Street, Boston, MA, 02109.

                              INDEPENDENT AUDITORS

         KPMG LLP serves as the independent auditors for the Funds. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings. KPMG LLP is located at 99 High Street, Boston Massachusetts 02110. Prior to April 1, 2003, the Funds were audited by other independent accountants.

                              PRINCIPAL UNDERWRITER

         Shares of the Funds are distributed by ING Funds Distributor, LLC ("ING Funds Distributor" or the "Distributor") pursuant to an Underwriting Agreement between the Fund and the Distributor. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Funds and the Distributor have agreed to indemnify each other against certain liabilities. The Underwriting Agreement will remain in effect for two years from its inception date and from year to year thereafter only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. See the Prospectuses for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor is not an expense of the Funds and has no effect on the net asset value of the Funds. ING Funds Distributor, LLC, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is a Delaware corporation and is an indirect wholly owned subsidiary of ING Groep N.V. and an affiliate of ING. Prior to January 1, 2002, Aeltus Capital, Inc. ("ACI"), 10 State House Square, Hartford, Connecticut 06103-3602, was the distributor for the Funds.

For the period June 1, 2002, through May 31, 2003, fees were paid to ING Funds Distributor, LLC as follows:

         FUND NAME                                       TOTAL UNDERWRITING FEES
         ---------                                       -----------------------
Equity Income                                                   $140,949
Global Science and Technology                                   $ 56,584

For the period January 1, 2002 through May 31, 2002, fees were paid to ING Funds Distributor as follows:

         FUND NAME                                       TOTAL UNDERWRITING FEES
         ---------                                       -----------------------
Equity Income                                                    $73,596
Global Science and Technology                                    $21,303

For the period November 1, 2001 through December 31, 2001 and the years ended October 31, 2001 and 2000 Shareholder Services and Distribution fees were paid to ACI (principal underwriter for the Funds prior to January 1, 2002) as follows:

November 1, 2001 through December 31, 2001

         FUND NAME                                       TOTAL UNDERWRITING FEES
         ---------                                       -----------------------
Equity Income                                                    $30,991
Global Science and Technology                                    $ 8,039

Year Ended October 31, 2001

         FUND NAME                                       TOTAL UNDERWRITING FEES
         ---------                                       -----------------------
Equity Income                                                    $219,170
Global Science and Technology                                    $ 50,267

Year Ended October 31, 2000

         FUND NAME                                       TOTAL UNDERWRITING FEES
         ---------                                       -----------------------
Equity Income                                                    $243,774
Global Science and Technology*                                   $ 39,961

*Global Science and Technology Fund commenced operations on March 1, 2000.

               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

         Fund shares are distributed by ING Funds Distributor, LLC (the "Distributor"). With respect to Class A shares of the Funds, the Distributor is paid an annual fee at the rate of 0.25% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution and Shareholder Services Plan"). With respect to Class B shares of the Funds, the Distributor is paid an annual fee at the rate of 1.00% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan. With respect to Class C shares of the Funds, the Distributor is paid an annual fee at the rate of 1.00%) of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan. With respect to Class R shares of the Funds, the Distributor is paid an annual fee at the rate of 0.50% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan. The Funds do not have a distribution plan for Class I shares.

         The fee for a specific class may be used to pay securities dealers (which may include the principal underwriter itself) and other financial institutions and organizations for servicing shareholder accounts. To the extent not used for servicing shareholder accounts, the fee may be paid to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons to obtain various distribution and/or administrative services for the Funds; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The fee for Class B shares may also be used to pay the financing cost of accruing certain unreimbursed expenses. The Distributor may re-allow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.

         The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under each Distribution and Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

         The Distribution and Shareholder Services Plans continue from year to year from their inception dates, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution and Shareholder Services Plans may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval. All amendments to the Distribution and Shareholder Services Plans must be approved by the Board in the manner described above for annual renewals. The Distribution and Shareholder Services Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution and Shareholder Services Plans. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plans. No other interested person of the Funds has a financial interest in the Plans.

         In approving the Distribution and Shareholder Services Plans, the Board considered all the features of the distribution system, including (1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, (2) the services provided to the Funds and its shareholders by the Distributor, and (3) the Distributor's shareholder distribution-related expenses and costs.

         The Investment Adviser, Sub-Adviser or their affiliates may make payments to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) and the selling broker-dealer.

         Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the following Funds paid to ING Funds Distributor, LLC for the year ended May 30, 2003 were as follows:

    DISTRIBUTION EXPENSES                    CLASS A       CLASS B       CLASS C
    ---------------------                    -------       -------       -------
Equity Income
Advertising                                 $    364      $     26      $     27
Printing                                    $  6,911      $    486      $    517
Salaries & Commissions                      $ 57,700      $  4,059      $  4,320
Broker Servicing                            $142,214      $ 10,004      $ 10,647
Miscellaneous                               $ 23,702      $  1,667      $  1,774

Total                                       $230,891      $ 16,242      $ 17,285

Global Science and Technology
Advertising                                 $    272      $     44      $     36
Printing                                    $  5,176      $    835      $    692
Salaries & Commissions                      $ 41,562      $  6,704      $  5,559
Broker Servicing                            $ 44,993      $  7,258      $  6,018
Miscellaneous                               $ 12,272      $  2,786      $  2,310
Total                                       $109,275      $ 17,627      $ 14,615

January 1, 2002 to May 31, 2002:

     DISTRIBUTION EXPENSES                   CLASS A       CLASS B       CLASS C
     ---------------------                   -------       -------       -------
Equity Income
Advertising                                 $    304      $      3      $      9
Printing                                    $  5,782      $     56      $    167
Salaries & Commissions                      $ 52,198      $    504      $  1,507
Broker Servicing                            $ 82,743      $    799      $  2,389
Miscellaneous                               $ 24,093      $    233      $    696
Total                                       $165,120      $  1,595      $  4,768

Global Science and Technology
Advertising                                 $    128      $     15      $     13
Printing                                    $  2,433      $    280      $    256
Salaries & Commissions                      $ 22,656      $  2,608      $  2,386
Broker Servicing                            $ 20,206      $  2,326      $  2,128
Miscellaneous                               $ 10,643      $  1,225      $  1,121
Total                                       $ 56,066      $  6,454      $  5,904

         For the two month period of November 2001 to December 2001, approximately $0, $0, $542,330, $1,014,260, and $6,485 of the Company's total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.

         For the year ended October 31, 2001, approximately $236,623, $95,752, $3,295,967, $5,591,963 and $216,255 of the Company's total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.

Other Payments to Securities Dealers

         Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge. The following table applies to the Domestic equity Funds:

                                                AMOUNT OF SALES CHARGE TYPICALLY ARE ALLOWED TO DEALERS AS A
    WHEN YOU INVEST THIS AMOUNT:                                 PERCENTAGE OF OFFERING PRICE:
    ----------------------------                                 -----------------------------
Under $50,000                                                              4.25%
$50,000 or more but under $100,000                                         4.00%
$100,000 or more but under $250,000                                        3.00%
$250,000 or more but under $500,000                                        2.25%
$500,000 or more but under $1,000,000                                      1.75%

Securities dealers that sell Class A shares (other than shares of the Index Plus Funds) in amounts of $1 million or more may be entitled to receive the following commissions:

                                                            COMMISSION
                                                            ----------
-   on sales of $1 million to $2,499,999                       1.00%
-   on sales of $2.5 million to $4,999,999                     0.50%
-   on sales of $5 million or greater                          0.25%

Securities dealers that sell Class A shares of the Index Plus Funds in amounts of $1 million or more may be entitled to receive the following commissions:

                                                            COMMISSION
                                                            ----------
-   on sales of $1 million to $3 million                       0.50%
-   on sales of $3 million or greater                          0.25%

         For sales of Class B shares, your securities dealer is paid an up-front commission equal to four percent (4%) of the amount sold. Beginning in the thirteenth month after the sale is made, ING Funds Distributor uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.

         The Distributor or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer(s).

         In addition, ING may make payments of up to 0.05% of a Fund's average daily net assets to national broker-dealers who, as a result of an acquisition of a member of the Company's selling group, agree to allow Fund shares to be made available to their clients in a proprietary wrap account program, provided such accounts are networked accounts.

         The Distributor or its affiliates may, from time to time, also make payments to clearing firms that offer networking services, which make the Funds available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

         The Distributor has agreed to reimburse Financial Network Investment Corporation, an affiliate of the Distributor, for trading costs incurred in connection with trades through the Pershing brokerage clearing system.

         The Distributor may make, or cause to be made, payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Funds. These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts. The Distributor may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.

         The value of a shareholder's investment will be unaffected by these payments.

For the period June 1, 2002 to May 30, 2003, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                  CLASS A SALES     CLASS A SALES
                                  CHARGES BEFORE    CHARGES AFTER        CLASS B
                                    DEALER RE-       DEALER RE-      DEFERRED SALES     CLASS C DEFERRED
FUND                                ALLOWANCE         ALLOWANCE          CHARGES          SALES CHARGES
Equity Income                         $9,399           $1,226              $0                  $91
Global Science and Technology         $8,433           $1,100              $0                  $21

For the period November 1, 2001 to May 31, 2002, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                  CLASS A SALES      CLASS A SALES
                                  CHARGES BEFORE     CHARGES AFTER         CLASS B
                                    DEALER RE-        DEALER RE-       DEFERRED SALES     CLASS C DEFERRED
FUND                                ALLOWANCE          ALLOWANCE           CHARGES          SALES CHARGES
Equity Income                         $4,279             $558              $1,727               $106
Global Science and Technology         $2,998             $391              $  352               $250

For the year ended October 31, 2001, ACI received net commissions from the sales of Class A shares and contingent deferred sales charges from redemptions of Class C shares as follows.

FUND                                    NET COMMISSIONS
----                                    ---------------
Equity  Income                               $4,676
Global Science and Technology                $4,132

                        PURCHASE AND REDEMPTION OF SHARES

         Class I shares of the Company are purchased and redeemed at the applicable net asset value (NAV) next determined after a purchase or redemption order is received, as described in the Prospectus. Class B and Class C shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class B and Class C shares are redeemed at the applicable NAV next determined less any applicable contingent deferred sales charge (CDSC) after a redemption request is received, as described in the Prospectus. Class A shares of the Company are purchased at the applicable NAV next determined after a purchase order is received less any applicable front-end sales charge and redeemed at the applicable NAV next determined adjusted for any applicable CDSC after a redemption request is received, as described in the Prospectus.

         Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or
(ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of a Fund.

         If you invest in a Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

         Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

         A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

         Purchases and exchanges should be made for investment purposes only. The Funds reserve the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

         The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds define a "market timer" as an individual, or entity acting on behalf of one or more individuals, if (i) the individual or entity makes three or more exchange requests out of any Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to -1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

Front-end Sales Charge Waivers

Front-end sales charges will not apply if you are buying Class A shares with proceeds from the following sources:

     1.   Redemptions from any ING -advised Fund if you:

          -    Originally paid a front-end sales charge on the shares and

          -    Reinvest the money within 90 days of the redemption date.

     2.   Redemptions from other mutual funds if you:

          -    Originally paid a front-end sales charge on the shares and

          -    Reinvest the money within 90 days of the redemption date.

The Fund's front-end sales charges will also not apply to Class A purchases by:

     1. Employees of ING Groep N.V. and its affiliates (including retired employees and members of employees' and retired employees' immediate families and board members and their immediate families), NASD registered representatives of ING Funds Distributor, LLC or any affiliated broker-dealer (including members of their immediate families) purchasing shares for their own accounts, and members of the Board (including their immediate families).

     2. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in any Fund or through an unregistered separate account sponsored by ING Life and Annuity Company ("ILIAC") or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ILIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.

     3. Certain trust companies and bank trust departments investing on behalf of their clients.

     4. Certain retirement plans that are sponsored by an employer and have plan assets of $500,000 or more.

     5. Broker-dealers, registered investment advisers and financial planners that have entered into a selling agreement with ING Funds Distributor, LLC (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) on behalf of clients participating in advisory fee programs.

     6. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with ING Funds Distributor, LLC (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) and their immediate family members, as allowed by the internal policies of their employer.

     7.   Registered investment companies.

     8.   Insurance companies (including separate accounts).

     9. Shareholders of the Adviser Class at the time such shares were redesignated as Class A shares.

     10.  Certain executive deferred compensation plans.

Contingent Deferred Sales Charge

Certain Class A shares, all Class B shares and all Class C shares are subject to a CDSC, as described in the Prospectus. For shareholders opening accounts on or after March 1, 2002, there is no CDSC imposed on:

     - redemptions of shares purchased through reinvestment of dividends or capital gains distributions; and

          - shares purchased more than one year (in the case of Class A and Class C shares), or six years (in the case of Class B shares) prior to the redemption

CDSC Waivers

The CDSC will be waived for:

     -    exchanges to other Funds of the same class;

     - redemptions following the death or disability of the shareholder or beneficial owner;

     - redemptions related to distributions from retirement plans or accounts under Code Section 403(b) after you attain age 70-1/2;

     -    tax-free returns of excess contributions from employee benefit plans;

     - distributions from employee benefit plans, including those due to plan termination or plan transfer; and

     - redemptions made in connection with the Automatic Cash Withdrawal Plan (see Shareholder Services and Other Features), provided that such redemptions:

     - are limited annually to no more than 12% of the original account value;

     -    are made in equal monthly amounts, not to exceed 1% per month; and

     - the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $10,000.

Letter of Intent

         You may qualify for a reduced sales charge when you buy Class A shares as described in the prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in more than one Fund and will be effective only after notification to ACI that the investment qualifies for a discount. Your holdings in the Funds acquired within 90 days of the day the Letter of Intent is filed, will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in an equivalent amount.

         Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

         If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

Right of Accumulation/Cumulative Quantity Discount

         A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares of the Funds already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares, as well as those Class A shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares of the Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares of the Funds to determine the front-end sales charge that applies.

         To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of the Board, BlackRock, in the case of ING Global Science and Technology Fund or Wellington Management, in the case of ING Equity Income Fund has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions on those trades. It is BlackRock's and Wellington Management's policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. BlackRock, in the case of ING Global Science and Technology Fund and Wellington Management, in the case of ING Equity Income Fund may also consider the sale of shares of the Funds and of other investment companies advised by ING Aeltus as a factor in the selection of brokerage firms to execute the Funds' portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to BlackRock's or Wellington Management's duty to obtain best execution.

         BlackRock in the case of ING Global Science and Technology Fund or Wellington Management, in the case of ING Equity Income Fund receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. BlackRock and Wellington Management consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of the Sub-Adviser, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Sub-Adviser in servicing all of its accounts; not all such services will be used by the Sub-Adviser to benefit the Funds.

         Consistent with federal law, the Sub-Advisers may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of a Sub-Adviser as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect BlackRock's or Wellington Management' opinion as to which services and which means of payment are in the long-term best interests of the Funds.

         Each Sub-Adviser may buy or sell the same security at or about the same time for a Fund and another advisory client of BlackRock or Wellington Management, including clients in which affiliates of the Sub-Adviser have an interest. The Sub-Adviser normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of a Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows:

For the period June 1, 2002 through May 30, 2003:

            FUND                              COMMISSION
            ----                              ----------
Equity Income                                 $1,956,172
Global Science and Technology                 $   59,897

For the period November 1, 2001 through May 31, 2002:

            FUND                              COMMISSION
            ----                              ----------
Equity Income                                 $1,190,879
Global Science and Technology                 $   38,378

For the following fiscal years:

          FUND NAME                    FOR YEAR ENDED     FOR YEAR ENDED     FOR YEAR ENDED
          ---------                    --------------     --------------     --------------
                                      OCTOBER 31, 2001   OCTOBER 31, 2000   OCTOBER 31, 1999
                                      ----------------   ----------------   ----------------
Equity Income                            $1,727,256         $2,620,251         $1,575,747
Global Science and Technology*           $   31,542         $   24,168                N/A

*Global Science and Technology Fund commenced operations on March 1, 2000.

For the period November 1, 2001 to May 31, 2002, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

            FUND                              COMMISSION
            ----                              ----------
Equity Income                                  $144,205
Global Science and Technology                  $  2,352

For the fiscal year ended October 31, 2001:

            FUND                                       COMMISSIONS PAID ON TOTAL TRANSACTIONS
            -----                                      --------------------------------------
Equity Income                                                         $178,232
Global Science and Technology                                         $  7,199

         The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

                                 CODE OF ETHICS

         The Funds, the Investment Adviser and ING Funds Distributor, LLC have adopted a Code of Ethics (in compliance with Rule 17j-1 under the 1940 Act) governing personal trading activities of all Directors and officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Funds' Compliance Officer or her designee and to report all transactions on a regular basis. BlackRock and Wellington Management, the Sub-Advisers to the Funds, have each adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

                             PROXY VOTING PROCEDURES

         The Board of Directors of the Fund (the "Board") has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund's portfolio securities. The procedures and guidelines delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser's proxy voting procedures which require the Adviser to vote proxies in accordance with the Fund's proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Fund, including the procedures of the Adviser, is attached hereto as Appendix A. Beginning on or about August 31, 2004, and no later than August 31st annually thereafter, information regarding how the Fund votes proxies relating to portfolio securities for the one year period ending June 30th will be made available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database ( www.sec.gov).

                              SHAREHOLDER ACCOUNTS

Services Systematic Investment

         The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly

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

Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

Shareholder Information

         The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

         Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Automatic Cash Withdrawal Plan

         A CDSC may be applied to withdrawals made under this plan. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

Cross Investing

         Dividend Investing You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

         Systematic Exchange You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

         Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-992-0180.

Signature Guarantee

         A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

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

         A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

         The NAV per share of each class is computed by dividing each class' pro-rata share of a Fund's net assets less any liabilities specifically attributable to that class by the total number of shares outstanding for that class. The Fund's net assets include, among other things, the market value of any securities held by the Fund, any dividends or interest accrued but not collected, other assets adjusted by certain liabilities incurred for the benefit of the Fund, such as payables for securities purchased and certain accrued expenses.

         Securities of the Funds are generally valued by independent pricing services, which have been approved by the Board. The values for equity securities traded on registered securities exchanges (except as otherwise noted below) are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price. Readily marketable securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market are valued at the mean of the current bid and asked prices as reported by independent pricing sources. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Securities for which prices are not obtained from a pricing service are valued based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

         Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of foreign securities used in computing the NAV of the shares of a Fund are determined as of the earlier of such market close or the closing time of the NYSE. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the NYSE, or when the foreign market on which such securities trade is closed but the NYSE is open, which will not be reflected in the computation of NAV. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

                               TAX CONSIDERATIONS

         The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Code, Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

         Each Fund intends to qualify as a regulated investment company under the Code. To so qualify and to be taxed as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

         The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income, which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

         The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains, which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

         If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

         Distributions

         Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital

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

losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

         Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

         Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         Original Issue Discount

         Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

         Foreign Currency Transactions

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

         Passive Foreign Investment Companies

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

         A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

         A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

         Foreign Withholding Taxes

         Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays

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generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

         Options and Hedging Transactions

         The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

         Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

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         Short Sales Against the Box

If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

         Other Investment Companies

         It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

         Sale or Other Disposition of Shares

         Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

         In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

         Backup Withholding

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         Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

         Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

         Other Taxes

         Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                         CALCULATION OF PERFORMANCE DATA

Average Annual Total Return

         Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                               P (1 + T)(n) = ERV

Where:       P       =  a hypothetical initial payment of $1,000,

             T       =  the average annual total return,

             n       =  the number of years, and

             ERV     =  the ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the period.

         These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes On Distributions) Quotation

         Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                              P (1 + T)(n) = ATV(D)

Where:     P        =   a hypothetical initial payment of $1,000,

           T        =   the average annual total return (after taxes on
                        distributions),

           n        =   the number of years, and

           ATV(D)   =   ending value of a hypothetical $1,000 payment made at
                        the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemptions.

         All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

         Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                             P (1 + T)(n) = ATV(DR)

Where:     P         =  a hypothetical initial payment of $1,000,

           T         =  the average annual total return (after taxes on
                        distributions),

           n         =  the number of years, and

           ATV(DR)   =  ending value of a hypothetical $1,000 payment made at
                        the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions and redemption.

         All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

30-Day Yield for Certain Funds

Quotations of yield for the other Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                      a-b
                            Yield= 2[----- +1)(6)-1]
                                      cd

Where:      a    =  dividends and interest earned during the period,

            b    =  expenses accrued for the period (net of reimbursements),

            c    =  the average daily number of shares outstanding during the period that were entitled to receive dividends, and

            d    =  the maximum offering price per share on the last day of the period.

         Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

For purposes of this calculation, it is assumed that each month contains 30 days.

         Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

Dividend Yield

         A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

         Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

         Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

         In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, and Class I Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

         In February 1998, the Funds redesignated Adviser Class shares as Class A shares. In March 1999, the Funds introduced Class B shares. CDSC of 5.00% applies for all Class B shares redeemed in the first year, declining to 1.00% on Class B shares redeemed in the sixth year. No CDSC is charged thereafter. The Class B returns without CDSC are net of Fund expenses only, and do not deduct a CDSC. In June 1998, the Funds introduced Class C shares. CDSC applies for all Class C shares redeemed prior to the end of the first eighteen months of ownership. The 1-year Class C returns without CDSC are net of Fund expenses only, and do not deduct a CDSC.

         The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended November 30, 2003, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to the latest fiscal year end, is as follows:

Total Return Quotations as of November 30, 2003:

CLASS I

         FUND NAME                1 YEAR          5 YEARS           10 YEARS         SINCE INCEPTION       INCEPTION DATE*
         ---------                ------          -------           --------         ---------------       ---------------
Equity Income                     -13.37           -6.24              6.23               ------               01/03/1992
Global Science and Technology     -19.53           ------            ------              -30.33               03/01/2000

CLASS A (assuming payment of the front-end sales load):

               FUND NAME                         1 YEAR              5 YEARS             SINCE INCEPTION           INCEPTION DATE*
               ---------                         ------              -------             ---------------           ---------------
EQUITY INCOME
Class A                                          -18.58               -7.57                   5.48                    01/03/1992
Class A (after taxes on distributions)           -18.76               -9.45                   2.77

Class A (after taxes on distributions and        -12.10               -6.74                    3.69
sale of Fund shares)

GLOBAL SCIENCE ANDTECHNOLOGY
Class A                                          -24.20              --------                -31.72                   03/01/2000
Class A (after taxes on distributions)           -24.20              --------                -31.72
Class A (after taxes on distributions and        -15.73              --------                -24.80
sale of Fund shares)

CLASS B (assuming payment of the CDSC):

          FUND NAME                                            1 YEAR            SINCE INCEPTION                INCEPTION DATE*
          ---------                                            ------            ---------------                ---------------
Equity Income                                                  -18.55                  -9.45                       01/03/1992
Global Science and Technology                                  -24.00                 -31.60                       03/01/2000

CLASS C (assuming payment of the CDSC)

          FUND NAME                                            1 YEAR            SINCE INCEPTION                INCEPTION DATE*
          ---------                                            ------            ---------------                ---------------
Equity Income                                                  -15.07                  -7.71                       01/03/1992
Global Science and Technology                                  -21.80                 -31.17                       03/01/2000

*The inception dates above represent the commencement of investment operations, which may not coincide with the effective date of the post-effective amendment to the registration statement through which the Funds were added.

                              FINANCIAL STATEMENTS

         The Financial Statements and the independent auditors' reports, thereon, appearing in the Company's Annual Report for the year ended May 31, 2003 and Semi-Annual Report for the period ended November 30, 2003 are incorporated by reference into this SAI. The company's Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-992-0180.

                                   APPENDIX A

                                    ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES
                          Effective as of July 29, 2003
                          As amended September 24, 2003

I.       INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by each of the Funds' Boards of Trustees/Directors1 (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors2 of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.      DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the "Adviser") the authority and responsibility to vote all proxies with respect to all portfolio securities of each Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

III.     APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 3. The Board hereby approves such procedures.

Any material changes to the Adviser's proxy voting procedures must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.      VOTING PROCEDURES AND GUIDELINES

------------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

The Guidelines that are set forth in Exhibit 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser's proxy procedures.

     A.  Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

     B.  Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

                  1.  Votes in Accordance with Agent Recommendation

                  In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

                  2.  Non-Votes

                  The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

                   3. Votes Contrary to Procedures and Guidelines, or Agent
                      Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

                  If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will request that each member of the Proxy Group and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined the Adviser's proxy voting procedures), in substantially the form attached hereto as Exhibit 2.

         If Counsel determines that a conflict of interest appears to exist with respect to any of member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as directed by the Guidelines, or in accordance with the recommendation of the Agent, where applicable. Cases in which any member of the Proxy Group or an Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist.

         If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

V.       CONFLICTS OF INTEREST

         In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote in accordance with the Guidelines, or the Agent's recommendation, where applicable, so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which the Adviser or certain other related parties may be deemed to have a conflict of interest.

VI.      REPORTING AND RECORD RETENTION

         A.       Reporting by the Funds

                  Beginning in August 2004, on an annual basis, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record posted for any Fund that is a feeder in a master/feeder structure will be that of the master fund. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

         B.       Reporting to the Boards

                  At each regularly scheduled meeting, the Board will receive a report from the adviser's Proxy Coordinator indicating each proxy proposal (1) that was voted contrary to the Guidelines or the recommendation of the Agent, if applicable; and (2) for which the Proxy Group initially recommended a vote contrary to the Guidelines, or the recommendation of the Agent where applicable, but which was ultimately voted in accordance with the Guideline or the recommendation of the Agent in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending a vote, contrary to the Guidelines or the recommendation of the Agent, if applicable.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                         ING VP BALANCED PORTFOLIO, INC.
                    ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
                                  ING GET FUNDS
                              ING VP BOND PORTFOLIO
                          ING VP MONEY MARKET PORTFOLIO
                               ING VARIABLE FUNDS
                          ING VARIABLE PORTFOLIOS, INC.
                              ING SERIES FUND, INC.

Effective: July 29, 2003

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                            FORM OF CONFLICTS REPORT

            FORM OF CONFLICT OF INTEREST REPORT - PROXY GROUP MEMBERS
                          PROXY VOTING OF THE ING FUNDS

ISSUER:
MEETING DATE:

1. To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal?

         EXPLANATION:                                               YES      NO
                                                                    [ ]      [ ]

2. To your knowledge, (1) does any ING Entity have a material business relationship with the Issuer or (2) is any ING Entity actively seeking to have a material business relationship with the Issuer?

         EXPLANATION:                                               YES      NO
                                                                    [ ]      [ ]

3. Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include routine communications from proxy solicitors.

         EXPLANATION:                                               YES      NO
                                                                    [ ]      [ ]

4. Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?

         EXPLANATION:                                               YES      NO
                                                                    [ ]      [ ]

NAME:                                                   DATE:

CERTIFICATION: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.

Definitions:

AFFILIATE means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the issuer; (B) any company 5 % or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the issuer; (D) any officer, director, partner, copartner, or employee of the issuer; (E) if the issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the issuer is an unincorporated investment company not having a board of directors, the depositor thereof.

ING ENTITY means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC., ING Funds Distributor, LLC, Aeltus Investment Management, Inc., ING Investment Management Americas, Directed Services, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC.

ISSUER includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, subsidiary or parent, or company under common control.

MATERIAL BUSINESS RELATIONSHIP means (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 5% of the outstanding securities of the ISSUER.

** Please fax or email to Karla Bos at 480-477-2744 or karla.bos@ingfunds.com **

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                             PROXY VOTING PROCEDURES
                          Effective as of July 10, 2003
                           As amended August 21, 2003

I.       INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to proxies for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.      ROLES AND RESPONSIBILITIES

         A.       Proxy Coordinator

         The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines ("Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, the proxy Coordinator will call a meeting of the Proxy Group.

         B.       Agent

         An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

         The Agent shall be instructed to vote all proxies in accordance with the ING Funds' Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee.

         The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

         C.       Proxy Group

         The Adviser shall establish a Proxy Group (the "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

         A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group.

         A meeting of the Proxy Group will be held whenever the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation with respect to a vote on a proposal.

         For each proposal referred to the Proxy Group, it will review (1) the Procedures and Guidelines, (2) the recommendation of the Agent, if any,
         (3) the recommendation of the Investment Professional(s) and (4) any other resources that the Proxy Group deems appropriate to aid in a determination of a recommendation.

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

         If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

         If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall follow the procedures for such voting as established by a Fund's Board.

         D.       Investment Professionals

         The Funds' Advisers, sub-advisers and/or portfolio managers (referred to herein as "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.     VOTING PROCEDURES

         A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

         B.       Routine Matters

         The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

         C.       Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

                  1.  Votes in Accordance with Agent Recommendation

                  In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

                      2.   Non-Votes

                  The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy

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

                  outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

                  3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

                  If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

                  4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.      CONFLICTS OF INTEREST

         In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group and each Investment Professional participating in the voting process must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives.

         For all matters for which the Proxy Group recommends a vote contrary to Procedures and Guidelines, or the recommendation of the Agent, where applicable, or where the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's procedures Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

         The Proxy Coordinator shall forward all Conflicts Reports to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.       REPORTING AND RECORD RETENTION

         The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

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                                    APPENDIX
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

          NAME                                              TITLE OR AFFILIATION
Stanley D. Vyner                      Chief Investment Risk Officer and Executive Vice President of ING
                                      Investments, LLC

Karla J. Bos                          Acting Proxy Coordinator

Kimberly A. Anderson                  Vice President and Assistant Secretary, ING Investments, LLC

Maria Anderson                        Assistant Vice President - Manager Fund Compliance of ING Funds Services,
                                      LLC

Michael J. Roland                     Executive Vice President and Chief Financial Officer of ING Investments, LLC

J. David Greenwald                    Vice President - Fund Compliance of ING Fund Services, LLC

Megan L. Dunphy, Esq.                 Counsel, ING Americas US Legal Services

Theresa K. Kelety, Esq.               Counsel, ING Americas US Legal Services

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

                                    EXHIBIT 4
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                    PROXY VOTING GUIDELINES OF THE ING FUNDS
                          Effective as of July 29, 2003
                          As amended September 24, 2003

I.       INTRODUCTION

The following is a statement of the proxy voting Guidelines that have been adopted by the respective Boards of Directors or Trustees of each Fund.

Proxies must be voted in the best interest of the Fund. The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives.

II.      GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous Governance Provisions, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues.

In all cases where "case-by-case" consideration is noted, it shall be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc. Such policy may be overridden in any case pursuant to the procedures outlined herein.

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
                                  PROPOSAL                                              GUIDELINES
---------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS

Voting on director nominees in uncontested elections                                   Case-by-Case

Separating Chairman and CEO                                                            Case-by-Case

Shareholder proposals seeking a majority of independent directors                          For

Shareholder proposals asking that board audit, compensation, and/or
nominating committees be composed exclusively of independent directors                     For

Shareholder proposals requiring directors to own a minimum amount of company
stock in order to qualify as a director or to remain on the board                      Case-by-Case

Term of Office

     -   Shareholder proposals to limit the tenure of outside directors                  Against

Age Limits

     -   Shareholder proposals to impose a mandatory retirement age for                    For
         outside directors

Director and Officer Indemnification and Liability Protection                          Case-by-Case

     -   Limit or eliminate entirely directors' and officers' liability for              Against
         monetary damages for violating the duty of care

     - Proposals that would expand coverage beyond just legal expenses to Against acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

     -   Proposals providing such expanded coverage in cases when a                       For
         director's or officer's legal defense was unsuccessful if:

         (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

         (2) Only if the director's legal expenses would be covered

PROXY CONTESTS

Voting for director nominees in contested elections                                    Case-by-Case

Reimburse proxy solicitation expenses                                                  Case-by-Case

AUDITORS

Ratifying Auditors                                                                         For

Non-Audit Services

     -   Approval of auditors when total non-audit fees exceed the total of            Case-by-Case
         audit fees, audit-related fees and permissible tax fees

Auditor Independence

     -   Shareholder proposals asking companies to prohibit their auditors             Case-by-Case
         from engaging in non-audit services or capping the level of non-audit services

                                  PROPOSAL                                              GUIDELINES
---------------------------------------------------------------------------------------------------
Audit Firm Rotation

     -   Shareholder proposals asking for mandatory audit firm rotation                  Against

PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

     -   Proposals to classify                                                           Against

     -   Proposals to repeal classified boards and to elect all directors                  For
         annually

Shareholder Ability to Remove Directors

     -   Proposals that provide that directors may be removed only for cause             Against

     -   Proposals to restore shareholder ability to remove directors with                 For
         or without cause

     -   Proposals that provide that only continuing directors may elect                 Against
         replacement to fill board vacancies

     -   Proposals that permit shareholders to elect directors to fill board               For
         vacancies

Cumulative Voting

     -   Proposals to eliminate cumulative voting                                        Against

     -   Proposals to restore or permit cumulative voting                              Case-by-Case

Shareholder Ability to Call Special Meetings

     -   Proposals to restrict or prohibit shareholder ability to call                   Against
         special meetings

     -   Proposals that remove restrictions on the right of shareholders t     -           For
         act independently of management

Shareholder Ability to Act by Written Consent

     -   Proposals to restrict or prohibit shareholder ability to take                   Against
         action by written consent

     -   Proposals to allow or make easier shareholder action by written                   For
         consent

Shareholder Ability to Alter the Size of the Board

     -   Proposals that seek to fix the size of the board                              Case-by-Case

     -   Proposals that give management the ability to alter the size of the             Against
         board without shareholder approval

TENDER OFFER DEFENSES

Poison Pills

     -   Proposals that ask a company to submit its poison pill for                        For

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

                                  PROPOSAL                                              GUIDELINES
---------------------------------------------------------------------------------------------------
         shareholder ratification

     -   Shareholder Proposals to redeem a company's poison pill                       Case-by-Case

     -   Management Proposals to ratify a poison pill                                  Case-by-Case

Fair Price Provisions

     -   Proposals to adopt fair price provisions                                      Case-by-Case

     -   Fair price provisions with shareholder vote requirements greater                Against
         than a majority of disinterested shares

Greenmail

     -   Proposals to adopt antigreenmail charter or bylaw amendments or                   For
         otherwise restrict a company's ability to make greenmail payments

     -   Antigreenmail proposals when they are bundled with other charter or           Case-by-Case
         bylaw amendments

Pale Greenmail                                                                         Case-by-Case

Unequal Voting Rights

     -   Dual-class exchange offers                                                      Against

     -   Dual-class recapitalizations                                                    Against

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

     -   Management proposals to require a supermajority shareholder to                  Against
         approve charter and bylaw amendments

     -   Shareholder proposals to lower supermajority shareholder vote                     For
         requirements for charter and bylaw amendments

Supermajority Shareholder Vote Requirement to Approve Mergers

     -   Management proposals to require a supermajority shareholder vote to             Against
         approve mergers and other significant business combinations

     -   Shareholder proposals to lower supermajority shareholder vote                     For
         requirements for mergers and other significant business combinations

White Squire Replacements                                                                  For

MISCELLANEOUS GOVERNANCE PROVISIONS

Shareholder proposals to adopt confidential voting, use independent                        For
tabulators, and use independent inspectors of election

Management proposals to adopt confidential voting                                          For

Equal Access

     -   Shareholder proposals that would allow significant company                        For

                                  PROPOSAL                                              GUIDELINES
---------------------------------------------------------------------------------------------------
         shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board

Bundled or "Conditioned" Proxy Proposals                                               Case-by-Case

Shareholder Advisory Committees                                                        Case-by-Case

CAPITAL STRUCTURE

Common Stock Authorization

     -   Proposals to increase the number of shares of common stock, taking            Case-by-Case
         Case-by-Case into consideration whether intention exists to significantly dilute shareholders proportionate interest or to be unduly dilutive to shareholders' proportionate interest

     -   Proposals to increase the number of authorized shares of the class              Against
         Against of stock that has superior voting rights in companies that have dual-class capitalization structures

Stock Distributions: Splits and Dividends

     -   Management proposals to increase common share authorization for a                 For
         stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns

Reverse Stock Splits

     -   Management proposals to implement a reverse stock split when the                  For
         number of shares authorized for issue is proportionately reduced

     -   Proposals to implement a reverse stock split that do not                      Case-by-Case
         proportionately reduce the number of shares of authorized for issue

Preferred Stock

     -   Proposals authorizing the creation of new classes of preferred Against          Against
         stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock)

     -   Proposals to create blank check preferred stock in cases where the For            For
         company expressly states that the stock will not be used as a takeover defense

     -   Proposals to authorize preferred stock in cases where the company For             For
         specified the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

     -   Proposals to increase the number of blank check preferred shares              Case-by-Case
         Case-by-Case after analyzing the number of preferred shares available for issue given a company's industry performance in terms of shareholder returns

                                  PROPOSAL                                              GUIDELINES
---------------------------------------------------------------------------------------------------
Shareholder proposals to have blank check preferred stock placements, other                For
than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification

Management Proposals to Reduce the Par Value of Common Stock                               For

Shareholder Proposals that Seek Preemptive Rights                                      Case-by-Case

Debt Restructuring                                                                     Case-by-Case

Share Repurchase Programs                                                                  For

Tracking Stock                                                                         Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION

Management Proposals Seeking Approval to Reprice Options                               Case-by-Case

Director Compensation                                                                  Case-by-Case

Employee Stock Purchase Plans                                                          Case-by-Case

OBRA-Related Compensation Proposals

     -   Amendments that Place a Cap on Annual Grants or Amend                             For
         Administrative Features

     -   Amendments to Add Performance-Based Goals                                         For

     -   Amendments to Increase Shares and Retain Tax Deductions Under OBRA            Case-by-Case

     -   Approval of Cash or Cash-and-Stock Bonus Plan                                     For

Shareholder Proposals to Limit Executive and Director Pay

     -   Proposals that seek additional disclosure of director pay                         For
         information

     -   Proposals that seek additional disclosure of executive pay                        For
         information

     -   All other proposals that seek to limit executive and director pay             Case-by-Case

Golden and Tin Parachutes

     -   Shareholder proposals to have golden and tin parachutes submitted                 For
         for shareholder ratification

     -   All proposals to ratify or cancel golden or tin parachutes                    Case-by-Case

Employee Stock Ownership Plans (ESOPs)

For 401(k) Employee Benefit Plans

For Shareholder proposals to expense stock options, unless company has already             For
publicly committed to expensing options by a specific date

STATE OF INCORPORATION

Voting on State Takeover Statutes                                                      Case-by-Case

                                  PROPOSAL                                              GUIDELINES
---------------------------------------------------------------------------------------------------
Voting on Reincorporation Proposals                                                    Case-by-Case

MERGERS AND CORPORATE RESTRUCTURINGS

Mergers and Acquisitions                                                               Case-by-Case

Corporate Restructuring                                                                Case-by-Case

Spinoffs                                                                               Case-by-Case

Asset Sales                                                                            Case-by-Case

Liquidations                                                                           Case-by-Case

Appraisal Rights                                                                           For

Changing Corporate Name                                                                    For

Adjournment of Meeting

     -   Proposals to adjourn a meeting when the primary proposal is also                  For
         voted FOR

MUTUAL FUND PROXIES

Election of Directors                                                                  Case-by-Case

Converting Closed-end Fund to Open-end Fund                                            Case-by-Case

Proxy Contests                                                                         Case-by-Case

Investment Advisory Agreements                                                         Case-by-Case

Approving New Classes or Series of Shares                                                  For

Preferred Stock Proposals                                                              Case-by-Case

1940 Act Policies                                                                      Case-by-Case

Changing a Fundamental Restriction to Nonfundamental Restriction                       Case-by-Case

Change Fundamental Investment Objective to Nonfundamental                              Case-by-Case

Name Rule Proposals                                                                    Case-by-Case

Disposition of Assets/Termination/Liquidation                                          Case-by-Case

Changes to the Charter Document                                                        Case-by-Case

Changing the Domicile of a Fund                                                        Case-by-Case

Change in Fund's Subclassification                                                     Case-by-Case

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder
Approval                                                                                   For

Distribution Agreements                                                                Case-by-Case

Master-Feeder Structure                                                                    For

Mergers                                                                                Case-by-Case

Shareholder Proposals to Establish Director Ownership Requirement                        Against

                                  PROPOSAL                                              GUIDELINES
---------------------------------------------------------------------------------------------------
Reimburse Shareholder for Expenses Incurred                                            Case-by-Case

Terminate the Investment Advisor                                                       Case-by-Case

SOCIAL AND ENVIRONMENTAL ISSUES                                                        Case-by-Case

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 3, 2004

                              ING SERIES FUND, INC.

         CLASS O SHARES OF ING GLOBAL SCIENCE AND TECHNOLOGY FUND (FORMERLY ING TECHNOLOGY FUND), ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, ING INDEX PLUS SMALLCAP FUND.

         This Statement of Additional Information (the "SAI") is not a Prospectus, but is incorporated by reference, in, and should be read in conjunction with, the current Class O Prospectus dated May 3, 2004, for ING Series Fund, Inc. (the "Company"), which has been filed with the U.S. Securities and Exchange Commission (the "SEC"). Capitalized terms not defined in this SAI are used as defined in the Prospectuses.

         The Company is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. The Company currently has authorized the following series :

              ING International Growth Fund (International Growth)
                            ING Growth Fund (Growth)
                     ING Small Company Fund (Small Company)
     ING Global Science and Technology Fund (Global Science and Technology)
                         (formerly ING Technology Fund)
               ING Index Plus LargeCap Fund (Index Plus LargeCap)
                 ING Index Plus MidCap Fund (Index Plus MidCap)
               ING Index Plus SmallCap Fund (Index Plus SmallCap)
                 ING Value Opportunity Fund (Value Opportunity)
                          ING Balanced Fund (Balanced)
                 ING Growth and Income Fund (Growth and Income)
                              ING Bond Fund (Bond)
                        ING Government Fund (Government)
                   ING Aeltus Money Market Fund (Money Market)
       ING Strategic Allocation Growth Fund (Strategic Allocation Growth)
     ING Strategic Allocation Balanced Fund (Strategic Allocation Balanced)
       ING Strategic Allocation Income Fund (Strategic Allocation Income)

This SAI discusses ING Global Science and Technology Fund, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING and Index Plus SmallCap Funds (each a "Fund" and collectively, the "Funds").

THE FUNDS' FINANCIAL STATEMENTS AND THE INDEPENDENT AUDITORS' REPORTS THEREON, INCLUDED IN THE ANNUAL REPORTS DATED MAY 31, 2003 AND SEMI-ANNUAL REPORTS DATED NOVEMBER 30, 2003 (UNAUDITED), ARE INCORPORATED BY REFERENCE IN THIS SAI. A FREE COPY OF THE ANNUAL REPORTS, SEMI-ANNUAL REPORTS AND THE PROSPECTUS IS AVAILABLE UPON REQUEST BY WRITING TO: ING SERIES FUND, INC., 7337 DOUBLETREE RANCH ROAD, SCOTTSDALE, AZ, 85258-2034, OR BY CALLING: 1-800-992-0180.

                                TABLE OF CONTENTS

HISTORY OF ING SERIES FUND, INC.................................................      3
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES.................................      4
INVESTMENT TECHNIQUES AND RISK FACTORS..........................................      8
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS......................................     52
INVESTMENT ADVISORY AGREEMENTS..................................................     52
SUB-ADVISORY AGREEMENTS.........................................................     56
ADMINISTRATIVE SERVICES AGREEMENT...............................................     59
CUSTODIAN.......................................................................     60
TRANSFER AGENT..................................................................     61
INDEPENDENT AUDITORS............................................................     61
PRINCIPAL UNDERWRITER...........................................................     61
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS.............................     62
BROKERAGE ALLOCATION AND TRADING POLICIES.......................................     65
CODE OF ETHICS..................................................................     67
PROXY VOTING PROCEDURES.........................................................     67
SHAREHOLDER ACCOUNTS AND SERVICES...............................................     67
NET ASSET VALUE.................................................................     68
CALCULATION OF PERFORMANCE DATA.................................................     75
PERFORMANCE COMPARISONS.........................................................     77
FINANCIAL STATEMENTS............................................................     79
APPENDIX A - Proxy Voting Procedures and Guidelines.............................     80

                        HISTORY OF ING SERIES FUND, INC.

         ING Series Fund, Inc. ("the Company") is a Maryland Corporation registered as a diversified open-end management investment company. The Company was organized in June 1991 and currently consists of the following separately managed, series:

                                       FUND NAME

                ING International Growth Fund
                ING Growth Fund
                ING Small Company Fund
                ING Global Science and Technology Fund
                (formerly ING Technology Fund)
                ING Index Plus LargeCap Fund
                ING Index Plus MidCap Fund
                ING Index Plus SmallCap Fund
                ING Value Opportunity Fund
                ING Balanced Fund ING Growth and Income Fund
                ING Bond Fund
                ING Government Fund ING Aeltus Money Market Fund
                ING Strategic Allocation Growth Fund
                ING Strategic Allocation Balanced Fund
                ING Strategic Allocation Income Fund

         Incorporation The Company was incorporated under the laws of Maryland on June 17, 1991.

         Series and Classes The Company currently offers multiple series. ING Global Science and Technology Fund, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, and ING Index Plus SmallCap Fund are offered through this SAI and the corresponding Prospectus.

         The Board of Directors (the "Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into multiple classes, not all of which are offered through this SAI. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Only Class O shares are offered through this SAI and the corresponding Prospectus.

         Capital Stock Fund shares are fully paid and nonassessable when issued. Class O shares have no preemptive or conversion rights. Each share of a Fund has the same rights to share in dividends declared by a Fund for that share class. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         Voting Rights Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

         Shareholder Meetings The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (1940
Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

         1940 Act Classification The Company is a diversified open-end management investment company, as those terms are defined under the 1940 Act. The 1940 Act generally requires, among other things, that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

         The investment objectives and certain investment policies of each Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of that Fund. This means the lesser of (a) 67% of the shares of a Fund present at a shareholders' meeting if the holders of more than 50% of the shares of that Fund then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

         As a matter of fundamental policy, a Fund will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Further, ING Global Science and Technology Fund will classify science and technology stocks as separate industries according to service type, including but not limited to, semiconductors, biotechnology, pharmaceuticals, telecom, and internet software and services.

(3) make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) borrow money, except that (i) a Fund may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; and

(8) act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

         The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund will not:

(1) except for ING Global Science and Technology Fund, make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this SAI and in the Prospectus;

(2) except for ING Global Science and Technology Fund, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof);

(3) invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(5) invest more than 15% (10% for ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments, LLC (ING

         Investments), the Funds' investment adviser, or the applicable Sub-Adviser, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

(6) invest more than 15% (10% for ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund) of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by the Sub-Adviser to be of comparable quality.

         Where a Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number
(2), industry classifications are determined in accordance with the classifications established by Bloomberg Industry Group. The Sub-Advisers believe that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

         ING Global Science and Technology Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies in the science and technology industry sectors. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

         ING Index Plus LargeCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

         ING Index Plus MidCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's MidCap 400 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

         ING Index Plus SmallCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's SmallCap 600 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

         The chart below sets out certain investment techniques that each Fund may employ. Descriptions of these techniques and associated risk factors follow the chart.

                                                              GLOBAL SCIENCE
                                                                    AND                                   INDEX PLUS
                                                                TECHNOLOGY     INDEX PLUS    INDEX PLUS    SMALLCAP
   ASSET CLASSES/ INVESTMENT TECHNIQUES                            FUND       LARGECAP FUND  MIDCUP FUND     PUND
--------------------------------------------------------------------------------------------------------------------
    EQUITIES,
    Common Stock                                                    X               X             X           X

    Convertible Securities                                          X               X             X           X

    Preferred Stock                                                 X               X             X           X

    FOREIGN INVESTMENTS

ADRs / EDRs/ GDRs                                                   X               X             X           X
    Eurodollar  Convertible     Securities                          X               X             X           X
    Eurodollar/Yankee Dollar Instruments                            X               X             X           X
    Foreign Currency     Exchange Transactions                      X               X             X           X
    Foreign and Emerging Market Securities (1)                      X               X             X           X
    International Debt Securities (2)                               X               X             X           X
    FIXED INCOME
    Credit-Linked Notes                                             X
    Corporate Debt Securities (3)                                   X               X             X           X
    Floating or Variable Rate Instruments (4)                       X               X             X           X
    High Yield Securities (5)                                       X               X             X           X


----------
(1) Because the Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. A Fund, except ING Global Science and Technology Fund, will not, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof).

(2) ING Global Science and Technology Fund may only invest in investment grade debt securities, which are debt securities with a Standard & Poor's Corporation (S&P) or Moody's Investor's Service, Inc. (Moody's) rating of BBB/Baa or above or, if unrated, are considered by BlackRock to be of comparable quality.

(3) While corporate debt securities generally have maturities of ten years or more, the Funds may purchase corporate debt securities which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

(4) Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and
     (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be received through demand.

(5) ING Global Sciences and Technology Fund will not invest more than 15% (10% for ING Index Plus LargeCap Fund, ING Index MidCap Fund and ING Index Plus SmallCap Fund) of the total value of its assets in high-yield bonds (securities rated below BBB- by S&P or Baa3 by Moody's or, if unrated, considered by the Sub-Adviser to be of comparable quality).

(6) ING Global Science and Technology Fund may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

                                                              GLOBAL SCIENCE
                                                                    AND                                   INDEX PLUS
                                                                TECHNOLOGY     INDEX PLUS    INDEX PLUS    SMALLCAP
   ASSET CLASSES/ INVESTMENT TECHNIQUES                            FUND       LARGECAP FUND  MIDCUP FUND     PUND
--------------------------------------------------------------------------------------------------------------------
Mortgage Related Securities (6)                                     X
Short-Term Investments                                              X               X             X           X
Savings Association Obligations                                     X               X             X           X
Interest/Principal Only Stripped                                    X               X             X           X
Mortgage Backed Securities
United States Government Securities                                 X               X             X           X
OTHER INVESTMENTS
Asset Backed Securities (non-Mortgage)                              X               X             X           X
Banking Industry Obligations                                        X               X             X           X
Derivatives (7)                                                     X               X             X           X
                                                                    X               X             X           X
Dealer  Option (8)
Financial Futures Contracts and Related Options                     X               X             X           X
Foreign Currency Options                                            X               X             X           X
Forward Currency Contracts                                          X               X             X           X
                                                                    X               X             X           X
Forward Foreign Currency  Contracts

Index-, Currency-, and Equity-Linked Securities                     X               X             X           X
                                                                    X               X             X           X
Options on Futures (8)

Over the Counter Options                                            X               X             X           X
                                                                    X               X             X           X
Put and Call Options (9)

Stock Index Options                                                 X               X             X           X
                                                                    X               X             X           X
Straddles
Warrants                                                            X               X             X           X
IPOs                                                                X               X             X           X
Other Investment Companies                                          X               X             X           X
Private Funds                                                       X
Real Estate Securities                                              X               X             X           X
Restricted and Illiquid  Securities (10)                            X               X             X           X
TBA Sale Commitments                                                X               X             X           X
Zero Coupon and Pay-In-Kind                                         X               X             X           X
Supranational Agencies (11)                                         X               X             X           X
INVESTMENT TECHNIQUES
Borrowing (12)                                                      X               X             X           X


                                                              GLOBAL SCIENCE
                                                                    AND                                   INDEX PLUS
                                                                TECHNOLOGY     INDEX PLUS    INDEX PLUS    SMALLCAP
   ASSET CLASSES/ INVESTMENT TECHNIQUES                            FUND       LARGECAP FUND  MIDCUP FUND     PUND
--------------------------------------------------------------------------------------------------------------------
Lending of Portfolio Securities (13)                                X               X             X           X
Repurchase Agreements (14)                                          X               X             X           X

Reverse Repurchase Agreements and
  Dollar Rolls                                                      X
Securities, Interest Rate and Currency Swaps                        X               X             X           X
Temporary Defensive Positions                                       X               X             X           X
Short Sales (15)                                                    X               X             X           X
When-Issued Securities and Delayed-Delivery Transactions            X               X             X           X

(10) A Fund will not invest more than 15% (ING Index Plus LargeCap Fund, Index Plus MidCap Fund and ING Index Plus SmallCap Fund) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered ING Investments or the applicable Sub-Adviser shall determine whether a particular security is deemed to be liquid based in the trading markets for the specific security and other factors.

(11) Each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government.

(12) Each Fund may borrow up to 5% of the value of its assets from a bank for temporary or emergency purposes. The Funds may borrow for leveraging purposes only if after the borrowing, the value of the Funds' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings.

(13) Each Fund may lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

(14) Repurchase Agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

(15) A Fund, except for ING Global Science and Technology Fund, will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this SAI and in the Prospectus.

EQUITY INVESTMENTS; CONVERTIBLES

COMMON AND PREFERRED STOCKS

         Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company's organization and operations. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Common stock and preferred stock are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk.

         CONVERTIBLE SECURITIES

         A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

FOREIGN INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS, EUROPEAN DEPOSITARY RECEIPTS AND GLOBAL DEPOSITARY RECEIPTS

         Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts
(GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as

Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

EURODOLLAR CONVERTIBLE SECURITIES

         Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.

EURODOLLAR/YANKEE DOLLAR INSTRUMENTS

         Each Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         A Fund that invests in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Such Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of each Fund as a regulated investment company under the Internal Revenue Code Foreign Mortgage Related Securities of 1986, as amended (the "Code").

FOREIGN AND EMERGING MARKET SECURITIES

         Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

         As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

         Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

         Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

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INTERNATIONAL DEBT SECURITIES

         International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depositary Receipts. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.

         In determining whether to invest in debt obligations of foreign issuers, a Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

         Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser or Sub-Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

         Restrictions on Foreign Investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

         The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

         Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

         Brady Bonds. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.

FIXED INCOME SECURITIES

DEBT SECURITIES

         Each Fund may invest in debt securities. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

CREDIT-LINKED NOTES

         A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Portfolio in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specific credit-related events.

Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative instruments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Portfolio cannot assure that it can implement a successful strategy regarding this type of investment.

CORPORATE DEBT SECURITIES

         Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

FLOATING OR VARIABLE RATE INSTRUMENTS

         Each Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

HIGH YIELD SECURITIES

         High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's, S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by the Sub-Adviser.

         These securities include:

         (a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;

         (b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

         (c)      any securities convertible into any of the foregoing.

         Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's net asset values. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, ING Investments or the Sub-Adviser seeks to identify situations in which ING Investments or the Sub-Adviser believes that future developments will enhance the creditworthiness and the ratings of the issuer.

         Some of the risks associated with high-yield bonds include:

         Sensitivity to Interest Rate and Economic Changes High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

         Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's net asset values. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

         Payment Expectations High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

         Liquidity and Valuation Risks Some issues of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

         Limitations of Credit Ratings The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Sub-Adviser primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's investment objective may be more dependent on the Sub-Adviser's own credit analysis than might be the case for a fund which does not invest in these securities.

MORTGAGE RELATED SECURITIES

         The Funds may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. Government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.

         Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

         CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

         CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

         Risks of Mortgage Related Investment Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest -only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

SHORT-TERM INVESTMENTS

         Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

         A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

         For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

         In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

SAVINGS ASSOCIATION OBLIGATIONS

         The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE BACKED SECURITIES

         STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

UNITED STATES GOVERNMENT SECURITIES

         Investments in U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National

Mortgage Association, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

OTHER INVESTMENTS

ASSET BACKED SECURITIES (NON-MORTGAGE)

         Each Fund may invest in non-mortgage asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

         Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

         The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

         The coupon rate, of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

BANKING INDUSTRY OBLIGATIONS

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

         A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

         In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

DERIVATIVES

         DEALER OPTIONS Certain risks are specific to dealer options and exchange-traded options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

         Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

         The Staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

         A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

         Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

         The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

         When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

         Investments in futures contracts on fixed income securities involve the risk that if ING Investment's or the Sub-Adviser's judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

         Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

         Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

         "Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

         If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

         When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

         A Fund can buy and write (sell) options on futures contracts.

         Potential Lack of a Liquid Secondary Market Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio, or the relevant portion thereof.

         The trading of futures and options contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         FOREIGN CURRENCY OPTIONS A Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

         FORWARD FOREIGN CURRENCY CONTRACTS Forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Sub-Adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

         Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

         At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Sub-Adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

         Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

         INDEX-, CURRENCY- AND EQUITY-LINKED SECURITIES "Index-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Composite Stock Price Index. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

         Index and currency-linked securities are derivative instruments that may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid.

         OPTIONS ON FUTURES

         A futures option gives a Fund the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by the Fund.

         OVER THE COUNTER OPTIONS

         The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

         PUT AND CALL OPTIONS A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of ING Investments or ING Aeltus.

         The Funds will not write call options on when-issued securities. The Funds purchase call options on primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

         So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

         When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

         An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

         A Fund may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or [market indices] is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

         In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

         If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

         The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.

         The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

         Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

         FOREIGN FUTURES CONTRACTS AND FOREIGN OPTIONS Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA), nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

         Additional Restrictions on the Use of Futures and Option Contracts CFTC regulations require that to prevent a Fund from being a commodity pool the Funds enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

         Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

         At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Sub-Adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

         Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

         Swap Transactions The interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

         Risks of Investing in Options There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

         In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

WARRANTS

         A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

INITIAL PUBLIC OFFERINGS

         Initial Public Offerings (IPOs) occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

         Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

         The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

         The effect of an IPO investment can have a magnified impact on the Funds' performance when the Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Funds' returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Funds' assets as it increases in size and, therefore, have a more limited effect on the Funds' performance.

         There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

OTHER INVESTMENT COMPANIES

         Each Fund may invest up to 10% of its assets in other investment companies. A Fund may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as that Fund. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

EXCHANGE TRADED FUNDS (ETFS).

         Exchange Traded Funds ("ETFs") are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

PRIVATE FUNDS

         U.S. or foreign private limited partnerships or other investment funds, which are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

         Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

         The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated the privately offered pooled investments.

         Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

         The Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

         Private investment funds also include investments certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed income investments.

REAL ESTATE SECURITIES

         Investments in real estate securities include interests in real estate investment trusts ("REITs"), real estate development, real estate operating companies, ("REOCs") and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

         Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

RESTRICTED AND ILLIQUID SECURITIES

         Each Fund may invest in a restricted security or an illiquid security if the Investment Adviser or a Sub-Adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

         Because of the nature of these securities, a considerable period of time may elapse between a Fund's decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Company's Board of Directors.

         Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under a Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

TBA SALE COMMITMENTS

         Each Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

ZERO COUPON AND PAY-IN-KIND SECURITIES

         Zero coupon and deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

         The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

GOVERNMENT TRUST CERTIFICATES

         Government may invest in Government Trust Certificates, which represent an interest in a government trust, the property of which consists of (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998) and (ii) a security interest in obligations of the United States Treasury backed by the full faith and credit of the United States of America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody's.

SUPRANATIONAL AGENCIES

         Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

INVESTMENT TECHNIQUES

BORROWING

         If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

         When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

         Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

LENDING OF PORTFOLIO SECURITIES

         In order to generate additional income, each Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed 33 1/3% of the Fund's total assets. No lending may be made with any companies affiliated with the Investment Adviser. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan. The Funds seek to mitigate this risk through contracted indemnification upon default.

         The borrower at all times during the loan must maintain with the Funds cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.

REPURCHASE AGREEMENTS

         Repurchase agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

         Reverse repurchase agreement transactions involve the sale of U.S. Government securities held by a Fund, with an agreement that a Fund will repurchase such securities at an agreed upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

         In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SECURITIES, INTEREST RATE AND CURRENCY SWAPS

         Interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

SHORT SALES AGAINST THE BOX

         If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

TEMPORARY DEFENSIVE POSITIONS

         A Fund may invest in short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the Investment Adviser's or ING Aeltus' determination to do so within the investment guidelines and policies of the Fund; (iii) to permit the Fund to meet redemption requests; and (iv) to take a temporary defensive position. Although it is expected that a Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest for temporary defensive purposes include (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Funds will invest in short-term instruments that do not have a maturity of greater than one year.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY SECURITIES

         In order to secure prices or yields deemed advantageous at the time the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds may also enter into forward commitments. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, a Fund may realize a capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

         When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

         MATURITY POLICIES

         The average dollar-weighted maturity of securities in Money Market's portfolio will not exceed ninety days. In addition, all investments in Money Market's portfolio will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 calendar days or less.

                             MANAGEMENT OF THE FUNDS

Set forth in the table below is information about each Director of the Company

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                     TERM OF OFFICE                                    FUND COMPLEX
NAME, ADDRESS     POSITION(S) HELD   AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING    OVERSEEN BY      OTHER BOARD MEMBERSHIPS
   AND AGE           WITH FUND       TIME SERVED(1)         THE PAST 5 YEARS            DIRECTOR****         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE "INTERESTED PERSONS"
------------------------------------------------------------------------------------------------------------------------------------
J. SCOTT FOX(2)   Director           Since 1997      President and Chief Executive           54       Mr. Fox serves as director of
10 State House                                       Officer (April 2001 to present),                 the board of IPC Financial
Square Hartford,                                     Managing Director and Chief                      Network, Inc. (January 2001 to
Connecticut                                          Operating Officer (April 1994 to                 present)
06107 Date of                                        April 2001), Chief Financial
Birth:                                               Officer (April 1994 to July
02/01/1955                                           2001), Aeltus Investment
                                                     Management, Inc.; Executive Vice
                                                     President (April 2001 to
                                                     present), Director, Chief
                                                     Operating Officer (February 1995
                                                     to present), Chief Financial
                                                     Officer, Managing Director
                                                     (February 1995 to April 2001),
                                                     Aeltus Capital, Inc.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                     TERM OF OFFICE                                    FUND COMPLEX
NAME, ADDRESS     POSITION(S) HELD   AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING    OVERSEEN BY      OTHER BOARD MEMBERSHIPS
   AND AGE           WITH FUND       TIME SERVED(1)         THE PAST 5 YEARS            DIRECTOR****         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
THOMAS J.         Director         February        Chief Executive Officer, ING         170         Director, Hemisphere, Inc. (May
MCINERNEY(3)                       2001 -          U.S. Financial Services                          2003 - Present); Trustee, ING
7337 E.                            Present         (September 2001 - Present);                      Investors Trust (February 2002 -
Doubletree Ranch                                   General Manager and Chief                        Present); Director, Equitable
Rd.                                                Executive Officer, ING U.S.                      Life Insurance Co., Golden
Scottsdale,                                        Worksite Financial Services                      American Life Insurance Co.,
Arizona 85258                                      (December 2000 - Present);                       Life Insurance Company of
Date of Birth:                                     Member, ING Americas Executive                   Georgia, Midwestern United Life
05/05/1956                                         Committee (2001 - Present);                      Insurance Co., ReliaStar Life
                                                   President, Chief Executive                       Insurance Co., Security Life of
                                                   Officer and Director of Northern                 Denver, Security Connecticut
                                                   Life Insurance Company (March                    Life Insurance Co., Southland
                                                   2001 - October 2002), ING Aeltus                 Life Insurance Co., USG Annuity
                                                   Holding Company, Inc. (2000 -                    and Life Company, and United
                                                   Present), ING Retail Holding                     Life and Annuity Insurance Co.
                                                   Company (1998 - Present), ING                    Inc (March 2001 - Present);
                                                   Life Insurance and Annuity                       Trustee, Ameribest Life
                                                   Company (September 1997 -                        Insurance Co., (2001-2003);
                                                   November 2002) and ING                           Trustee, First Columbine Life
                                                   Retirement Holdings, Inc. (1997                  Insurance Co., (2001-2002);
                                                   - Present). Formerly, General                    Member of the Board, National
                                                   Manager and Chief Executive                      Commission on Retirement Policy,
                                                   Officer, ING Worksite Division                   Governor's Council on Economic
                                                   (December 2000 - October 2001),                  Competitiveness and Technology
                                                   President, ING-SCI, Inc. (August                 of Connecticut, Connecticut
                                                   1997 - December 2000);                           Business and Industry
                                                   President, Aetna Financial                       Association, Bushnell;
                                                   Services (August 1997 - December                 Connecticut Forum; Metro
                                                   2000)                                            Hartford Chamber of Commerce;
                                                                                                    and is Chairman, Concerned
                                                                                                    Citizens for Effective
                                                                                                    Government.

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                   TERM OF OFFICE                                    FUND COMPLEX
NAME, ADDRESS     POSITION(S) HELD AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING    OVERSEEN BY       OTHER BOARD MEMBERSHIPS
   AND AGE           WITH FUND     TIME SERVED(1)         THE PAST 5 YEARS            DIRECTOR****          HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE NOT "INTERESTED PERSONS"
------------------------------------------------------------------------------------------------------------------------------------
ALBERT E.             Director        June 1998 -  Director, Business and Economic         54                    None
DEPRINCE, JR.                         Present      Research Center, August 1999 to
3029 St. Johns                                     present, and Professor of
Drive                                              Economics and Finance, Middle
Murfreesboro,                                      Tennessee State University,
Tennessee 37129                                    August 1991 to present.
Date of Birth:
04/24/1941

MARIA T.              Director        April 1994 - Associate Commissioner for              54                    None
FIGHETTI 325                          Present      Contract Management, Health
Piermont Road                                      Services, New York City
Closter, New                                       Department of Mental Health,
Jersey 07624                                       Mental Retardation and Alcohol
Date of Birth:                                     Services July 1973 to October
09/07/1943                                         2002.

SIDNEY KOCH 455       Director        April 1994 - Financial Adviser,                      54                    None
East 86th Street                      Present      self-employed, January 1993 to
New York, New                                      present.
York 10028 Date
of Birth:
04/22/1935

CORINE T.             Director        June 1991 -  Dean of the Barney School of            54       Director, Mass Mutual Corporate
NORGAARD 556                          Present      Business, University of                          Investors (April 1997 - Present)
Wormwood Hill                                      Hartford, August 1996 to
Mansfield                                          present.
Center,
Connecticut
06250 Date of
Birth:
06/20/1937

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                   TERM OF OFFICE                                    FUND COMPLEX
NAME, ADDRESS     POSITION(S) HELD AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING    OVERSEEN BY       OTHER BOARD MEMBERSHIPS
   AND AGE           WITH FUND     TIME SERVED(1)         THE PAST 5 YEARS            DIRECTOR****          HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
EDWARD T. O'DELL      Director      June 2002 -    Formerly, Partner/Chairman,             54                    None
7337 E.                             Present        Financial Service Group, Goodwin
Doubletree Ranch                                   Procter LLP (June 1966 to
Rd. Scottsdale,                                    September 2000); Chairman,
Arizona 85258                                      Committee I - International Bar
Date of Birth:                                     Association (1995 to 1999).
11/26/1935

JOSEPH E.             Director      January 2003 - President, Obermeyer &                  54                    None
OBERMEYER 9909                      Present        Associates, Inc. (November 1999
NE 4th Avenue                                      to present) and Senior Manager,
Rd. Miami                                          Arthur Anderson, LLP (1995 -
Shores, FL 3313                                    October 1999).
Date of Birth:
10/24/1957

         (1) Directors serve until their successors are duly elected and qualified.

         (2) Mr. Fox is an "interested person", as defined by the 1940 Act, because of his relationship with Aeltus Investment Management, Inc, an affiliate of ING Investments, LLC.

(3) Mr. McInerney is an "interested person", as defined by the 1940 Act, because of his relationship with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.

      **** FOR THE PURPOSES OF THIS TABLE, "FUND COMPLEX" MEANS THE FOLLOWING INVESTMENT COMPANIES: ING EQUITY TRUST; ING FUNDS TRUST; ING INVESTMENT FUNDS, INC.; ING INVESTORS TRUST; ING MAYFLOWER TRUST; ING MUTUAL FUNDS; ING PRIME RATE TRUST; ING SENIOR INCOME FUND; ING VARIABLE INSURANCE TRUST; ING VARIABLE PRODUCTS TRUST; ING EMERGING MARKETS FUND, INC.; ING VP NATURAL RESOURCES TRUST; USLICO SERIES FUND, ING PARTNERS, INC.; ING VP BALANCED PORTFOLIO, INC.; ING STRATEGIC ALLOCATION PORTFOLIO, INC.; ING GET FUNDS; ING VP BOND PORTFOLIO; ING VP MONEY MARKET PORTFOLIO; ING VARIABLE FUNDS, INC.; ING VARIABLE PORTFOLIOS, INC.; AND ING SERIES FUND, INC.

OFFICERS

           Information about the ING Funds' officers are set forth in the table below:

                        POSITIONS HELD WITH THE      TERM OF OFFICE AND LENGTH      PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE
NAME, ADDRESS AND AGE          COMPANY                  OF TIME SERVED                                   YEARS (1)
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY 7337  President, Chief Executive   February 2002 - Present     President and Chief Executive Officer, ING Capital
E. Doubletree Ranch     Officer and Chief Operating                              Corporation, LLC, ING Funds Services, LLC, ING
Rd. Scottsdale,         Officer                                                  Investments, LLC (December 2001 - Present); Chief
Arizona 85258 Date of                                                            Operating Officer, ING Funds Distributor, LLC
Birth: 04/09/1949                                                                (June 2000 - Present); Vice President, ING Life
                                                                                 Insurance and Annuity Company (December 2003 -
                                                                                 Present); Director, ING Capital Corporation, LLC,
                                                                                 ING Funds Services, LLC, ING Investments, LLC and
                                                                                 ING Funds Distributor, LLC (December
                                                                                 2000-Present); and Executive Vice President, ING
                                                                                 Funds Distributor, LLC (April 1998 - Present).
                                                                                 Formerly, President and Chief Executive Officer,
                                                                                 ING Advisors, Inc. and EAMC Liquidation Corp.
                                                                                 (December 2001-October 2003) and Express America
                                                                                 T.C., Inc. (December 2001-September 2003); Senior
                                                                                 Executive Vice President, ING Capital Corporation,
                                                                                 LLC, ING Funds Services, LLC, ING Investments,
                                                                                 LLC, ING Advisors, Inc., Express America T.C.,
                                                                                 Inc. and EAMC Liquidation Corp. (June
                                                                                 2000-December 2000); Executive Vice President, ING
                                                                                 Capital Corporation, LLC, ING Funds Services, LLC,
                                                                                 ING Investments, LLC (April 1998-June 2000) and
                                                                                 ING Quantitative Management, Inc. (October
                                                                                 2001-September 2002); Chief Operating Officer, ING
                                                                                 Quantitative Management, Inc. (October
                                                                                 2001-September 2002); Senior Vice President, ING
                                                                                 Capital Corporation, LLC, ING Funds Services, LLC,
                                                                                 ING Investments, LLC and ING Funds Distributor,
                                                                                 LLC (April 1995-April 1998); Secretary, ING
                                                                                 Capital Corporation, LLC, ING Funds Services, LLC,
                                                                                 ING Investments, LLC, ING Funds Distributor, LLC,
                                                                                 ING Advisors, Inc., Express America T.C., Inc. and
                                                                                 EAMC Liquidation Corp. (April 1995-December 2000);
                                                                                 and Director, ING Advisors, Inc. and EAMC
                                                                                 Liquidation Corp. (December 2000- October 2003),
                                                                                 ING Quantitative Management, Inc. (December 2000-
                                                                                 September 2002) and Express America T.C., Inc.
                                                                                 (December 2000- September 2003).

                        POSITIONS HELD WITH THE      TERM OF OFFICE AND LENGTH      PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE
NAME, ADDRESS AND AGE          COMPANY                  OF TIME SERVED                                 YEARS (1)
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. ROLAND        Executive Vice President,    April 2002 - Present        Executive Vice President, Chief Financial Officer
7337 E. Doubletree Ranch Assistant Secretary                                      and Treasurer, ING Funds Services, LLC, ING Funds
Rd. Scottsdale,                                                                   Distributor, LLC, ING Advisors, Inc., ING
Arizona 85258 Date of    Principal Financial Officer                              Investments, LLC, Express America T.C., Inc. and
Birth: 05/30/1958                                    February 2002 -- Present     EAMC Liquidation Corp. (December 2001 - Present).
                                                                                  Formerly, Executive Vice President, ING
                                                                                  Quantitative Management, Inc. (December
                                                                                  2001-September 2002); and Senior Vice President,
                                                                                  ING Funds Services, LLC, ING Investments, LLC and
                                                                                  ING Funds Distributor, LLC (June 1998 - December
                                                                                  2001).

STANLEY D. VYNER        Executive Vice President     February 2002 - Present      Executive Vice President, ING Advisors, Inc. and
7337 E. Doubletree                                                                ING Investments, LLC (July 2000 - Present); and
Ranch Rd. Scottsdale,                                                             Chief Investment Officer, ING Investments, LLC
Arizona 85258 Date of                                                             (July 1996 - Present). Formerly, President and
Birth:  05/14/1950                                                                Chief Executive Officer, ING Investments, LLC
                                                                                  (August 1996 - August 2000).

ROBERT S. NAKA          Senior Vice President and    February 2002 - Present      Senior Vice President and Assistant Secretary, ING
7337 E. Doubletree      Assistant Secretary                                       Funds Services, LLC, ING Funds Distributor, LLC,
Ranch Rd. Scottsdale,                                                             ING Advisors, Inc., ING Capital Corporation, LLC
Arizona 85258 Date of                                                             and ING Investments, LLC (December 2001 -
Birth:  06/17/1963                                                                Present). Formerly, Senior Vice President and
                                                                                  Assistant Secretary, ING Quantitative Management,
                                                                                  Inc. (October 2001 - September 2002); and Vice
                                                                                  President, ING Investments, LLC (April 1997 -
                                                                                  October 1999) and ING Funds Services, LLC
                                                                                  (February 1997 - August 1999).

                        POSITIONS HELD WITH THE      TERM OF OFFICE AND LENGTH      PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE
NAME, ADDRESS AND AGE          COMPANY                   OF TIME SERVED                               YEARS (1)
------------------------------------------------------------------------------------------------------------------------------------
KIMBERLY A. ANDERSON    Senior Vice President        December 2003 - Present     Senior Vice President, ING Funds Services, LLC,
7337 E. Doubletree                                                               ING Funds Distributor, LLC, ING Advisors, Inc and
Ranch Rd. Scottsdale,   Vice President               February 2002 - December    ING Investments, LLC (October 2003 - Present).
Arizona 85258 Date of                                2003                        Formerly, Vice President, ING Funds Services, LLC,
Birth: 07/25/1964                                                                ING Funds Distributor, LLC, ING Advisors, Inc. and
                                                                                 ING Investments, LLC (October 2001 - October
                                                                                 2003); Secretary, ING Funds Services, LLC, ING
                                                                                 Funds Distributor, LLC, ING Advisors, Inc. and ING
                        Secretary                    February 2003 - September   Investments, LLC (October 2001 - August 2003);
                                                     2003                        Vice President, ING Quantitative Management, Inc.
                                                                                 (October 2001 - September 2002); Assistant Vice
                                                                                 President, ING Funds Services, LLC (November 1999
                                                                                 - January 2001); and has held various other
                                                                                 positions with ING Funds Services, LLC for more
                                                                                 than the last five years.

THERESA K. KELETY       Secretary                    September 2003 - Present    Counsel, ING U.S. Financial Services (April 2003 -
7337 E. Doubletree                                                               Present). Formerly, Senior Associate with Shearman
Ranch Rd. Scottsdale,                                                            & Sterling (February 2000 - April 2003); and
Arizona 85258 Date of                                                            Associate with Sutherland Asbill & Brennan (1996 -
Birth: 963                                                                       February 2000).


DAVID GREENWALD         Vice-President               August 2003 - Present       Vice President of Mutual Fund Compliance, ING
7337 E. Doubletree                                                               Funds Services, LLC (May 2003 - Present).
Ranch Rd. Scottsdale,                                                            Formerly, Assistant Treasurer and Director of
Arizona 85258 Date of                                                            Mutual Fund Compliance and Operations, American
Birth: 09/24-1957                                                                Skandia, a Prudential Financial Company (October
                                                                                 1996 - May 2003).

ROBYN L. ICHILOV        Vice President and           February 2002 - Present     Vice President, ING Funds Services, LLC (October
7337 E. Doubletree      Treasurer                                                2001 - Present) and ING Investments, LLC (August
Ranch Rd. Scottsdale,                                                            1997 - Present); and Accounting Manager, ING
Arizona 85258 Date of                                                            Investments, LLC (November 1995 - Present).
Birth: 09/25/1967

                        POSITIONS HELD WITH THE      TERM OF OFFICE AND LENGTH      PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE
NAME, ADDRESS AND AGE          COMPANY                  OF TIME SERVED                                   YEARS (1)
------------------------------------------------------------------------------------------------------------------------------------
LAUREN D. BENSINGER     Vice President               March 2003 - Present        Vice President, ING Funds Distributor, LLC and ING
7337 E. Doubletree                                                               Funds Services, LLC (July 1995 to Present), ING
Ranch Rd. Scottsdale,                                                            Investments, LLC (February 1996-Present) and ING
Arizona 85258 Date of                                                            Advisors, Inc. (July 2000 - Present); and Chief
Birth: 02/06/1954                                                                Compliance Officer, ING Funds Distributor, LLC
                                                                                 (July 1995-Present), ING Investments, LLC (October
                                                                                 2001-Present) and ING Advisors, Inc. (July 2000 -
                                                                                 Present). Formerly, Vice President, ING
                                                                                 Quantitative Management, Inc. (July 2000-September
                                                                                 2002); and Chief Compliance Officer, ING
                                                                                 Quantitative Management, Inc. (July 2000-September
                                                                                 2002).

TODD MODIC              Vice President               September 2003 - Present    Vice President of Financial Reporting, Fund
7337 E. Doubletree                                                               Accounting of ING Funds Services, LLC (September
Ranch Rd. Scottsdale,   Assistant Vice President     April 2002 - September 2003 2002 - Present). Formerly, Director of Financial
Arizona 85258 Date of                                                            Reporting, ING Investments, LLC (March 2001 -
Birth: 11/03/1967                                                                September 2002); Director of Financial Reporting,
                                                                                 Axient Communications, Inc. (May 2000 - January
                                                                                 2001); and Director of Finance, Rural/Metro
                                                                                 Corporation (March 1995 - May 2000).

SUSAN KINENS            Assistant Vice President     March 2003 - Present        Assistant Vice President and Assistant Secretary,
7337 E. Doubletree      and Assistant Secretary                                  ING Funds Services, LLC (December 2002 - Present);
Ranch Rd. Scottsdale,                                                            and has held various other positions with ING
Arizona 85258 Date of                                                            Funds Services, LLC for more than the last five
Birth: 12/31/1976                                                                years.


MARIA M. ANDERSON       Assistant Vice President     April 2002 - Present        Assistant Vice President, ING Funds Services, LLC
7337 E. Doubletree                                                               (October 2001 - Present). Formerly, Manager of
Ranch Rd. Scottsdale,                                                            Fund Accounting and Fund Compliance, ING
Arizona 85258 Date of                                                            Investments, LLC (September 1999 - November 2001).
Birth: 05/29/1958

                        POSITIONS HELD WITH THE      TERM OF OFFICE AND LENGTH      PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE
NAME, ADDRESS AND AGE          COMPANY                    OF TIME SERVED                              YEARS (1)
------------------------------------------------------------------------------------------------------------------------------------
HUEY P. FALGOUT, JR.    Assistant Secretary          September 2003 - Present    Chief Counsel, ING U.S. Financial Services
7337 E. Doubletree                                                               (November 2002 - Present). Formerly, Associate
Ranch Rd. Scottsdale,                                                            General Counsel, AIG American General (January
Arizona 85258 Date of                                                            1999 - November 2002).
Birth: 11/15/1963

(1) The following documents the evolution of the name of each corporate entity referenced in the above biographies:

ING Investments, LLC (March 2002 - name changed from ING Pilgrim Investments,
    LLC)
   ING Mutual Funds Management Co., LLC (April 2001 - merged into ING Pilgrim
    Investments, LLC)
   ING Pilgrim Investments, Inc. (February 2001 - merged into ING Pilgrim
    Investments, LLC)
   ING Pilgrim Investments, LLC (February 2001 - formed)
   ING Pilgrim Investments, Inc. (September 2000 - name changed from Pilgrim
    Investments, Inc.)
   Pilgrim Advisors, Inc.** (April 2000 - merged into Pilgrim Investments, Inc.) Pilgrim Investments, Inc. (October 1998 - name changed from Pilgrim America
    Investments, Inc.)
   Pilgrim America Investments, Inc. (April 1995 - name changed from Newco
    Advisory Corporation)
   Newco Advisory Corporation (December 1994 - incorporated)

**Pilgrim Advisors, Inc. (November 1999 - name changed from
      Northstar Investment Management Corporation)

ING Funds Distributor, LLC. (October 2002)
   ING Funds Distributor, Inc. (October 2002 - merged into ING Funds
    Distributor, LLC)
   ING Funds Distributor, LLC (October 2002 - formed)
   ING Pilgrim Securities, Inc. (September 2000 - name changed from Pilgrim
    Securities, Inc.)
   Northstar Distributors Inc. (November 1999 - merged into Pilgrim Securities,
    Inc.)
   Pilgrim Securities, Inc. (October 1998 - name changed from Pilgrim America
    Securities, Inc.)
   Pilgrim America Securities, Inc. (April 1995 - name changed from Newco
    Distributors Corporation)
   Newco Distributors Corporation (December 1994 -incorporated)

ING Advisors, Inc. (March 2002 - name changed from ING Pilgrim
      Advisors, Inc.)
ING Pilgrim Advisors, Inc. (March 2001 - name changed from ING
    Lexington Management Corporation)
   ING Lexington Management Corporation (October 2000 - name changed from
    Lexington Management Corporation)
   Lexington Management Corporation (December 1996 - incorporated)

ING Funds Services, LLC (March 2002 - name changed from ING Pilgrim Group, LLC)
   ING Pilgrim Group, Inc. (February 2001 - merged into Pilgrim Group LLC)
   ING Pilgrim Group, LLC (February 2001 - formed)
   ING Pilgrim Group, Inc. (September 2000 - name changed from Pilgrim Group,
    Inc.)
   Lexington Global Asset Managers, Inc. (July 2000 - merged into Pilgrim Group,
    Inc.)
   Northstar Administrators, Inc. (November 1999 - merged into Pilgrim Group,
    Inc.)
   Pilgrim Group, Inc. (October 1998 - name changed from Pilgrim American Group,
    Inc.)
   Pilgrim America Group, Inc. (April 1995 - name changed from Newco Holdings
    Management Corporation)
   Newco Holdings Management Corporation (December 1994 - incorporated)

ING Capital Corporation, LLC (March 2002 - name changed from ING Pilgrim Capital
    Corporation, LLC)
   ING Pilgrim Capital Corporation (February 2001 - merged into ING Pilgrim
    Capital Corporation, LLC)
   ING Pilgrim Capital Corporation, LLC (February 2001 - formed)
   ING Pilgrim Capital Corporation (September 2000 - name changed from Pilgrim
    Capital Corporation)
   Pilgrim Capital Corporation (February 2000 - name changed from Pilgrim
    Holdings Corporation)
   Pilgrim Holdings Corporation (October 1999 - name changed from Northstar
    Holdings, Inc.)
   Northstar Holdings, Inc. (October 1999 - merged into Pilgrim Capital
    Corporation)
   Pilgrim Capital Corporation (June 1999 - name changed from Pilgrim America
    Capital Corporation)
   Pilgrim Capital Corporation (June 1999 - merged into Pilgrim America Capital
    Corporation)
   Pilgrim America Capital Corporation (April 1997 - incorporated)

ING Quantitative Management, Inc. (September 2002 - Dissolved)

   ING Quantitative Management, Inc. (March 2002 - name changed from ING Pilgrim
    Quantitative Management, Inc.)

   ING Pilgrim Quantitative Management, Inc. (March 2001 - name changed from
    Market Systems Research Advisors)
   Market Systems Research Advisors, Inc. (November 1986 - incorporated)

BOARD OF DIRECTORS

         The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Directors are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

Committees

         The Board has an Audit Committee whose function is to meet with the independent auditors of the Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. O'Dell, and Mr. Obermeyer (collectively the "Independent Directors"). Ms. Norgaard currently serves as Chairman and Ms. Fighetti currently serves as Vice Chairman of the Committee. The Audit Committee held four (4) meetings during the fiscal year ended May 31, 2003.

         The Board has formed a Contract Committee whose function is to consider, evaluate and make recommendations to the full Board of Directors concerning contractual arrangements with service providers to the Funds and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any Fund or its shareholders. The Contract Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. Mr. Koch currently serves as Chairman and Dr. DePrince currently serves as Vice Chairman of the Committee. The Contract Committee held one (1) meeting during the fiscal year ended May 31, 2003.

         The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held four (4) meetings during the fiscal year ended May 31, 2003.

         The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee currently consists of Mr. Koch, Dr. DePrince, Ms. Fighetti, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held nine (9) meetings during the fiscal year ended May 31, 2003.

DIRECTOR OWNERSHIP OF SECURITIES

         Set forth below is the dollar range of equity securities owned by each Director.

                                                                                                          AGGREGATE DOLLAR RANGE OF
                                                                                                           EQUITY SECURITIES IN ALL
                             ING          GLOBAL                                                            REGISTERED INVESTMENT
                        INTERNATIONAL  SCIENCE AND   INDEX PLUS                                             COMPANIES OVERSEEN BY
                           GROWTH       TECHNOLOGY    LARGECAP    INDEX PLUS        INDEX PLUS SMALLCAP     DIRECTOR IN FAMILY OF
                            FUND           FUND         FUND      MIDCAP FUND               FUND            INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
Albert E. DePrince,         None           None       $10,001 -      $10,001 -      $10,001 - $50,000(*)    Over $100,000 (*)
Jr.                                                  50,001 (*)      $50,000(*)
-----------------------------------------------------------------------------------------------------------------------------------
Maria T. Fighetti           None           None         None            None                None                   None
-----------------------------------------------------------------------------------------------------------------------------------
David L. Grove(1)           None           None         Over            None                None            Over $100,000 (*)
                                                    $100,000 (*)
-----------------------------------------------------------------------------------------------------------------------------------
Sidney Koch                 None           None     $1 - $10,000        None                None               $1 - $10,000
-----------------------------------------------------------------------------------------------------------------------------------
Edward T. O'Dell            None           None         None      over $100,000(*)    Over $100,000 (*)     Over $100,000 (*)
-----------------------------------------------------------------------------------------------------------------------------------
Joseph E.                   None           None         None        $1 - $10,000            None               $1 - $10,000
Obermeyer(3)
-----------------------------------------------------------------------------------------------------------------------------------
Corine T. Norgaard          None           None         None            None                None                   None
-----------------------------------------------------------------------------------------------------------------------------------
 DIRECTORS WHO ARE "INTERESTED
          PERSONS"
-----------------------------------------------------------------------------------------------------------------------------------
J. Scott Fox                None        $10,001 -      $10,001          None                None              Over $100,000
                                         $50,000      -$50,000
-----------------------------------------------------------------------------------------------------------------------------------
Thomas McInerney        $1 - $10,000       None       $50,001 -         None                None              Over $100,000
                                                      $100,000
-----------------------------------------------------------------------------------------------------------------------------------

(*) Held in a deferred compensation account.

(1) David L.Grove resigned from the Board effective March 31, 2003.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

         Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership as of December 31, 2003 in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies).

                             NAME OF OWNERS
                            AND RELATIONSHIP                                             VALUE OF      PERCENTAGE OF
    NAME OF DIRECTOR           TO DIRECTOR         COMPANY         TITLE OF CLASS       SECURITIES         CLASS
-----------------------     ----------------       -------         --------------       ----------     -------------
Albert E. DePrince, Jr.            N/A               N/A                N/A                 $0              N/A
Maria T. Fighetti                  N/A               N/A                N/A                 $0              N/A
David L. Grove(1)                  N/A               N/A                N/A                 $0              N/A
Sidney Koch                        N/A               N/A                N/A                 $0              N/A
Corine T. Norgaard                 N/A               N/A                N/A                 $0              N/A
Edward T. O'Dell                   N/A               N/A                N/A                 $0              N/A
Joseph Obermeyer                   N/A               N/A                N/A                 $0              N/A

(1) David L. Grove resigned from the Board effective March 31, 2003.

COMPENSATION OF DIRECTORS

         During the fiscal year of the Funds ended May 31, 2003, members of the Board who are also directors, officers or employees of ING and its affiliates were not entitled to any compensation from the Company. For the fiscal year of the Funds ended May 31, 2003, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

                               COMPENSATION TABLE

                                                                       PENSION OR
                                                                       RETIREMENT      TOTAL COMPENSATION FROM
                                                   AGGREGATE        BENEFITS ACCRUED     THE COMPANY AND FUND
                NAME OF PERSON                 COMPENSATION FROM    AS PART OF FUND         COMPLEX PAID TO
                   POSITION                       THE COMPANY           EXPENSES              DIRECTORS
-------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.*                            $22,272              N/A                  $126,500
Director
------------------------------------------------------------------------------------------------------
Maria T. Fighetti*                                  $24,225              N/A                  $137,500
Director, Former Chairman Audit Committee**
------------------------------------------------------------------------------------------------------
David L. Grove(1)                                   $19,183              N/A                  $108,889
Director
------------------------------------------------------------------------------------------------------
Sidney Koch                                         $23,226              N/A                  $132,000
Director, Chairman Contract Committee
------------------------------------------------------------------------------------------------------
Corine Norgaard                                     $22,842              N/A                  $129,750
Director, Chairman Audit Committee**
------------------------------------------------------------------------------------------------------
Joseph E. Obermeyer                                 $ 4,936              N/A                  $ 25,000
Director
------------------------------------------------------------------------------------------------------
Edward T. O'Dell*                                   $24,558              N/A                  $139,500
Director
------------------------------------------------------------------------------------------------------

(1) David L. Grove resigned from the Board effective March 31, 2003.

    * During the period June 1, 2003 through December 31, 2003, Ms. Fighetti, Mr. O'Dell, Dr. DePrince and Mr. Obermeyer deferred $19,500, $76,500, $47,625 and $17,800 respectively, of their compensation from the Fund Complex. Prior to 1997, Dr. Grove participated in a deferred compensation plan (the "Original Plan") pursuant to which compensation he received as a director for certain subsidiaries of Aetna Inc. and subsequently received as a Director of one or more of the Funds was deferred. Under the terms of the Original Plan, any amounts owed to Dr. Grove were a liability of Aetna Inc. Upon the sale of certain subsidiaries of Aetna Inc. to ING, ING assumed the liability for these amounts. In connection with the termination of the Original Plans Dr. Grove received a payment on March 14, 2002 in the amount of $846,641.12.

     **Ms. Norgarrd replaced Ms. Fighetti as Chairperson of the Audit Committee on April 1, 2003.

         During the period June 1, 2003 through December 31, 2003 the Funds' members of the Board who are also directors, officers or employees of ING and its affiliates were not entitled to any compensation from the Company. For the period June 1, 2003 through December 31, 2003 the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

                               COMPENSATION TABLE

                                                                       PENSION OR
                                                                       RETIREMENT      TOTAL COMPENSATION FROM
                                                   AGGREGATE        BENEFITS ACCRUED     THE COMPANY AND FUND
                NAME OF PERSON                 COMPENSATION FROM    AS PART OF FUND         COMPLEX PAID TO
                   POSITION                       THE COMPANY           EXPENSES              DIRECTORS
-------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.*                           $2,797.66              N/A                 $87,500.00
Director
--------------------------------------------------------------------------------------------------------
Maria T. Fighetti*                                 $2,850.42              N/A                 $87,500.00
Director, Former Chairman Audit Committee**
--------------------------------------------------------------------------------------------------------
David L. Grove(1)                                  $  533.55              N/A                 $19,139.00
Director
--------------------------------------------------------------------------------------------------------
Sidney Koch                                        $3,342.95              N/A                 $103,675.0
Director, Chairman Contract Committee
--------------------------------------------------------------------------------------------------------
Corine Norgaard                                    $3,144.38              N/A                 $96,750.00
Director, Chairman Audit Committee**
--------------------------------------------------------------------------------------------------------
Joseph E. Obermeyer                                $2,596.85              N/A                 $78,900.00
Director
--------------------------------------------------------------------------------------------------------
Edward T. O'Dell*                                  $2,427.42              N/A                 $76,400.00
Director
--------------------------------------------------------------------------------------------------------

(1) David L. Grove resigned from the Board effective March 31, 2003.

    * During the period June 1, 2003 through December 31, 2003, Ms. Fighetti, Mr. O'Dell, Dr. DePrince and Mr. Obermeyer deferred $19,500, $76,500, $47,625 and $17,800 respectively, of their compensation from the Fund Complex. Prior to 1997, Dr. Grove participated in a deferred compensation plan (the "Original Plan") pursuant to which compensation he received as a director for certain subsidiaries of Aetna Inc. and subsequently received as a Director of one or more of the Funds was deferred. Under the terms of the Original Plan, any amounts owed to Dr. Grove were a liability of Aetna Inc. Upon the sale of certain subsidiaries of Aetna Inc. to ING, ING assumed the liability for these amounts. In connection with the termination of the Original Plans Dr. Grove received a payment on March 14, 2002 in the amount of $846,641.12.

     **Ms. Norgarrd replaced Ms. Fighetti as Chairperson of the Audit Committee on April 1, 2003.

         The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

         Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Fund without the consent or approval of shareholders. As of February 2, 2004, no person owned beneficially or of record more than 25% of the Class O shares of any of the ING Funds.

         As of February 2, 2004, no person owned beneficially or of record more than 5% of the outstanding Class O shares of the ING Funds.

         As of February 2, 2004, officers and Directors of the Company owned less than 1% of the outstanding shares of any of the Funds.

                         INVESTMENT ADVISORY AGREEMENTS

         The investment adviser for the Funds is ING Investments, LLC ("Investment Adviser" or "ING Investments"), which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. The Investment Adviser, subject to the authority of the Directors of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation of certain responsibilities to another investment adviser, Aeltus Investment Management, Inc. ("ING Aeltus" or the "Sub-Adviser") as Sub-Adviser to all the Funds. The Investment Adviser and ING Aeltus are direct, wholly owned subsidiaries of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.

         On February 26, 2001, the name of the Investment Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Investment Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, ING Aeltus served as investment adviser to all the Funds.

         The Investment Adviser serves pursuant to an Investment Management Agreement between the Investment Adviser and the Funds. The Investment Management Agreement requires the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the Funds. Pursuant to sub-advisory agreements (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Investment Adviser has delegated certain management responsibilities to ING Aeltus and BlackRock. The Investment Adviser oversees the investment management of each Sub-Adviser for the Funds.

         The Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Funds and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreement.

         After an initial term through December 31, 2002, the Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

         In connection with each annual approval, the Board is provided with qualitative and quantitative information to assist it in evaluating whether to approve the continuance of the Agreements. In approving the Investment Management Agreement through December 31, 2003, the Board was advised by independent counsel, and considered a number of factors, including, but not limited to: (1) the short-term and long-term performance of each Fund in absolute terms and relative to objective benchmark indexes and other comparable mutual funds; (2) the nature and quality of the services provided by ING Investments; (3) the fees charged under the Investment Management Agreement for each Fund including a comparison to fees paid by other comparable mutual funds;
(4) the reasonableness of the compensation paid to ING Investments under the Investment Management Agreement; (5) the profitability to ING Investments and its affiliates; (6) the personnel, capabilities and operations and financial condition of ING Investments; and (7) the expense ratio of each Fund in absolute terms and relative to other comparable mutual funds. The Board also reviewed information provided by ING Investments relating to its compliance systems, disaster recovery plans and personal trading policies and internal monitoring procedures. In addition, the Board considered the total services provided by ING Funds Services, LLC, an affiliate of ING Investments, as the administrator for all the Funds as well as the fees the administrator receives for such services.

         In reviewing the terms of the Investment Management Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreement and Sub-Advisory Agreements, the Independent Directors were represented by independent legal counsel. Based upon its review, the Board has determined that the Investment Management

Agreement and Sub-Advisory Agreements are in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of each Fund, including the unanimous vote of the Independent Directors, approved the Investment Management Agreement and Sub-Advisory Agreements.

         The Investment Management Agreement may be terminated without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

         As of December 31, 2003, the Investment Adviser had assets under management of over $36.6 billion.

         The Investment Adviser bears the expense of providing its services and pays the fees of the Sub-Advisers. For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

            FUND                        ADVISORY FEE               ASSETS
-----------------------------           ------------        ---------------------
Global Science and Technology              1.050%           ON FIRST $500 MILLION
                                           1.025%           ON NEXT $500 MILLION
                                           1.000%           OVER $1 BILLION

Index Plus LargeCap                        0.450%           ON FIRST $500 MILLION
                                           0.425%           ON NEXT $250 MILLION
                                           0.400%           ON NEXT $1.25 BILLION
                                           0.375%           OVER $2 BILLION

Index Plus MidCap                          0.450%           ON FIRST $500 MILLION
                                           0.425%           ON NEXT $250 MILLION
                                           0.400%           ON NEXT $1.25 BILLION
                                           0.375%           OVER $2 BILLION

Index Plus SmallCap                        0.450%           ON FIRST $500 MILLION
                                           0.425%           ON NEXT $250 MILLION
                                           0.400%           ON NEXT $1.25 BILLION
                                           0.375%           OVER $2 BILLION

FOR the period June 1, 2002 through May 31, 2003, investment advisory fees paid to ING Investments were as follows:

                                TOTAL INVESTMENT                    NET ADVISORY
        FUND                     ADVISORY FEES        WAIVER         FEES PAID
-------------------             ----------------   -----------      ------------
Global Science  and
Technology+                       $   160,156      $   195,606      $   (35,450)
Index Plus LargeCap               $ 1,545,868      $    46,614      $ 1,499,254
Index Plus MidCap                 $   273,680      $   235,200      $    38,480
Index Plus SmallCap               $    78,745      $   243,796      $  (165,051)

For the period March 1, 2002 through May 31, 2002, investment advisory fees paid to ING Investments were as follows:

                                TOTAL INVESTMENT                    NET ADVISORY
        FUND                     ADVISORY FEES       WAIVER          FEES PAID
-------------------             ----------------  ------------     -------------
Global Science and
Technology+                       $    39,562      $    30,133      $     9,429
Index Plus LargeCap               $   472,870     ($       199)     $   473,068
Index Plus MidCap                 $    61,839      $    27,195      $    34,344
Index Plus SmallCap               $    14,361      $    30,492     ($    16,131)

         For the period November 1, 2002 through February 28, 2002, November 1, 2001 through February 28, 2002 and the years ended October 31, 2001, October 31, 2000 and October 31, 1999 investment advisory fees were paid to ING Aeltus (investment adviser to the Funds prior to March 1, 2002) as follows:

Period November 1, 2001 through February 28, 2002:

                                TOTAL INVESTMENT                    NET ADVISORY
        FUND                     ADVISORY FEES        WAIVER         FEES PAID
-------------------             ----------------   -----------      ------------
Index Plus LargeCap                 $ 580,896       $     881        $ 580,015
Index Plus MidCap                   $  43,423       $  44,303       ($     880)
Index Plus SmallCap                 $  15,631       $  43,342       ($  27,711)

         Year Ended October 31, 2001

                                TOTAL INVESTMENT
        FUND                     ADVISORY FEES        WAIVER        NET ADVISORY FEES PAID
-------------------             ----------------   -----------      ----------------------
Global Science and Technology     $   120,273      $    98,194            $    22,079
Index Plus LargeCap               $ 1,864,439      $     8,750            $ 1,855,689
Index Plus MidCap                 $    87,400      $    87,400            $         0
Index Plus SmallCap               $    44,024      $    44,024            $         0

Year Ended October 31, 2000

                                TOTAL INVESTMENT
        FUND                     ADVISORY FEES        WAIVER        NET ADVISORY FEES PAID
-------------------             ----------------   -----------      ----------------------
Global Science and Technology*    $    88,092      $    82,590            $     5,502
Index Plus LargeCap               $ 1,741,347      $         0            $ 1,741,347
Index Plus MidCap                 $    54,436      $    54,436            $         0
Index Plus SmallCap               $    40,415      $    40,415            $         0

Year Ended October 31, 1999

        FUND                 TOTAL INVESTMENT ADVISORY FEES       WAIVER        NET ADVISORY FEES PAID
-------------------          ------------------------------       ------        ----------------------
Index Plus LargeCap                     $667,633                 $ 73,563              $594,070
Index Plus MidCap                       $ 42,217                 $ 42,217              $      0
Index Plus SmallCap                     $ 35,558                 $ 35,558              $      0

*Global Science and Technology Fund commenced operations March 1, 2000.

                          EXPENSE LIMITATION AGREEMENTS

         The Investment Adviser has entered into expense limitation agreements with the following Funds, pursuant to which ING has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, ING will assume other expenses so that the total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of each Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser do not exceed:

            FUND                       EXPENSE LIMIT
-----------------------------          -------------
Global Science and Technology               1.75
Index Plus LargeCap                         0.95
Index Plus MidCap                           1.00
Index Plus SmallCap                         1.00

         Each Fund set forth above may at a later date reimburse ING for management fees waived and other expenses assumed by ING during the previous 36 months, but only if, after such reimbursement, that Fund's expense ratio does not exceed the percentage described above. ING will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

         Each expense limitation agreement provides that these expense limitations shall continue until the date set forth in the table below. Thereafter, each agreement will automatically renew for a one-year term unless ING provides written notice of the termination of the agreement to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or it may be terminated by that Fund, without payment of any penalty, upon ninety (90) days prior written notice to ING.

            FUND                          TERMINATION DATE
-----------------------------             ----------------
Global Science and Technology               May 31, 2005
Index Plus LargeCap                         May 31, 2005
Index Plus MidCap                           May 31, 2005
Index Plus SmallCap                         May 31, 2005

                             SUB-ADVISORY AGREEMENTS

         The Investment Management Agreement for each Fund provides that the Investment Adviser, with the approval of a Fund's Board of Directors, may select and employ a Sub-Adviser for the Fund, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors and officers of a Fund who are employees of the Investment Adviser or its affiliates and office rent of a Fund. Each Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreements.

         Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Funds are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Funds who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

         The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors, on behalf of a Fund, or the shareholders of a Fund upon 60 days prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect through December 31, 2005 with respect to Global Science and Technology Fund and December 31,2004 with respect to Index Plus LargeCap, Index Plus MidCap and Index Plus Small Cap Funds, and will, thereafter, continue in effect from year to year, subject to the annual approval of the appropriate Board of Directors, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

         Pursuant to the Sub-Advisory Agreements between the Investment Adviser and ING Aeltus, ING Aeltus acts as Sub-Adviser to all the Funds except ING Global Science and Technology Fund. In this capacity, ING Aeltus, subject to the supervision and control of the Investment Adviser and the Board of Directors, on behalf of the Fund, manages the Funds' portfolio investments consistently with the Funds' investment objectives, and executes any of the Funds' investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreements accrue daily and are paid monthly by the Investment Adviser. ING Aeltus's address is 10 State House Square, Hartford, Connecticut 06103-3602. ING Aeltus is a wholly owned subsidiary of ING Groep N.V.

         As of December 31, 2003, ING Aeltus had assets under management of over $54.5 billion.

         Pursuant to a Sub-Advisory Agreement between the Investment Adviser and BlackRock Advisors, Inc. ("BlackRock"), BlackRock serves as Sub-Adviser to ING Global Science and Technology Fund. BlackRock has served as Sub-Adviser since January 2, 2004. Prior to January 2, 2004 AIC Asset Management, LLC (AIC) served as Sub-Adviser. In this capacity, BlackRock, subject to the supervision and control of the Investment Adviser and the Board, on behalf of the Fund, manages the Fund's investment portfolio consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. BlackRock's address is 100 Bellevue Parkway, Wilmington, Delaware 19809. Founded in 1994, BlackRock is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly-traded investment management firms in the U.S.

         As of December 31, 2003 BlackRock had assets under management of over $309.3 billion.

         In reaching a decision to engage BlackRock as the Funds' sub-adviser, the Board, including a majority of the Independent Directors, compared the Fund's performance when managed by the former sub-adviser, AIC, with the performance of a portfolio managed by BlackRock that is comparable to the Fund under a new investment strategy. The Board also considered the performance of a peer group of other science and technology sector funds that are comparable to the Fund. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the Adviser's view of the reputation of BlackRock; (2) the nature and quality of the services to be provided by BlackRock; (3) the addition of an exclusivity provision in the Sub-Advisory Agreement; (4) the fairness of the compensation under the Sub-Advisory Agreement in light of the services to be provided; (5) BlackRock's track record in managing the risks and volatility inherent in the technology sector; (6) the qualifications of the personnel, portfolio management capabilities and investment methodologies; (7) BlackRock's operations, compliance program, policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures; (8) BlackRock's financial condition; (9) the costs for the services to be provided by BlackRock and the fact that these costs will be paid by the Adviser and not directly by the Fund;
(10) the consistency in investment style and portfolio turnover rates experienced over time by a portfolio managed by BlackRock in accordance with the new investment strategy; (11) the appropriateness of the selection of BlackRock and the employment of the new investment strategy in light of the Fund's investment objective and its current and prospective investor base; and (12) BlackRock's Code of Ethics and related procedures for complying therewith. The Board also considered the advisory fee to be retained by ING Investments for its oversight and monitoring services that will be provided to the Fund.

         Prior to approving the Sub-Advisory Agreement, the Independent Directors met in several executive sessions with their independent counsel to discuss and consider the Sub-Advisory Agreement, as well as BlackRock. As a part of this process, the Independent Directors reviewed materials provided by BlackRock and by ING Investments regarding BlackRock and its personnel, operations, financial condition, philosophy of management, performance, expectations and methods of operations as they would relate to the Fund. In addition, the Independent Directors reviewed and discussed the terms and provisions of the Sub-Advisory Agreement.

         During the course of its deliberations, the Board reached the following conclusions regarding BlackRock and the Sub-Advisory Agreement, among others:
(1) BlackRock is qualified to manage the Fund's assets in accordance with its investment objective and policies; (2) the new investment strategy is appropriate for pursuing the Fund's investment objective and is consistent with the interests of current and prospective investors in the Fund; (3) the new investment strategy would not materially affect the current risk profile of the Fund; (4) BlackRock is likely to execute the new investment strategy consistently over time; (5) BlackRock has sufficient financial resources available to it to fulfill its commitments to the Fund under the Sub-Advisory Agreement; (6) BlackRock is likely to diversify the Fund's portfolios in order to minimize volatility and risk; (7) The exclusivity provisions included in the Sub-Advisory Agreement with respect to the management of other mutual funds with similar investment objectives, policies and restrictions are likely to provide the Fund with the opportunity to realize asset growth during the exclusivity period; (8) BlackRock maintains appropriate compliance programs; (9) BlackRock is likely to manage the assets with a turnover rate that is relatively low for a technology sector; and (10) the compensation to be paid under the Sub-Advisory Agreement is fair in relation to the services to be provided by BlackRock.

         For the following Funds, as compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:

            FUND                             SUB-ADVISORY FEE *              ASSETS
-----------------------------            -------------------------    ---------------------
Global Science and Technology                 January 2, 2004
                                             through March 31,
                                                   2004
                                                   0.35%

                                          Effective April 1, 2004
                                                  0.500%**            On first $200 million
                                                  0.450%**            One next $300 million
                                                  0.400%**              Over $500 million

Index Plus LargeCap                               0.203%              On first $500 million
                                                  0.191%               On next $250 million
                                                  0.180%              On next $1.25 billion
                                                  0.169%                 Over $2 billion

Index Plus MidCap                                 0.203%              On first $500 million
                                                  0.191%               On next $250 million
                                                  0.180%              On next $1.25 billion
                                                  0.169%                 Over $2 billion

Index Plus SmallCap                               0.203%              On first $500 million
                                                  0.191%               On next $250 million
                                                  0.180%              On next $1.25 billion
                                                  0.169%                 Over $2 billion

*   As a percentage of average net assets

** For purposes of calculating fees under this Agreement, the assets of the series shall be aggregated with the assets of ING VP Global Science and Technology Portfolio, a series of ING Variable Portfolios, Inc., a registered investment company that is not a party to this Agreement. The aggregated assets will be applied to the above schedule and the resulting fee shall be prorated back to these two series and their respective Investment Sub-Adviser based on relative net assets.

         For the period April 26, 2003 to January 2, 2004, Global Science and Technology Fund paid AIC a monthly fee in arrears equal to 0.35% as a percentage of the Fund's average daily net assets. Prior to April 26, 2003, ING Global Science and Technology Fund paid AIC a monthly fee in arrears equal to 0.50% as a percentage of the Fund's average daily net assets.

         For the period June 1, 2002, through May 31, 2003, ING paid Aeltus Investment Management as Sub-Adviser the following:

       FUND                                               SUB-ADVISORY FEES PAID
-------------------                                       ----------------------
Index Plus LargeCap                                              $695,638
Index Plus MidCap                                                $123,155
Index Plus SmallCap                                              $ 35,435

         For the period March 1, 2002 through May 31, 2002, ING paid ING Aeltus, in its capacity as Sub-Adviser, the following:

       FUND                                               SUB-ADVISORY FEES PAID
-------------------                                       ----------------------
Index Plus LargeCap                                              $212,791
Index Plus MidCap                                                $ 27,693
Index Plus SmallCap                                              $  6,462

         For the year ended October 31, 2001 and for the period March 1, 2000 to October 31, 2000, ING Aeltus, as the former investment adviser to Global Science and Technology Fund, paid AIC Asset Management LLC (AIC) sub-advisory fees of $57,445 and $41,718, respectively for its services to the Fund. For the fiscal period ended May 31, 2002, ING Aeltus paid AIC (formerly Elijah Asset Management
LLC) sub-advisory fees of $42,073 for its services to Global Science and Technology Fund. For the fiscal period ended May 31, 2003, ING paid AIC sub-advisory fees of $69,161 for its services to ING Global Science and Technology Fund. On January 2, 2004, BlackRock Advisors, Inc. became Sub-Advisor to Global Science and Technology Fund.

                        ADMINISTRATIVE SERVICES AGREEMENT

         ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for the Funds pursuant to Administrative Services Agreements. Subject to the supervision of the Board of Directors, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Adviser under the Investment Management Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Investment Adviser. Prior to April 1, 2002, for the Fixed Income Funds, and May 1, 2002, for the Equity Funds, ING Aeltus provided administrative services to the Funds pursuant to administrative agreements. The services provided by ING Aeltus included: (1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the SEC and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) calculating NAV; (6) the preparation of certain shareholder communications; (7) supervision of the custodians and transfer agent; and (8) reporting to the Board.

         For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

         For the period June 1, 2002 through May 31, 2003, administrative service fees were paid to ING Funds Services, LLC as follows:

                               TOTAL ADMINISTRATIVE                        NET ADMINISTRATIVE
FUND                              SERVICES FEES      ADMINISTRATOR WAIVER  SERVICES FEES PAID
-----                             -------------      --------------------  ------------------
Global Science and Technology        $ 12,203                 $0                $ 12,203
Index Plus LargeCap                  $274,820                 $0                $274,820
Index Plus MidCap                    $ 48,655                 $0                $ 48,655
Index Plus SmallCap                  $ 13,999                 $0                $ 13,999

         For the period November 1, 2001 through October 31, 2002, November 1, 2001 through March 31, 2002 and the fiscal years ended October 31, 2001, 2000 and 1999, administrative services fees paid to ING Aeltus (in its capacity as the former administrator to the Funds) were as follows:

November 1, 2002 through May 31, 2002

                               TOTAL ADMINISTRATIVE                        NET ADMINISTRATIVE
FUND                              SERVICES FEES      ADMINISTRATOR WAIVER  SERVICES FEES PAID
----                              -------------      --------------------  ------------------
Global Science and Technology        $  8,163                $0                $  8,163
Index Plus LargeCap                  $226,969                $0                $226,969
Index Plus MidCap                    $ 22,238                $0                $ 22,238
Index Plus SmallCap                  $  6,428                $0                $  6,428

For the years ended October 31, 2001 and October 31, 2000, administrative services fees paid to ING Aeltus as follows:

                                   YEAR ENDED OCTOBER 31, 2001
                                   ---------------------------
                               TOTAL ADMINISTRATIVE                        NET ADMINISTRATIVE
FUND                               SERVICES FEES     ADMINISTRATOR WAIVER  SERVICES FEES PAID
-----                              -------------     --------------------  ------------------
Global Science and Technology*         11,455                   0                11,455
Index Plus LargeCap                   414,320                   0               414,320
Index Plus MidCap                      19,422              10,977                 8,445
Index Plus SmallCap                     9,783               9,783                     0

                                   YEAR ENDED OCTOBER 31, 2000
                                   ---------------------------

Global Science and Technology*          8,390                   0                 8,390
Index Plus LargeCap                   386,966                   0               386,966
Index Plus MidCap                      12,097               5,902                 6,195
Index Plus SmallCap                     8,981               8,981                     0

*Global Science and Technology commenced operations March 1, 2000

                                    CUSTODIAN

         As of June 1, 2003, Bank of New York, One Wall Street, New York, New York, serves as custodian of the Funds. The custodian does not participate in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                 TRANSFER AGENT

         DST Systems, Inc, 330 West 9th Street, Kansas City, Missouri 64105-1514 serves as the transfer and dividend-paying agent to the Funds.

                                  LEGAL COUNSEL

         Legal matters for the Company are passed upon by Goodwin Procter, LLP, Exchange Place, 53 State Street, Boston, MA, 02109.

                              INDEPENDENT AUDITORS

         KPMG LLP serves as the independent auditors for the Funds. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings. KPMG LLP is located at 99 High Street, Boston Massachusetts 02110. Prior to April 1, 2003, the Funds were audited by other independent accountants.

                              PRINCIPAL UNDERWRITER

         Shares of the Funds are distributed by ING Funds Distributor, LLC ("ING Funds Distributor" or the "Distributor") pursuant to an Underwriting Agreement between the Fund and the Distributor. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Funds and the Distributor have agreed to indemnify each other against certain liabilities. The Underwriting Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. See the Prospectus for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor is not an expense of the Funds and have no effect on the net asset value of the Funds. ING Funds Distributor, LLC, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is a Delaware corporation and is an indirect wholly owned subsidiary of ING Groep N.V. and an affiliate of ING. Prior to January 1, 2002, Aeltus Capital, Inc. ("ACI"), 10 State House Square, Hartford, Connecticut 06103-3602, was the distributor for the Funds.

For the period June 1, 2002 through May 31, 2003, fees were paid to ING Funds Distributor, LLC as follows:


FUND                           TOTAL UNDERWRITING FEES
----                           -----------------------
Global Science and Technology           $ 56,584
Index Plus LargeCap                     $784,739
Index Plus MidCap                       $184,373
Index Plus SmallCap                     $ 67,612

         For the period January 1, 2002 through May 31, 2002, fees were paid to ING Funds Distributor LLC as follows:

FUND                           TOTAL UNDERWRITING FEES
----                           -----------------------
Global Science and Technology         $ 21,303
Index Plus LargeCap                   $398,842
Index Plus MidCap                     $ 53,011
Index Plus SmallCap                   $ 14,365

         For the period November 1, 2001 through December 31, 2001 and the years ended October 31, 2001, 2000 and 1999, Shareholder Services fees were paid to ACI (principal underwriter to the Funds prior to January 1, 2002) as follows:

         For the period November 1, 2001 through December 31, 2001

FUND                           TOTAL UNDERWRITING FEES
----                           -----------------------
Global Science and Technology         $  8,039
Index Plus LargeCap                   $166,957
Index Plus MidCap                     $ 14,325
Index Plus SmallCap                   $  3,789
International Growth                  $ 29,442

         For the years ended October 31, 2001 and October 31, 2000, underwriting fees were paid as follows:

FUND                                            TOTAL UNDERWRITING FEES
----                                            -----------------------
                               Year Ended October 31, 2001  Year Ended October 31, 2000
                               ---------------------------  ---------------------------
Global Science and Technology*             50,267                   39,961
Index Plus LargeCap                     1,072,427                  993,925
Index Plus MidCap                          65,737                   31,681
Index Plus SmallCap                        19,699                   15,048

*Global Science and Technology commenced operations on March 1, 2000.

               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

         Class O shares are subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Class O Shareholder Services Plan, ING Funds Distributor is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class O shares of each Fund. The Service Fee may be used by ING Funds Distributor to compensate ING DIRECT Securities Inc. for servicing and maintaining shareholder accounts. ING Funds Distributor or its affiliates may make payments to ING DIRECT Securities, Inc. in an amount up to 0.25% of the total Fund assets held in customer accounts that designate such firm as the selling broker-dealer. The value of a shareholder's investment will be unaffected by these payments.

         ING Funds Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether the Plan should be continued. The terms and provisions of the Plans relating to required reports, term and approval are consistent with the requirements of Rule 12b-1.

         The Shareholder Services Plan continues from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plan. No other interested person of the Funds has a financial interest in the Plan.

         In approving the Distribution and Shareholder Services Plans, the Board considered all the features of the distribution system, including 1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, 2) the services provided to the Funds and its shareholders by ING Funds Distributor, and 3) ING Funds Distributor's shareholder distribution-related expenses and costs.

         Additional cash payments may be made by ING Funds Distributor to ING Direct for providing shareholder servicing and/or distribution services. Under this arrangement, ING Funds Distributor may pay ING Direct an additional 15% of the average daily net assets of the Class O shares of each fund aboove the .25% discussed above.

         Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the following Funds paid to ING Funds Distributor, LLC for the year ended May 31, 2003 were as follows:

   DISTRIBUTION EXPENSES         CLASS O
  -----------------------        -------
Global Science and Technology
-----------------------------
Advertising                      $    33
Printing                         $   618
Salaries & Commissions           $ 4,964
Broker Servicing                 $ 5,374
Miscellaneous                    $ 2,063
Total                            $13,052

  Index Plus LargeCap
  -------------------
Advertising                      $    38
Printing                         $   720
Salaries & Commissions           $ 4,760
Broker Servicing                 $ 8,865
Miscellaneous                    $ 2,364
Total                            $16,747

    Index Plus MidCap
    -----------------
Advertising                      $    71
Printing                         $ 1,350
Salaries & Commissions           $ 9,772
Broker Servicing                 $11,194
Miscellaneous                    $ 4,958
Total                            $27,345

     Index Plus SmallCap
     -------------------
Advertising                      $    38
Printing                         $   716
Salaries & Commissions           $ 5,748
Broker Servicing                 $ 6,062
Miscellaneous                    $ 2,860
Total                            $15,424

                        PURCHASE AND REDEMPTION OF SHARES

         Class O shares of the Company are purchased at the applicable net asset value (NAV) next determined after a purchase order is received. Class O shares are redeemed at the applicable NAV next determined after a redemption request is received, as described in the Prospectus.

         Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the SEC by order so permits for the protection of shareholders of a Fund.

         Certain brokers or other designated intermediaries such as third party administrators or plan trustees may accept purchase and redemption orders on behalf of the Funds. The transfer agent will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such order may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.

         If you invest in a Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

         Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

         A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

         Purchases and exchanges should be made for investment purposes only. The Funds reserve the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

         The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds define a "market timer" as an individual, or entity acting on behalf of one or more individuals, if (i) the individual or entity makes three or more exchange requests out of any Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to -1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

         Subject to the supervision of the Board, ING Aeltus (or BlackRock, in the case of ING Global Science and Technology Fund) has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is ING Aeltus' and Blackock's policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. ING Aeltus (or BlackRock, in the case of Global Science and Technology Fund) may also consider the sale of shares of the Funds and of other investment companies advised by ING Aeltus as a factor in the selection of brokerage firms to execute the Funds' portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to ING Aeltus' and BlackRock's duty to obtain best execution.

         ING Aeltus (or BlackRock, in the case of Global Science and Technology
Fund) receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. ING Aeltus and BlackRock consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of ING Aeltus and BlackRock, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided.

         Research services furnished by brokers through whom the Funds effect securities transactions may be used by ING Aeltus in servicing all of its accounts; not all such services will be used by ING Aeltus or BlackRock to benefit the Funds.

         Consistent with federal law, ING Aeltus or BlackRock may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of ING Aeltus and BlackRock, as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect ING Aeltus' or BlackRock's opinion as to which services and which means of payment are in the long-term best interests of the Funds.

         ING Aeltus may buy or sell the same security at or about the same time for a Fund and another advisory client of ING Aeltus, including clients in which affiliates of ING Aeltus have an interest. BlackRock may also buy or sell the same security at or about the same time for a Fund and another advisory client of BlackRock, including clients in which affiliates of BlackRock have an interest. Either ING Aeltus or BlackRock, as the case may be, normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of a Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows*:

            FUND                 JUNE 1, 2003 THROUGH MAY 31, 2003
            ----                 ---------------------------------
Global Science and Technology                 $ 59,897
Index Plus LargeCap                           $456,116
Index Plus MidCap                             $172,526
Index Plus SmallCap                           $ 84,023

            FUND               NOVEMBER 1, 2001 THROUGH MAY 31, 2002
            ----               -------------------------------------
Global Science and Technology                 $ 38,378
Index Plus LargeCap                           $616,286
Index Plus MidCap                             $ 33,832
Index Plus SmallCap                           $  2,502

                                  FOR YEAR ENDED    FOR YEAR ENDED    FOR YEAR ENDED
             FUND                OCTOBER 31, 2001  OCTOBER 31, 2000  OCTOBER 31, 1999
             ---                 ----------------  ----------------  ----------------
Global Science and Technology*        31,542           24,168                N/A
Index Plus LargeCap                  938,360          760,175            278,464
Index Plus MidCap                     40,785           16,000             11,440
Index Plus SmallCap                   17,767           12,082              7,225

*Global Science and Technology commenced operations on March 1, 2000.

         For the period ended November 1, 2001 through October 31, 2002, period ended November 1, 2001 through May 31, 2002 and period ended November 1, 2001 through March 31 2002, commissions in the amount listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

         Period ended November 1, 2001 through May 31, 2002:

           FUND                  COMMISSIONS PAID ON TOTAL TRANSACTIONS
           ----                  --------------------------------------
Global Science and Technology                   $  2,352
Index Plus LargeCap                             $179,550
Index Plus MidCap                               $      0
Index Plus SmallCap                             $      0

         For the year ended October 31, 2001, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

           FUND                COMMISSIONS PAID ON TOTAL TRANSACTIONS
           ----                --------------------------------------
Global Science and Technology             $  7,199
Index Plus LargeCap                       $264,657
Index Plus MidCap                         $    510
Index Plus SmallCap                       $      0

         The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

----------

* The Funds do not have any affiliated brokerage arrangements.

                                 CODE OF ETHICS

         The Funds, the Investment Adviser and ING Funds Distributor, LLC have an adopted Code of Ethics (in compliance with Rule 17j-1 under the 1940 Act) governing personal trading activities of all Directors and officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Funds' Compliance Officer or her designee and to report all transactions on a regular basis. ING Aeltus and BlackRock (for ING Global Science and Technology
Fund) have each adopted their own Codes of Ethics to govern the personal trading activities of its personnel.

                             PROXY VOTING PROCEDURES

         The Board of Directors of the Fund (the "Board") has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund's portfolio securities. The procedures and guidelines delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser's proxy voting procedures which require the Adviser to vote proxies in accordance with the Fund's proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Fund, including the procedures of the Adviser, is attached hereto as Appendix A. Beginning on or about August 31, 2004, and no later than August 31st annually thereafter, information regarding how the Fund votes proxies relating to portfolio securities for the one year period ending June 30th will be made available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database ( www.sec.gov).

                        SHAREHOLDER ACCOUNTS AND SERVICES

Systematic Investment

         The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

Shareholder Information

         The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

         Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Automatic Cash Withdrawal Plan

         The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

Cross Investing

         Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-866-BUY-FUND (866-289-3863).

         Dividend Investing You may elect to have dividend and/or capital gains distributions automatically invested in another Fund.

         Systematic Exchange You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

Signature Guarantee

         A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

         A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

         The NAV per share is computed by dividing Class O's pro-rata share of a Fund's net assets less any liabilities specifically attributable to Class O by the total number of shares outstanding for Class O. A Fund's net assets include, among other things, the market value of any securities held by the Fund, any dividends or interest accrued but not collected, other assets adjusted by certain liabilities incurred for the benefit of the Fund, such as payables for securities purchased and certain accrued expenses.

         Securities of the Funds are generally valued by independent pricing services which have been approved by the Board. The values for equity securities traded on registered securities exchanges (except as otherwise noted below) are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price. Readily marketable securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market are valued at the mean of the current bid and asked prices as reported by independent pricing sources. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Securities for which prices are not obtained from a pricing service are valued based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation, and all securities in Money Market, will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

         Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities used in computing the NAV of the shares of a Fund are determined as of the earlier of such market close or the closing time of the NYSE. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the NYSE, or when the foreign market on which such securities trade is closed but the NYSE is open, which will not be reflected in the computation of NAV. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

                               TAX CONSIDERATIONS

         The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Code, Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

         Each Fund intends to qualify as a regulated investment company under the Code. To so qualify and to be taxed as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and

(c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

         The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income, that qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

         The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

         If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

         Distributions

         Dividends of investment company taxable income (including net short-term capital gains) generally are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction, and also may be eligible for federal income taxation at long-term capital gain rates in the case of individual shareholders, to the extent attributable to a Fund's dividend income from certain corporations, and if other applicable requirements are met, including, in the case of corporate dividends received deduction, a requirement that the dividends must have been paid by a U.S. corporation. However, the alternative minimum tax applicable to corporations may reduce the benefit of the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

         Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

         Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         Original Issue Discount

         Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

         Foreign Currency Transactions

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

         Passive Foreign Investment Companies

         A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute assets which produce passive (i.e., investment type) income or held for the production of passive income or 75% or more of its gross income is passive income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

         A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

         Foreign Withholding Taxes

         Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

         Options and Hedging Transactions

         The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed before the end of the 30th day after the close of the Fund's taxable year, if certain conditions are met.

         Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

         Short Sales Against the Box

         If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale.

Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

         Other Investment Companies

         It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

         Sale or Other Disposition of Shares

         Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

         In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

         Backup Withholding

         Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently 28%) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require (2) the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, (3) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (4) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

         Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

         Other Taxes

         Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                         CALCULATION OF PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN

         Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(n) = ERV

Where:   P      = a hypothetical initial payment of $1,000,
         T      = the average annual total return,
         n      = the number of years, and
         ERV    = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

                  These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION

         Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                               P(1 + T)(n) = ATVD

Where:   P        = a hypothetical initial payment of $1,000,
         T        = the average annual total return (after taxes on
                    distributions),
         n        = the number of years, and
         ATVD     = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemptions.

         All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION

         Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                               P(1 + T)(n) = ATVDR

Where:     P      = a hypothetical initial payment of $1,000,
           T      = the average annual total return (after taxes on
                    distributions), n
                  = the number of years, and ATVDR = ending value of a
                    hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions and redemption.

         All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

         A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income.

ADDITIONAL PERFORMANCE QUOTATIONS

         Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge, if any, but may also show total return without giving effect to that charge. Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

         In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class O Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

         Class O shares were first offered on August 1, 2001. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Currently only International Growth Fund, Technology Fund, Bond Fund, Index Plus Large Cap Fund, Index Plus Mid Cap Fund and Index Plus Small Cap Fund offer Class O shares to the public.

         The average total returns from commencement of operations to November 30, 2003 are as follows:

FUND NAME                         1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE*
---------                         ------  -------  ---------------  ---------------
GLOBAL SCIENCE AND TECHNOLOGY
  Class O                         23.87%    N/A        -10.22%        08/06/2001
  Class O (after taxes on         23.87%    N/A        -10.21%
  distributions)
  Class O (after taxes on         15.52%                -8.58%
  distributions and sale of Fund            N/A
  shares)
INDEX PLUS LARGECAP
  Class O                         12.78%    N/A         -5.17%        08/01/2001
  Class O (after taxes on         12.75%    N/A         -5.51%
  distributions)
  Class O (after taxes on         8.53%     N/A         -4.56%
  distributions and sale of Fund
  shares)
INDEX PLUS MIDCAP
  Class O                         25.24%    N/A         -0.08%        08/01/2001
  Class O (after taxes on         25.22%    N/A          5.17%
  distributions)
  Class O (after taxes on         16.44%    N/A          4.47%
  distributions and sale of Fund
  shares)
INDEX PLUS SMALLCAP
  Class O                         29.15%    N/A          7.56%        08/01/2001
  Class O (after taxes on         29.15%    N/A          7.46%
  distributions)
  Class O (after taxes on         18.95%    N/A          6.43%
  distributions and sale of Fund
  shares)

         The average total returns from commencement of operations to May 31, 2003, is as follows:

FUND NAME                         1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE*
---------                         ------  -------  ---------------  ---------------
GLOBAL SCIENCE AND TECHNOLOGY
  Class O                         -19.58    N/A        -22.78%        08/06/2001
  Class O (after taxes on         -19.58    N/A        -22.78%
  distributions)
  Class O (after taxes on         -12.73    N/A        -19.03%
  distributions and sale of Fund
  shares)
INDEX PLUS LARGECAP
  Class O                            N/A    N/A        -11.34%        08/01/2001
  Class O (after taxes on            N/A    N/A        -11.69%
  distributions)
  Class O (after taxes on            N/A    N/A         -9.77%
  distributions and sale of Fund
  shares)
INDEX PLUS MIDCAP
  Class O                            N/A    N/A         -2.58%        08/01/2001
  Class O (after taxes on            N/A    N/A         -2.76%
  distributions)
  Class O (after taxes on            N/A    N/A         -2.27%
  distributions and sale of Fund
  shares)

FUND NAME                         1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE*
---------                         ------  -------  ---------------  ---------------
INDEX PLUS SMALLCAP
  Class O                            N/A    N/A         -1.93%        08/01/2001
  Class O (after taxes on            N/A    N/A         -2.06%
  distributions)
  Class O (after taxes on            N/A    N/A         -1.68%
  distributions and sale of Fund
  shares)

* The inception dates above represent the commencement of operations, which may not coincide with the effective date of the post-effective amendment to the registration statement with which the Funds were added.

                              FINANCIAL STATEMENTS

         The Financial Statements and the independent auditors' reports, thereon, appearing in the Company's Annual Reports and the Company's Semi-Annual Reports (unaudited) are incorporated by reference into this SAI. The company's Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-992-0180.

                                   APPENDIX A

                                    ING FUNDS

                             -----------------------

                     PROXY VOTING PROCEDURES AND GUIDELINES
                          Effective as of July 29, 2003
               As amended September 24, 2003 and December 17, 2003

I.       INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by each of the Funds' Board of Trustees/Directors1 (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors2 of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.      DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the "Adviser") the authority and responsibility to vote all proxies with respect to all portfolio securities of each Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

--------------

1    Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.

2    The independent Trustees/Directors are those Board members who are not
      "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

III.     APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 3. The Board hereby approves such procedures.

Any material changes to the Adviser's proxy voting procedures must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.      VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser's proxy procedures.

         A.       Routine Matters

         The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

         B.       Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

                  1.  Votes in Accordance with Agent Recommendation

                  In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

                  2.  Non-Votes

                  The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

                  3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

                  If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will request that each member of the Proxy Group and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined the Adviser's proxy voting procedures), in substantially the form attached hereto as Exhibit 2.

         If Counsel determines that a conflict of interest appears to exist with respect to any of member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as directed by the Guidelines, or in accordance with the recommendation of the Agent, where applicable. Cases in which any member of the Proxy Group or an Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist.

         If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

V.       CONFLICTS OF INTEREST

In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote in accordance with the Guidelines, or the Agent's recommendation, where applicable, so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which the Adviser or certain other related parties may be deemed to have a conflict of interest.

VI.      REPORTING AND RECORD RETENTION

         A.       Reporting by the Funds

                  Beginning in August 2004, on an annual basis, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record posted for any Fund that is a feeder in a master/feeder structure will be that of the master fund. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

         B.       Reporting to the Boards

                  At each regularly scheduled meeting, the Board will receive a report from the Adviser's Proxy Coordinator indicating each proxy proposal (1) that was voted contrary to the Guidelines or the recommendation of the Agent, if applicable; and (2) for which the Proxy Group initially recommended a vote contrary to the Guidelines, or the recommendation of the Agent where applicable, but which was ultimately voted in accordance with the Guideline or the recommendation of the Agent in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending a vote, contrary to the Guidelines or the recommendation of the Agent, if applicable.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                         ING VP BALANCED PORTFOLIO, INC.
                    ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
                                  ING GET FUNDS
                              ING VP BOND PORTFOLIO
                          ING VP MONEY MARKET PORTFOLIO
                               ING VARIABLE FUNDS
                          ING VARIABLE PORTFOLIOS, INC.
                              ING SERIES FUND, INC.

Effective: July 29, 2003

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                            FORM OF CONFLICTS REPORT

            FORM OF CONFLICT OF INTEREST REPORT - PROXY GROUP MEMBERS

                          PROXY VOTING OF THE ING FUNDS

ISSUER:

MEETING DATE:

1. To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal?

         EXPLANATION:                                                YES     NO
                                                                     [ ]     [ ]

2. To your knowledge, (1) does any ING Entity have a material business relationship with the Issuer or (2) is any ING Entity actively seeking to have a material business relationship with the Issuer?

         EXPLANATION:                                                YES     NO
                                                                     [ ]     [ ]

3. Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include routine communications from proxy solicitors.

         EXPLANATION:                                                YES     NO
                                                                     [ ]     [ ]

4. Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?

         EXPLANATION:                                                YES     NO
                                                                     [ ]     [ ]

NAME:                                         DATE:

CERTIFICATION: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.

Definitions:

AFFILIATE means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the issuer; (B) any company 5 % or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the issuer; (D) any officer, director, partner, copartner, or employee of the issuer; (E) if the issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the issuer is an unincorporated investment company not having a board of directors, the depositor thereof.

ING ENTITY means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC., ING Funds Distributor, LLC, Aeltus Investment Management, Inc., ING Investment Management Americas, Directed Services, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC.

ISSUER includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, subsidiary or parent, or company under common control.

MATERIAL BUSINESS RELATIONSHIP means (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 5% of the outstanding securities of the ISSUER.

** Please fax or email to Karla Bos at 480-477-2744 or karla.bos@ingfunds.com **

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                             PROXY VOTING PROCEDURES
                          Effective as of July 10, 2003
                As amended August 21, 2003 and November 17, 2003

I.       INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to proxies for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.      ROLES AND RESPONSIBILITIES

         A.       Proxy Coordinator

         The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines ("Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, the Proxy Coordinator will call a meeting of the Proxy Group.

         B.       Agent

         An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

         The Agent shall be instructed to vote all proxies in accordance with the ING Funds' Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee.

         The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

         C.       Proxy Group

         The Adviser shall establish a Proxy Group (the "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

         A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group.

         A meeting of the Proxy Group will be held whenever the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation with respect to a vote on a proposal.

         For each proposal referred to the Proxy Group, it will review (1) the Procedures and Guidelines, (2) the recommendation of the Agent, if any,
         (3) the recommendation of the Investment Professional(s) and (4) any other resources that the Proxy Group deems appropriate to aid in a determination of a recommendation.

         If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

         If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall follow the procedures for such voting as established by a Fund's Board.

         D.       Investment Professionals

         The Funds' Advisers, sub-advisers and/or portfolio managers (referred to herein as "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.     VOTING PROCEDURES

         A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

         B.       Routine Matters

         The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

         C.       Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

                  1.       Votes in Accordance with Agent Recommendation

                  In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

                  2.       Non-Votes

                  The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

                  3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

                  If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

                  4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.      CONFLICTS OF INTEREST

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group and each Investment Professional participating in the voting process must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives.

For all matters for which the Proxy Group recommends a vote contrary to Procedures and Guidelines, or the recommendation of the Agent, where applicable, or where the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's PROCEDURES. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.       REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

        NAME                                    TITLE OR AFFILIATION
Stanley D. Vyner           Chief Investment Risk Officer and Executive Vice President of ING
                           Investments, LLC

Karla J. Bos               Acting Proxy Coordinator

Kimberly A. Anderson       Senior Vice President and Assistant Secretary of ING Investments, LLC

Maria Anderson             Assistant Vice President - Manager Fund Compliance of ING Funds Services,
                           LLC

Michael J. Roland          Executive Vice President and Chief Financial Officer of ING Investments, LLC

Todd Modic                 Vice President of Financial Reporting - Fund Accounting of ING Funds
                           Services, LLC

Megan L. Dunphy, Esq.      Counsel, ING Americas US Legal Services

Theresa K. Kelety, Esq.    Counsel, ING Americas US Legal Services

Effective as of November 17, 2003

                                    EXHIBIT 4
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                    PROXY VOTING GUIDELINES OF THE ING FUNDS
                          Effective as of July 29, 2003
               As amended September 24, 2003 and December 17, 2003

I.       INTRODUCTION

The following is a statement of the proxy voting Guidelines that have been adopted by the respective Boards of Directors or Trustees of each Fund.

Proxies must be voted in the best interest of the Fund. The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives.

II.      GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous Governance Provisions, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in Global Proxies.

In all cases where "case-by-case" consideration is noted, it shall be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc. Such policy may be overridden in any case pursuant to the procedures outlined herein.

                                   PROPOSAL                                             GUIDELINES
--------------------------------------------------------------------------------       ------------
THE BOARD OF DIRECTORS

Voting on director nominees in uncontested elections                                   Case-by-Case

Separating Chairman and CEO                                                            Case-by-Case

Shareholder proposals seeking a majority of independent directors                          For

Shareholder proposals asking that board audit, compensation, and/or                        For
nominating committees be composed exclusively of independent directors

Shareholder proposals requiring directors to own a minimum amount of company           Case-by-Case
stock in order to qualify as a director or to remain on the board

Term of Office

     -   Shareholder proposals to limit the tenure of outside directors                   Against

Age Limits

     -   Shareholder proposals to impose a mandatory retirement age outside For             for
         directors

Director and Officer Indemnification and Liability Protection                          Case-by-Case

     -   Limit or eliminate entirely directors' and officers' liability for               Against
         monetary damages for violating the duty of care

     -   Proposals that would expand coverage beyond just legal expenses to               Against
         acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

     -   Proposals providing such expanded coverage in cases when a                         For
         director's or officer's legal defense was unsuccessful if:

         (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

         (2) Only if the director's legal expenses would be covered

PROXY CONTESTS

Voting for director nominees in contested elections                                    Case-by-Case

                                   PROPOSAL                                             GUIDELINES
--------------------------------------------------------------------------------       ------------
Reimburse proxy solicitation expenses                                                  Case-by-Case

AUDITORS

Ratifying Auditors                                                                         For

Non-Audit Services

     -   Approval of auditors when total non-audit fees exceed the total of            Case-by-Case
         audit fees, audit-related fees and permissible tax fees

Auditor Independence

     -   Shareholder proposals asking companies to prohibit their auditors             Case-by-Case
         from engaging in non-audit services or capping the level of non-audit services

Audit Firm Rotation

     -   Shareholder proposals asking for mandatory audit firm rotation                  Against

PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

     -   Proposals to classify                                                           Against

     -   Proposals to repeal classified boards and to elect all directors                  For
         annually

Shareholder Ability to Remove Directors

     -   Proposals that provide that directors may be removed only for cause             Against

     -   Proposals to restore shareholder ability to remove directors with                 For
         or without cause

     -   Proposals that provide that only continuing directors may elect                 Against
         replacement to fill board vacancies

     -   Proposals that permit shareholders to elect directors to fill board               For
         vacancies

Cumulative Voting

     -   Proposals to eliminate cumulative voting                                        Against

     -   Proposals to restore or permit cumulative voting                              Case-by-Case

                                   PROPOSAL                                             GUIDELINES
--------------------------------------------------------------------------------       ------------
Shareholder Ability to Call Special Meetings

     -   Proposals to restrict or prohibit shareholder ability to call                   Against
         special meetings

     -   Proposals that remove restrictions on the right of shareholders to                For
         act independently of management

Shareholder Ability to Act by Written Consent

     -   Proposals to restrict or prohibit shareholder ability to take                   Against
         action by written consent

     -   Proposals to allow or make easier shareholder action by written                   For
         consent

Shareholder Ability to Alter the Size of the Board

     -   Proposals that seek to fix the size of the board                              Case-by-Case

     -   Proposals that give management the ability to alter the size of the             Against
         board without shareholder approval

                            TENDER OFFER DEFENSES

Poison Pills

     -   Proposals that ask a company to submit its poison pill for                        For
         shareholder ratification

     -   Shareholder Proposals to redeem a company's poison pill                       Case-by-Case

     -   Management Proposals to ratify a poison pill                                  Case-by-Case

Fair Price Provisions

     -   Proposals to adopt fair price provisions                                      Case-by-Case

     -   Fair price provisions with shareholder vote requirements greater                Against
         than a majority of disinterested shares

Greenmail

     -   Proposals to adopt antigreenmail charter or bylaw amendments or                   For
         otherwise restrict a company's ability to make greenmail payments

     -   Antigreenmail proposals when they are bundled with other charter or           Case-by-Case
         bylaw amendments

                                   PROPOSAL                                             GUIDELINES
--------------------------------------------------------------------------------       ------------
Pale Greenmail                                                                         Case-by-Case

Unequal Voting Rights

     -   Dual-class exchange offers                                                      Against

     -   Dual-class recapitalizations                                                    Against

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

     -   Management proposals to require a supermajority shareholder to                  Against
         approve charter and bylaw amendments

     -   Shareholder proposals to lower supermajority shareholder vote                     For
         requirements for charter and bylaw amendments

Supermajority Shareholder Vote Requirement to Approve Mergers

     -   Management proposals to require a supermajority shareholder vote to             Against
         approve mergers and other significant business combinations

     -   Shareholder proposals to lower supermajority shareholder vote                     For
         requirements for mergers and other significant business combinations

White Squire Replacements                                                                  For

MISCELLANEOUS GOVERNANCE PROVISIONS

Shareholder proposals to adopt confidential voting, use independent                        For
tabulators, and use independent inspectors of election

Management proposals to adopt confidential voting                                          For

Equal Access

     -   Shareholder proposals that would allow significant company                        For
         shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board

Bundled or "Conditioned" Proxy Proposals                                               Case-by-Case

Shareholder Advisory Committees                                                        Case-by-Case

                                   PROPOSAL                                             GUIDELINES
--------------------------------------------------------------------------------       ------------
CAPITAL STRUCTURE

                         Common Stock Authorization

     -   Proposals to increase the number of shares of common stock, taking             Case-by-Case
         into consideration whether intention exists to
         significantly dilute shareholders proportionate interest or to be unduly dilutive to shareholders' proportionate interest

     -   Proposals to increase the number of authorized shares of the class                Against
         of stock that has superior voting rights in companies that have dual-class capitalization structures

Stock Distributions: Splits and Dividends

     -   Management proposals to increase common share authorization for a                   For
         stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns

Reverse Stock Splits

     -   Management proposals to implement a reverse stock split when the                    For
         number of shares authorized for issue is proportionately reduced

     -   Proposals to implement a reverse stock split that do not                       Case-by-Case
         proportionately reduce the number of shares of authorized for issue

Preferred Stock

     -   Proposals authorizing the creation of new classes of preferred                    Against
         stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock)

     -   Proposals to create blank check preferred stock in cases where the                  For
         company expressly states that the stock will not be used as a takeover defense

     -   Proposals to authorize preferred stock in cases where the company                   For
         specified the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

                                   PROPOSAL                                             GUIDELINES
--------------------------------------------------------------------------------       ------------
     -   Proposals to increase the number of blank check preferred shares              Case-by-Case
         after analyzing the number of preferred shares available for issue given a company's industry performance in terms of shareholder returns

Shareholder proposals to have blank check preferred stock placements, other                For
than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification

Management Proposals to Reduce the Par Value of Common Stock                               For

Shareholder Proposals that Seek Preemptive Rights                                      Case-by-Case

Debt Restructuring                                                                     Case-by-Case

Share Repurchase Programs                                                                  For

Tracking Stock                                                                         Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION                                                    Case-by-Case

Management Proposals Seeking Approval to Reprice Options                               Case-by-Case

Director Compensation                                                                  Case-by-Case

Employee Stock Purchase Plans                                                          Case-by-Case

OBRA-Related Compensation Proposals

     -   Amendments that Place a Cap on Annual Grants or Amend                             For
         Administrative Features

     -   Amendments to Add Performance-Based Goals                                         For

     -   Amendments to Increase Shares and Retain Tax Deductions Under OBRA            Case-by-Case

     -   Approval of Cash or Cash-and-Stock Bonus Plan                                     For

Shareholder Proposals to Limit Executive and Director Pay

     -   Proposals that seek additional disclosure of director pay                         For
         information

     -   Proposals that seek additional disclosure of executive pay                        For
         information

     -   All other proposals that seek to limit executive and director pay             Case-by-Case

                                   PROPOSAL                                             GUIDELINES
--------------------------------------------------------------------------------       ------------
Golden and Tin Parachutes

     -   Shareholder proposals to have golden and tin parachutes submitted                 For
         for shareholder ratification

     -   All proposals to ratify or cancel golden or tin parachutes                    Case-by-Case

Employee Stock Ownership Plans (ESOPs)                                                     For

401(k) Employee Benefit Plans                                                              For

                                                                                           For

 Shareholder proposals to expense stock options, unless company has already publicly committed to expensing options by a specific date

                           STATE OF INCORPORATION

Voting on State Takeover Statutes                                                      Case-by-Case

Voting on Reincorporation Proposals                                                    Case-by-Case

MERGERS AND CORPORATE RESTRUCTURINGS

Mergers and Acquisitions                                                               Case-by-Case

Corporate Restructuring                                                                Case-by-Case

Spinoffs                                                                               Case-by-Case

Asset Sales                                                                            Case-by-Case

Liquidations                                                                           Case-by-Case

Appraisal Rights                                                                           For

Changing Corporate Name                                                                    For

Adjournment of Meeting

     -   Proposals to adjourn a meeting when the primary proposal is also                  For
         voted FOR

MUTUAL FUND PROXIES

Election of Directors                                                                  CASE-BY-CASE

Converting Closed-end Fund to Open-end Fund                                            Case-by-Case

Proxy Contests                                                                         Case-by-Case

Investment Advisory Agreements                                                         Case-by-Case

                                   PROPOSAL                                             GUIDELINES
--------------------------------------------------------------------------------       ------------
Approving New Classes or Series of Shares                                                  For

Preferred Stock Proposals                                                              Case-by-Case

1940 Act Policies                                                                      Case-by-Case

Changing a Fundamental Restriction to Nonfundamental Restriction                       Case-by-Case

Change Fundamental Investment Objective to Nonfundamental                              Case-by-Case

Name Rule Proposals                                                                    Case-by-Case

Disposition of Assets/Termination/Liquidation                                          Case-by-Case

Changes to the Charter Document                                                        Case-by-Case

Changing the Domicile of a Fund                                                        Case-by-Case

Change in Fund's Subclassification                                                     Case-by-Case

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder                For
Approval

Distribution Agreements                                                                Case-by-Case

Master-Feeder Structure                                                                    For

Mergers                                                                                Case-by-Case

Shareholder Proposals to Establish Director Ownership Requirement                        Against

Reimburse Shareholder for Expenses Incurred                                            Case-by-Case

Terminate the Investment Advisor                                                       Case-by-Case

SOCIAL AND ENVIRONMENTAL ISSUES                                                        Case-by-Case

GLOBAL PROXIES

While a number of the foregoing Guidelines may be applied to both U.S. and global proxies, the following provide for the differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Routine Management Proposals                                                               For

     -   The opening of the shareholder meeting                                            For

     -   That the meeting has been convened under local regulatory                         For
         requirements

                                   PROPOSAL                                             GUIDELINES
--------------------------------------------------------------------------------       ------------
     -   The presence of quorum                                                            For

     -   The agenda for the shareholder meeting                                            For

     -   The election of the chair of the meeting                                          For

     -   The appointment of shareholders to co-sign the minutes of the                     For
         meeting

     -   Regulatory filings (e.g., to effect approved share issuances)                     For

     -   The designation of inspector or shareholder representative(s) of                  For
         minutes of meeting

     -   The designation of two shareholders to approve and sign minutes of                For
         meeting

     -   The allowance of questions                                                        For

     -   The publication of minutes                                                        For

     -   The closing of the shareholder meeting                                            For

     -   Other similar routine management proposals                                        For

Discharge of Management/Supervisory Board Members

     -   Management proposals seeking the discharge of management and                      For
         supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders

Director Remuneration                                                                  Case-by-Case

     -   Proposals to approve the remuneration of directors as long as the                 For
         amount is not excessive and there is no evidence of abuse

Approval of Financial Statements and Director and Auditor Reports

     -   Management proposals seeking approval of financial accounts and                   For
         reports, unless there is concern about the company's financial accounts and reporting

Remuneration of Auditors

     -   Proposals to authorize the board to determine the remuneration of                 For
         auditors, unless there is evidence of excessive compensation relative to the size and nature of the company

                                   PROPOSAL                                             GUIDELINES
--------------------------------------------------------------------------------       ------------
Indemnification of Auditors                                                              Against

Allocation of Income and Dividends

     -   Management proposals concerning allocation of income and the                      For
         distribution of dividends, unless the amount of the distribution is consistently and unusually small or large

Stock (Scrip) Dividend Alternatives                                                        For

     -   Stock (scrip) dividend proposals that do not allow for a cash                   Against
         option unless management demonstrates that the cash option is harmful to shareholder value

Debt Issuance Requests                                                                 Case-by-Case

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

     -   Debt issuances for companies when the gearing level is between zero               For
         and 100 percent

     -   Proposals where the issuance of debt will result in the gearing               Case-by-Case
         level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards

Financing Plans

     -   Adoption of financing plans if they are in the best economic                      For
         interests of shareholders

Related Party Transactions                                                             Case-by-Case

     -   Approval of such transactions unless the agreement requests a                     For
         strategic move outside the company's charter or contains
         unfavorable terms

Capitalization of Reserves

     -   Proposals to capitalize the company's reserves for bonus issues of                For
         shares or to increase the par value of shares

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

                                   PROPOSAL                                             GUIDELINES
--------------------------------------------------------------------------------       ------------
Amendments to Articles of Association                                                  Case-by-Case

     -   That are editorial in nature                                                      For

     -   Where shareholder rights are protected                                            For

     -   Where there is negligible or positive impact on shareholder value                 For

     -   For which management provides adequate reasons for the amendments                 For

     -   Which the company is required to do so by law (if applicable)                     For

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